As Filed with the Securities and Exchange Commission on April 29, 1997

                                                      Registration Nos. 33-33734
                                                                        811-6057



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X /

                   Pre-Effective Amendment No. _____                  /   /

                   Post-Effective Amendment No. 18                    / X /

                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       / X /

                              Amendment No. 20                        / X /

                             HSBC MUTUAL FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 634-2536

                           Steven R. Howard, Secretary
                 Baker & McKenzie, 805 Third Avenue, 30th Floor
                            New York, New York 10022
                     (Name and Address of Agent for Service)


           It is proposed that this filing will become effective (check appropriate box):

            X   immediately upon filing pursuant to paragraph (b)
           ---
                on (date) pursuant to paragraph (b)
           ---
                75 days after filing pursuant to paragraph (a)
           ---
                on (date) pursuant to paragraph (a) of Rule 485
           ---


                The Registrant has registered an indefinite number of shares of beneficial interest, par value $0.001 per share, by filing a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commission on March 3, 1997.

                        Calculation of Registration Fee

Title of Securities Being     Amount Being     Proposed Maximum        Proposed Maximum      Amount of
       Registered              Registered*    Offering Price Per      Aggregate Offering   Registration Fee
                                                    Unit                     Price**

Shares of Beneficial Interest:
$.001 par value of each
Portfolio                      Indefinite

Growth and Income Fund            17,597         $17.67                 $        0             $    0.00

New York Tax-Free Bond
Fund                             705,748         $11.37                 $        0             $    0.00


Small Cap Fund                    21,104         $14.74                 $        0             $    0.00

Fixed Income Fund                 30,664         $10.14                 $        0             $    0.00

International Equity Fund         28,273         $11.00                 $        0             $    0.00
                                ---------                               --------------------------------
Total                            805,386                                $        0             $    0.00

* Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to rule 24f-2 under the Investment Company Act of 1940.

** The calculation of the maximum aggregate offering price is made pursuant to rule 24e-2(a) under the Investment Company Act of 1940 and is based on the following: the total amount of securities redeemed or repurchased of the Registrant's series indicated above during the fiscal year ended December 31, 1996 was 1,287,720 securities of the Growth and Income Fund; 983,166 securities of the New York Tax-Free Bond Fund; 296,513 securities of the Small Cap Fund; 2,726,104 securities of the Fixed Income Fund; 195,359 of the Short-Term U.S. Government Fund; and 355,941 securities of the International Equity Fund; and 1,270,123 shares of the Growth and Income Fund; 277,418 shares of the New York Tax-Free Bond Fund; 275,409 shares of the Small Cap Fund; 2,695,439 shares of the Fixed Income Fund; 195,354 shares of the Short-Term U.S. Government Fund; and 327,668 shares of the International Equity Fund; were previously used for reduction pursuant to Rule 24f-2 and 803,386 (representing 17,597 shares of the Growth and Income Fund; 705,748 shares of the New York Tax-Free Bond Fund; 30,665 shares of the Fixed Income Fund; 21,104 shares of the Small Cap Fund; 0 shares of the Short-Term U.S. Government Fund; and 28,273 shares of the International Equity
        Fund), is being so registered in this Amendment.

*** Unless otherwise indicated, amount represents the maximum offering price per unit as of April 16, 1996.

                             HSBC MUTUAL FUNDS TRUST

                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)
                       under the Securities Act of 1933
                               FIXED INCOME FUND
                          NEW YORK TAX-FREE BOND FUND

                                SMALL CAP FUND
                             GROWTH & INCOME FUND

                           INTERNATIONAL EQUITY FUND

N-1A Item No.                                   Location

Part A                                          Prospectus Caption

Item 1.    Cover Page.................    Cover Page

Item 2.    Synopsis...................    Summary of Annual Fund Operating
                                          Expenses
Item 3.    Condensed Financial
             Information..............    Yield Information;
                                          Financial Highlights

Item 4.    General Description of
                 Registrant               Investment Objective,
                                                Policies and Risk
                                                Factors; Investment
                                                Restrictions

Item 5.    Management of the Fund.....    Management of the Fund; Transactions
                                          with Affiliates; Purchase of Shares;
                                          Transfer and Dividend Disbursing
                                          Agent and Custodian
Item 5A.   Management's Discussion of
             Fund Performance.........    Not Applicable

Item 6.    Capital Stock and Other
             Securities...............    Dividends, Distributions and Taxes;
                                          Account Services; Shares of
                                          Beneficial Interest
Item 7.    Purchase of Securities
             Being Offered............    Determination of Net Asset Value;
                                          Purchase of Shares; Exchange
                                          Privilege

Item 8.    Redemption or Repurchase...    Redemption of Shares; Redemptions
                                          (Part B)

Item 9.    Legal Proceedings..........    Not Applicable

Part B                                         Statement of
                                               Additional Information
                                               Caption

Item 10.    Cover Page..................  Cover Page

Item 11.    Table of Contents...........  Table of Contents

Item 12.    General Information and
              History...................  Not Applicable

Item 13.    Investment Objective and
              Policies..................  Investment Policies and Risk
                                          Factors; Investment Restrictions

Item 14.    Management of the Registrant  Management

Item 15.    Control Persons and Principal
              Holders of Securities.....  Management; Shares of Beneficial
                                          Interest

Item l6.    Investment Advisory and
              Other Services............  Management; Custodian, Transfer
                                          Agent and Dividend Disbursing Agent;
                                          Independent Auditors

Item 17.    Brokerage Allocation........  Portfolio Transactions

Item 18.    Capital Stock and Other
              Securities................  Shares of Beneficial Interest

Item 19.    Purchase, Redemption and
              Pricing of Securities
              Being Offered.............  Purchase of Shares (Part A);
                                          Redemptions; Redemption of Shares
                                          (Part A); Determination of Net Asset
                                          Value; Exchange Privilege

Item 20.    Tax Status..................  Dividends, Distributions and Taxes
                                          (Part A); Federal Income Taxes (Part
                                          B);

Item 21.    Underwriters................  Management

Item 22.    Calculation of Performance
              Data .....................  Performance Information

Item 23.    Financial Statements........  Financial Statements

================================================================================
HSBC Mutual Funds Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Fixed Income Fund                   3435 Stelzer Road, Columbus, Ohio 43219
 New York Tax Free Bond Fund
                                       Information: (800) 634-2536
                                       HSBC ASSET MANAGEMENT AMERICAS INC.
                                       --Investment Adviser and Co-Administrator
                                       BISYS FUND SERVICES--Distributor
================================================================================

      HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust and is an open-end, diversified management investment company with multiple investment portfolios, including the Fixed Income Fund (the "Fixed Income Fund") and the New York Tax-Free Bond Fund (the "New York Fund") to which this Prospectus relates (herein referred to individually as a "Fund" and collectively as the "Funds").

     The investment objective of the Fixed Income Fund is generation of high current income consistent with appreciation of capital by investing in a variety of fixed-income securities. The investment objective of the New York Fund is to provide its investors with as high a level of current income exempt from regular Federal, New York State and New York City income taxes as is consistent with relative stability of capital. See "Investment Objectives and Policies" in this Prospectus. There can be no assurances that the Funds will achieve their investment objectives.

     The Funds' investment adviser is HSBC Asset Management Americas Inc. (the "Adviser"), the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank. See "Management of the Funds" in this Prospectus.

     Prospective investors should be aware that shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

     Shares of the Funds are offered for sale primarily through its Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain broker-dealers, banks, financial institutions and corporations (the "Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at these Participating Organizations and to perform certain services for the Funds.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A Statement of Additional Information (the "SAI"), dated April 29, 1997, containing additional detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy is available without charge and can be obtained by writing the Trust at the above address, or calling the telephone number listed above.

                                   ----------

       This Prospectus should be read and retained for ready reference to information about the Fund.

                                   ----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED  UPON  THE  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION  TO  THE  CONTRARY IS A CRIMINAL OFFENSE.


April 29, 1997

                                TABLE OF CONTENTS

Summary of Annual Fund Operating
     Expenses ..........................................................   2
Financial Highlights ...................................................   4
Investment Objectives, Policies and Risk
     Factors ...........................................................   6
Other Investment Policies of the Funds .................................  15
Investment Restrictions ................................................  19
Management of the Funds ................................................  20
Transactions with Affiliates ...........................................  24
Determination of Net Asset Value .......................................  24
Purchase of Shares .....................................................  25
Redemption of Shares ...................................................  28
Exchange Privilege .....................................................  30
Dividends and Distributions ............................................  31
Federal Income Taxes ...................................................  31
New York Taxes .........................................................  33
Account Services .......................................................  33
Transfer Agency and Fund Accounting
     Services ..........................................................  34
Custodian ..............................................................  34
Performance Information ................................................  34
Shares of Beneficial Interest ..........................................  35


                                   ----------

                    SUMMARY OF ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

     The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Funds would bear directly or indirectly. The information is based on expenses for the Funds for the fiscal year ended December 31, 1996, as adjusted for estimated other operating expenses and voluntary reductions of investment advisory, administration, co-administration and 12b-1 fees.

Shareholder Transaction Expenses:

                                                                                              New York
                                                                           Fixed Income       Tax-Free
                                                                              Fund           Bond Fund
                                                                           ------------      ---------
Maximum sales charge imposed on purchases of Fund's shares
     (as a percentage of offering price) ..................................   4.75%             4.75%
                                                                              -----             -----

Certain investors will not be subject to the sales charge. See "Purchase of
     Shares" in this Prospectus ...........................................

Annual Fund Operating Expenses:
Management Fees (net of fees not imposed)* ................................   0.55%             0.25%
12b-1 Fees (net of fees not imposed)** ....................................   0.04%             0.24%
Other Expenses (net of fees and expenses not imposed)
     Administrative Services Fee*** .......................................   0.10%             0.10%
     Co-Administrative Services Fee**** ...................................   0.00%             0.00%
     Other Operating Expenses .............................................   0.17%             0.30%
                                                                              -----             -----
Total Fund Operating Expenses (net of fees and expenses
     not imposed)+ ........................................................   0.86%             0.89%
                                                                              =====             =====
Total Fund Operating Expenses Before Non-Imposition
     of Fees and Expenses++ ...............................................   1.29%             1.32%
                                                                              =====             =====


     Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Funds. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

     The following example should not be considered a representation of past or future expenses. The expenses set forth above and example set forth below reflect the non-imposition of certain fees and expenses. The actual expenses may be greater or lesser than those shown. The following example assumes a 5% annual return; however, the Funds' actual return will vary and may be greater or less than 5%.

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and the reinvestment of all dividends and distributions:+++

Example:

                                                                   New York
                                                  Fixed Income   Tax-Free Bond
                                                      Fund           Fund
                                                  ------------   -------------
1 year ...................................            $ 56          $ 56
3 years ..................................            $ 74          $ 75
5 years ..................................            $ 93          $ 94
10 years .................................            $149          $152


* Reflects advisory fees not imposed as a result of a voluntary waiver by the Adviser. If these fees had been imposed, the New York Tax-Free Bond Fund would have paid 0.45%, for advisory fees. See "Management of the Funds--Investment Adviser."

** The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average daily net assets of each Fund at an annual rate not to exceed 0.35% with respect to each Fund. See "Management of the Funds--Distribution Plan and Agreement."

*** Reflects administrative fees not imposed as a voluntary waiver by BISYS Fund Services of 0.05% for each Fund. See "Management of the
     Funds--Administration."

**** Reflects co-administrative fees of 0.03% and shareholder servicing fees of 0.04% voluntarily waived by the Adviser for each Fund. See "Management of the Funds--Administrator and Shareholder Servicer Assistant."

+ Investors who purchase and redeem shares of a Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization. The Funds may also pay fees to Participating Organizations for handling recordkeeping and certain administrative services for the customers who invest in the Funds through accounts maintained at the Participating Organization. The payment will not exceed 0.35% of the average daily net assets maintained by such Participating Organization (See "Management of the Funds--Servicing Agreements.")

++   Includes, among other things, Rule 12b-1 fees at the maximum rate of 0.20%.

+++ Includes a maximum sales charge from which certain shareholders may be exempt. See "Purchase of Shares."

                              FINANCIAL HIGHLIGHTS

     The following supplementary financial information for each of the four years in the period ended December 31, 1996 for the Fixed Income Fund and for each of the five years in the period ended December 31, 1996 for the New York Tax-Free Bond Fund has been audited by Ernst & Young LLP whose report thereon appears in the Funds' 1996 Annual Report to Shareholders. The supplementary financial information for each of the years prior to December 31, 1991 also has been audited by Ernst & Young LLP. This information should be read in conjunction with the financial statements and notes thereto.

     Selected data for a share outstanding throughout each period:

                                                     FIXED INCOME FUND


                                                                                                                     For the Period
                                                                           Year ended December 31,               January 15, 1993(a)
                                                                 -------------------------------------------               to
                                                                    1996              1995              1994       December 31, 1993
                                                                    ----              ----              ----       -----------------
Net asset value, beginning of period ...................           $10.28             $9.35            $10.13            $10.00
                                                                 --------           -------           -------           -------
Income From Investment Operations:
     Net investment income .............................             0.59              0.59              0.59              0.63
     Net realized and unrealized gain (loss)
        on investments .................................            (0.39)             0.93             (0.78)             0.21
                                                                 --------           -------           -------           -------
        Total from investment operations ...............             0.20             $1.52             (0.19)             0.84
                                                                 --------           -------           -------           -------
Less Distributions from:
     Net investment income .............................            (0.59)            (0.59)            (0.59)            (0.63)
     Net realized gain .................................             --                --                --               (0.08)
        Total distributions ............................            (0.59)            (0.59)            (0.59)            (0.71)
                                                                 --------           -------           -------           -------
Net asset value, end of period .........................            $9.89            $10.28             $9.35            $10.13
                                                                 ========           =======           =======           =======
Total Return (b) .......................................             2.11%            16.73%            (1.89)%            8.57%(d)
Ratios/Supplemental Data:
     Net assets (000), end of period ...................         $104,875           $99,942           $84,774           $90,907
     Ratio of expenses (without fee waivers)
        to average net assets* .........................             0.98%             0.96%             0.86%             0.87%(c)
     Ratio of expenses (with fee waivers) to
        average net assets .............................             0.88%             0.93%             0.77%             0.22%(c)
     Ratio of net investment income
        (with fee waivers) to average net assets .......             5.94%             6.03%             6.10%             6.40%(c)
     Ratio of net investment income (without
        fee waivers) to average net assets* ............             5.84%             6.00%             6.01%             5.75%(c)
     Portfolio turnover rate ...........................           156.05%            41.58%            63.96%           107.34%(d)

----------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations.
(b)  Excludes sales charge.
(c)  Annualized.
(d)  Not annualized.

                                                 NEW YORK TAX-FREE BOND FUND


                                                                                                                      For the Period
                                                                   For the Year ended December 31,                 March 21, 1989(a)
                                              --------------------------------------------------------------------          to
                                                 1996       1995      1994       1993       1992      1991    1990  December 31,1989
                                                 ----       ----      ----       ----       ----      ----    ----  ----------------
Net asset value, beginning of period ......    $11.17     $10.20    $11.70     $11.01     $10.66    $10.14   $10.20     $10.00
                                               ------     ------    ------     ------     ------    ------   ------     ------
Income From Investment Operations:

   Net investment income ..................      0.55       0.54      0.53       0.59       0.66      0.66     0.64       0.50
   Net realized and unrealized gain (loss)
     from investments .....................     (0.12)      0.97     (1.47)      0.95       0.44      0.57    (0.04)      0.20
                                               ------     ------    ------     ------     ------    ------   ------     ------
     Total from investment operations .....      0.43       1.51     (0.94)      1.54       1.10      1.23     0.60       0.70
                                               ------     ------    ------     ------     ------    ------   ------     ------
Less Distributions from:
   Net investment income ..................     (0.55)     (0.54)    (0.53)     (0.59)     (0.66)    (0.66)   (0.64)     (0.50)
   Net realized gain ......................       --         --      (0.03)     (0.26)     (0.09)    (0.05)   (0.02)      --
                                               ------     ------    ------     ------     ------    ------   ------     ------
     Total distributions ..................     (0.55)     (0.54)    (0.56)     (0.85)     (0.75)    (0.71)   (0.66)     (0.50)
                                               ------     ------    ------     ------     ------    ------   ------     ------
Net asset value, end of period ............    $11.05     $11.17    $10.20     $11.70     $11.01    $10.66   $10.14     $10.20
                                               ------     ------    ------     ------     ------    ------   ------     ------
Total Return(b) ...........................      3.99%     15.17%    (8.13)%    14.27%     10.66%    12.59%    6.13%      7.13%(d)
Ratios/Supplemental Data:
   Net assets (000), end of period ........   $41,975    $50,677   $50,711    $61,740    $32,407   $14,929   $7,268     $7,150
   Ratio of expenses (without fee waivers)
     to average net assets* ...............      1.21%      1.20%     1.10%      1.06%      1.17%     1.32%    1.53%      1.58%(c)
   Ratio of expenses (with fee waivers)
     to average net assets ................      0.91%      0.99%     0.84%      0.63%      0.38%     0.34%    0.50%      0.50%(c)
   Ratio of net investment income (with fee
     waivers) to average net assets .......      5.02%      5.07%     4.93%      4.98%      6.04%     6.36%    6.38%      6.29%(c)
   Ratio of net investment income (without
     fee waivers) to average net assets* ..      4.72%      4.86%     4.67%      4.55%      5.25%     5.38%    5.35%      5.21%(c)
   Portfolio Turnover Rate ................     87.40%     24.43%   122.43%     70.36%     66.44%   110.27%    8.48%     78.70%(d)

----------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations.
(b)  Excludes sales charge.
(c)  Annualized.
(d)  Not annualized.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

Fixed Income Fund

     The investment objective of the Fixed Income Fund is generation of high current income consistent with appreciation of capital. The Fixed Income Fund invests primarily in notes, bonds, debentures and other fixed-income securities. Under normal market conditions, at least 65% of the total assets of the Fixed Income Fund will be invested in fixed-income securities which are rated at least Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or which are comparably rated by another rating agency or, if unrated, are determined to be of comparable quality by the Adviser pursuant to guidelines established and regularly reviewed by the Board of Trustees. The Fixed Income Fund will not purchase debt securities rated below Baa by Moody's or BBB by S&P and expects to maintain an average quality rating of its investment portfolio of Aa by Moody's or AA by S&P or, to the extent certain securities are unrated or rated by other rating agencies, result in comparable average portfolio quality. While "Baa"/"BBB" and comparable unrated securities may produce a higher return, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Fixed Income Fund may invest and may be regarded as having speculative characteristics as well. The quality restrictions on the Fixed Income Fund's investments prevent the Fund from utilizing certain more speculative investments which would otherwise serve to achieve the Fund's investment objective of providing investors with high current income. Currently, the Fixed Income Fund has no policy with respect to the Fund's average portfolio maturity. The Fixed Income Fund may invest up to 35% of its total assets in variable and floating rate debt securities which meet the issuer and quality standards described above.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. To the extent the ratings given by a rating agency may change as a result of changes in such organization or its rating systems, the Fixed Income Fund will attempt to conform its ratings systems to such changes as standards for investments in accordance with the investment policies contained in this Prospectus and in the SAI.

     The Fixed Income Fund will base its investment selection upon analysis of prevailing market and economic conditions. Although the Fund has no present intention of doing so, the Fund may utilize options on securities, interest rate futures contracts and options thereon to reduce certain risks to its investments and to attempt to enhance income, but not for speculation. The investment objective and the investment policies described above are fundamental and may not be changed by the Board of Trustees without a vote of shareholders of the Fund. The other investment policies of the Fund are not fundamental, except as otherwise indicated, including those discussed below under "Investment Policies of the Fixed Income Fund," and therefore may be changed by the Board of Trustees without a shareholder vote. There can be no assurance that the Fund's investment objective will be attained.

New York Tax-Free Bond Fund

     The investment objective of the New York Tax-Free Bond Fund (the "New York Fund") is to provide investors with as high a level of current income exempt from regular Federal, New York State and New York City income taxes as is consistent with relative stability of capital. Generally, long-term municipal obligations provide higher yield and higher price volatility than short-term and intermediate-term municipal obligations. There can be no assurance that the New York Fund's investment objective will be attained.

Municipal Obligations and Quality Standards

     To attain its investment objective, the New York Fund invests substantially all of its assets in municipal obligations that are exempt from Federal, New York State and New York City income tax in the opinion of bond counsel to the issuer and in participation certificates in such obligations purchased from banks, insurance companies and other financial institutions ("New York Obligations") which meet the rating standards described below. As a matter of fundamental policy, the New York Fund will maintain at least 80% of its net assets in tax-exempt municipal obligations that are not subject to Federal income tax and the alternative minimum tax. Generally, during normal market conditions at least 65% of the value of the New York Fund's total assets will be invested in bonds of New York issuers and the remainder may be invested in other New York Obligations or in securities that are not New York Obligations and therefore are subject to New York State and New York City income taxes. Although the New York Fund will have no restrictions on the minimum or maximum maturity of any individual New York Obligations held by it, the New York Fund will have an average portfolio maturity ranging from three to 30 years. See "Investment Restrictions" in this Prospectus for additional information.

     Municipal Bonds. Municipal bonds may be categorized as "general obligation" or "revenue" bonds.

     General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Investments in municipal bonds are limited to bonds which are rated at the date of purchase "Baa" or better by Moody's or "BBB"or better by S&P or comparably rated by other NRSROs, or, in certain instances, unrated municipal bonds if they are deemed by the Fund's investment adviser to be comparable to "Baa" or "BBB" rated based upon the investment adviser's assessment of publicly available information.

     Bonds rated "Baa" by Moody's are judged to be "medium-grade obligations, i.e., they are neither highly protected nor poorly secured." In addition, "interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Under the S&P classification, bonds rated "BBB" have an "adequate capacity to pay interest and repay principal" and "whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories."

     Municipal Notes. Municipal notes consist of tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

     Investments in municipal notes are limited to notes which are rated at the date of purchase "MIG-2" or better ("VMIG-2" or better in the case of variable rate notes) by Moody's or "SP-2" or better by S&P or comparably rated by other NRSROs, or, if not rated, are in the opinion of the New York Fund's investment adviser, of comparable investment quality.

     Notes rated "MIG-2" by Moody's are judged to be of "high quality, with margins of protection ample enough although not as large as" in "MIG-1"-rated issues. Under the S&P classification, notes rated "SP-1" exhibit very strong or strong capacity to pay principal and interest and notes rated "SP-2" exhibit satisfactory capacity to pay principal and interest.

     Municipal Commercial Paper. Investments in municipal commercial paper are limited to issues rated "Prime-2" or better by Moody's or "A-2" or better by S&P or comparably rated by other NRSROs, or, if not rated, are in the opinion of the Fund's investment adviser of comparable investment quality.

     Commercial paper rated "Prime-2" by Moody's is considered to have a "strong capacity for repayment of short-term promissory obligations". Under the S&P classification, the "A-2" rating indicates a strong capacity for timely payment but the relative degree of safety is not as high as for issues designated "A-1".

     If not rated, securities purchased by the New York Fund will be of comparable quality to the above ratings as determined by the Fund's investment adviser.

     After purchase by the New York Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the New York Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the New York Fund will attempt to conform its rating systems to such changes as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

     Although an investment in the New York Fund is not insured, certain of the municipal obligations purchased by the New York Fund may be insured as to principal and interest by companies that provide insurance for municipal obligations. These obligations are identified as such in the New York Fund's financial statements.

     Floating Rate Instruments. Certain municipal obligations which the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Such obligations may carry a demand or "put" feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The Fund's investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

     Taxable Securities. The New York Fund may elect to invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the Fund may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary "defensive" posture when, in the opinion of the Fund's investment adviser, it is advisable to do so. During times when the Fund is maintaining a temporary defensive posture, it may be unable to fully achieve its investment objective.

     The types of taxable securities (in addition to "alternative minimum tax" securities) in which the Fund may invest are limited to the following money market instruments which have remaining maturities not exceeding one year: (i) obligations of the United States Government, its agencies or instrumentalities;
(ii) negotiable certificates of deposit and bankers' acceptances of United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) domestic commercial paper rated "P-1" by Moody's or "A-1" or "A-1+" by S&P or comparably rated by another nationally recognized statistical rating organization; and (iv) repurchase agreements. The Fund also has the right to hold cash equivalents of up to 100% of its total assets when the Fund's investment adviser deems it necessary for temporary defensive purposes.

   New York Obligations

     The New York Fund's assets will be invested primarily in municipal obligations that are exempt from Federal, New York State and New York City income tax in the opinion of bond counsel to the issuer and in participation certificates in such obligations purchased from banks, insurance companies and other financial institutions. Dividends paid by the New York Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, and of Puerto Rico, other U.S. territories or possessions and their political subdivisions will be exempt from Federal, New York State and New York City personal and corporate income taxes. The New York Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from Federal income tax but will be subject to New York State and New York City personal and corporate income taxes. As a matter of fundamental policy, the New York Fund will invest no less than 80% of its net assets in New York obligations.

     Opinions relating to the validity of municipal obligations (including New York Obligations) and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

   Risk Considerations for the New York Fund

     Investors should be aware that certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the New York Fund), have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.

      There are additional risks associated with an investment which concentrates in issues of one state. Since the New York Fund invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently has been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issuers if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. Recently, for example, a significant slowdown in the financial services sector of New York City has adversely affected the City's revenues and has created budget gaps. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years. The ability of the New York Fund to meet its objective is affected by the ability of issuers to meet their payment obligations. A default by an issuer of an obligation held by the New York Fund could result in a substantial loss of principal with respect to that obligation and a potential decline in the New York Fund's net asset value. In addition, Moody's and S&P have on several occasions lowered their ratings of New York State and City debt obligations. As of the date of this Prospectus, New York State General Obligations are rated A by Moody's and A- by S&P. New York City's General Obligation Bonds are rated BBB+ by S&P and Baa by Moody's.

      Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the bonds.

     The New York Fund is permitted to invest up to 25% of the value of its total assets in the securities of any one issuer without adhering to the 5% issuer limitation described under "Investment Restrictions". To the extent that the New York Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to the New York Fund.

     The New York Fund does not intend to concentrate its investments in any industry. The New York Fund may, however, invest 25% or more of its total assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations, the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the New York Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

     The liquidity of the New York Fund may make it difficult in certain circumstances to dispose of large investments advantageously. Nonetheless, the Adviser has determined that there is a sufficient market to invest in New York Obligations.

     In general, tax-exempt municipal obligations are subject to credit risks such as the loss of credit ratings or possible default. In addition, an issuer of tax-exempt municipal obligations may lose its tax-exempt status in the event of a change in the current tax laws. See "Federal Income Taxes" in this Prospectus.

     The net asset value of the New York Fund generally will not be stable and should fluctuate based upon changes in the value of the New York Fund's portfolio securities. The prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.

   Investment Policies of the Fixed Income Fund

     U.S. Government Securities. The Fund may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, or instrumentalities, including U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. Government agencies or which are supported by the full faith and credit pledge of the U.S. Government. In the case of U.S. Government obligations which are not backed by the full faith and credit pledge of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities with respect to which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and participations in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. Government (such as Government Trust Certificates). See "Mortgage-Related Securities" and "Asset-Backed Securities" below.

     Securities of Foreign Governments and Supranational Organizations. The Fund may invest in U.S. dollar- denominated debt securities issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development (World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, and the African Development Bank. The Fund may also invest in "quasi-government securities" which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

     Investing in foreign government and quasi-government securities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government. The values of foreign investments are affected by changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. In addition, investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and lack of uniform accounting and auditing standards.

     Corporate Debt Obligations. The Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, or U.S. dollar-denominated obligations of foreign issuers, including but not limited to debt securities issued by foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. Bank obligations include, but are not limited to certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund, will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions to such issuer's country; and (iii) other considerations the Adviser deems appropriate.

     Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

     Mortgage-Related Securities. The Fund may invest in various mortgage-backed securities or mortgage-related securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities."

     Most mortgage securities are pass-through securities, which means that investors hold an undivided interest or participation in the mortgage pool. Such securities provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. Investors receive a pro rata share of both regular interest and principal payments (less issuer fees and applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool. The dominant issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA guarantees mortgage securities composed of pools of Government-guaranteed or insured (Federal Housing Authority, Veterans Administration or Farmers Home Administration) mortgages originated by mortgage banks, commercial banks and savings and loan associations. FNMA and FHLMC guarantee mortgage-backed securities composed of pools of conventional and Federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers.

     The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC currently guarantees timely payment and ultimate repayment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the United States; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities. However, like most mortgage-backed securities, the experienced yield is sensitive to the rate of principal payments (including prepayments). Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related security in which the Fund is invested may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio weighted average life.

     In addition to GNMA, FNMA or FHLMC certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund also may invest in mortgage pass-through securities, where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return on POs could be adversely affected. The Fund will treat IOs and POs as illiquid securities except for IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser subject to the supervision of the Board of Trustees.

     The Fixed Income Fund may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and principal (including prepaid principal) on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. To the extent a particular CMO or REMIC is issued by an investment company, the Fund's ability to invest in such CMOs or REMICs will be limited. The Fund will not invest in the residual interests of REMICs. See "Investment Policies and Risk Factors" in the SAI.

     The Adviser expects that new types of mortgage-related securities may be developed and offered to investors. The Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are often made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. The principal returned may be invested in instruments having a higher or lower yield than the prepaid instruments. However, because prepayments generally occur more frequently during periods of declining interest rates, it is more likely that the returned principal will be invested in instruments with a lower yield. As a result, if the Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's investment objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

      Asset-Backed Securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the Fund's investment objectives, policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     Municipal Securities. The Fixed Income Fund may, when deemed appropriate by the Adviser and consistent with the investment objective of the Fund, invest in obligations of state and local governmental issuers which carry taxable yields that are comparable to yields of other fixed-income instruments of comparable quality or, which the Adviser believes possess the possibility of capital appreciation. Municipal obligations may include bonds which may be categorized as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power.

     The Fund may also invest in municipal notes rated at least MIG-1 by Moody's or SP-1 by S&P. Municipal notes will consist of tax anticipation notes, bond anticipation notes, revenue anticipation notes and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     The Fund may also invest in municipal commercial paper, provided such commercial paper is rated at least "Prime-1" by Moody's or "A-1" by S&P or, if unrated, is of comparable investment quality as determined by the Adviser.

     Zero Coupon Securities. The Fixed Income Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     The Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Current Federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues during that year even though the holder receives no cash payments of interest during the year.

     Money Market Securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in various money market instruments such as bank obligations, commercial paper, variable rate master demand notes, shares of money market mutual funds, bills, notes and other obligations issued by a U.S. company, the U.S. Government, a foreign company or a foreign government, its agencies or instrumentalities denominated in U.S. dollars. For temporary defensive purposes, the Fund may invest 100% of its total assets in such money market instruments subject to certain restrictions. All money market instruments will be limited to those which carry a rating of MIG-1 or P-1 by Moody's or SP-1 or A-1 by S&P, or which are comparably rated by another rating agency or, if unrated, are of comparable quality as determined by the Adviser pursuant to guidelines established and regularly reviewed by the Board of Trustees. During times when the Fund is maintaining a temporary defensive posture, it may be unable to achieve fully its investment objective.

                       OTHER INVESTMENT POLICIES OF THE FUNDS

     A number of the investment practices and techniques described below are subject to certain risks described more fully in the SAI.

     Lending of Portfolio Securities. The Funds may lend their securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 102% of the market value of the securities loaned plus interest or dividends. While such securities are on loan, the borrower will pay the Fund the amount of any income accruing thereon or, in some cases, a separate fee. The Fund will not lend securities having a value which exceeds 10% of the current value of its total net assets. There may be risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution and whether the income to be earned from the loan justifies the attendant risks.

     Options on Securities. (Fixed Income Fund only.) The Fund may write (sell) covered put and call options and purchase put and call options on securities in its portfolio. The principal reason for writing call options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. However, the Fund may receive a greater or lesser total return from its optioned positions than it would have received from its underlying securities if they had not been subject to options (See "Risks of Options and Futures Contracts" below). The Fund may write call options on a covered basis only.

     The Fund may purchase call options, but only to effect a "closing transaction", i.e., to offset an obligation pursuant to a previously written call option to prevent an underlying security from being called or to permit the sale of the underlying security or the writing of a new option on the security prior to the outstanding option's expiration. The Fund may also purchase securities with put options, sometimes referred to as stand-by commitments, which are otherwise eligible for investment in amounts not exceeding 10% of its total assets, when the Adviser anticipates a decline in the market value of securities in the Fund's portfolio. The Fund will incur costs, in the form of premiums, on options it purchases and may incur transaction costs on options that it exercises. The Fund will ordinarily realize a gain from a put option it has purchased if the value of the securities subject to the option decreases sufficiently below the exercise price to cover both the premium and the transaction costs.

     Interest Rate Futures Contracts. (Fixed Income Fund only.) The Fund may, to a limited extent, enter into interest rate futures contracts i.e., contracts for the future delivery of securities or index-based futures contracts that are, in the opinion of the Adviser, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect the Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of the Fund's current portfolio securities. The SAI describes these investments in greater detail. See "Risks of Options and Futures Contracts" below for information on certain risks associated with interest rate futures contracts.

     Options on Interest Rate Futures Contracts. (Fixed Income Fund only.) The Fund may purchase put and call options on interest rate futures contracts, which give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. The Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that the Fund writes, it will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period.

     Risks of Options and Futures Contracts. (Fixed Income Fund only.) Except as otherwise provided in this Prospectus, the Fund is permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of the Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in futures and related options. The Fund will segregate assets to cover the futures and options.

     Notwithstanding these protective limitations, one risk involved in the purchase and sale of futures options is that the Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, the Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if the Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer continues, the Fund will have retained the risk of loss should the price of the underlying security decline. In addition, the Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option; once the Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. More information concerning the risk factors associated with these option and hedging techniques is contained in the SAI.

     Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is a transaction in which a Fund acquires securities and simultaneously commits to resell the securities to the seller at an agreed upon price plus an agreed upon market rate of interest. Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risk. The seller typically is a Federally insured major bank which is a member of the Federal Reserve System, or a registered securities dealer meeting the creditworthiness and other quality standards established by the investment adviser and approved by the Funds' Board of Trustees. In these transactions, the securities acquired by a Fund are held by the Fund's custodian bank until they are repurchased. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. The Funds may enter into repurchase agreements, if as a result, no more than 15% (10% in the case of the New York
Fund) of the market value of a Fund's net assets would be invested in repurchase agreements. Repurchase agreements are considered to be loans collateralized by the underlying securities under the Investment Company Act of 1940, as amended (the "1940 Act").

     Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Bankruptcy Code permit the Funds to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Bankruptcy Code, an agency having jurisdiction over the insolvent entity may determine that a Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Fund might incur a loss if the value of the underlying securities declines. A Fund may also incur disposition costs in connection with the liquidation of the securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and monitoring procedures.

     When-Issued and Delayed-Delivery Securities. The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The New York Fund will only make commitments to purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery.

     Each Fund will maintain liquid assets in segregated accounts with its custodian in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Securities with Put Rights. (New York Fund only.) The Fund may enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in its portfolio. The amount payable to the Fund by the buyer upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus an amortized original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, the Fund values the underlying securities at their market value. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities. If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     For a more detailed description of put transactions, see "Other Investment Policies of the Funds--Securities with Put Rights" in the SAI.

     Illiquid Securities. Each Fund may invest in illiquid securities if immediately after such investment no more than 15% (10% in the case of the New York Fund) of a Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market, (b) participation interests in loans that are not subject to puts, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Consequently, investments in restricted securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by a Fund's Board of Trustees based upon the trading markets for such securities, will not be included for purposes of this limitation.

     Portfolio Turnover. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders.

     Investment Company Securities. Each Fund may invest up to 10% of its respective total assets in the securities of other investment companies subject to the limitations of Section 12(d)(1) of the 1940 Act. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies, including operating costs and investment advisory and administrative fees.

                             INVESTMENT RESTRICTIONS

     The SAI contains more information on each Fund's investment policies, and also identifies the restrictions on a Fund's investment activities, which provide among other things:

     Each Fund may not:

     1. Issue senior securities, borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and those borrowings may be secured by the pledge of not more than 10% of the current value of its total assets (but investments may not be purchased by a Fund while such borrowings exist).

     2. Invest more than 25% of the value of its total assets in securities of companies engaged principally in any one industry, provided that there is no limitation with respect to U.S. Government Securities including repurchase agreements and loans of securities collateralized by U.S. Government Securities. With respect to the New York Fund, there is no limitation with respect to investments in municipal obligations (for purposes of this restriction, industrial development and pollution control bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds are the ultimate responsibility of nongovernmental users).

     3. Lend more than 10% of the value of the total assets of such Fund's portfolio securities to qualified borrowers, except that the Funds may purchase or hold a portion of an issue of publicly-distributed bonds, debentures or other obligations, make deposits with banks and enter into repurchase agreements with respect to its portfolio securities. All such loans shall require the borrower to deposit and maintain with the Fund cash collateral equal to 102% of the market value of the securities loaned. As with any extension of credit, loans by a Fund may be made to large financial institutions such as broker-dealers and are subject to the risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially.

     4. Invest an amount equal to 15% (10% in the case of the New York Fund) or more of the current value of the Fund's net assets in illiquid securities, including those securities which do not have readily available market quotations and repurchase agreements having maturities of more than seven days.

     5. With respect to 75% of its total assets, purchase a security, if as a result, (1) more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the

United States) except as to the remaining 25% of the Fixed Income Fund's total assets, it will not invest more than 10% of its total assets in any one issuer, or (2) the Fund would own more than 10% of the voting securities of any one issuer.

     In addition, the New York Fund may not:

     6. Invest less than 80% of its net assets in New York Obligations except when, in the opinion of the Fund's investment adviser, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a "defensive" posture because of usual market conditions. For instance, a "defensive" posture is warranted when the Fund's assets exceed the available amount of municipal obligations that meet the Fund's investment objective and policies.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Funds, in the securities rating of the investment, or any other later change.

     The investment restrictions referred to above are fundamental and may be changed only when permitted by law and approved by a majority of the outstanding voting securities of a Fund. As used in this Prospectus, such approval means approval of the lesser of (i) the holders of 67% or more of the shares represented in a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) the holders of more than 50% of the outstanding shares.

                             MANAGEMENT OF THE FUNDS

     The property, affairs and business of the Funds are managed by the Board of Trustees. The Trustees elect officers who are charged with responsibility for the day-to-day operations of the Funds and the execution of policies formulated by the Trustees. Information about the Trustees as well as the Trust's executive officers, may be found in the SAI under the heading "Management--Trustees and Officers."

Investment Adviser

     The Trust retains HSBC Asset Management Americas Inc. (the "Adviser") to act as the investment adviser for each of the Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York 10177. At December 31, 1996, the Adviser managed over $3.8 billion of assets of individuals, pension plans, corporations and institutions.

     Mr. Paul Guidone, Chief Investment Officer of HSBC Asset Management Americas Inc., oversees the Funds' investments. Mr. Guidone does not manage any particular portfolio but exercises general supervisory authority over all portfolio managers. Mr. Guidone has been with the Adviser since 1994.

     Mr. James Lark, Director, HSBC Asset Management Inc.'s Taxable Fixed Income Products, is responsible for the day-to-day management of the Fixed Income Fund's portfolio. Mr. Lark joined the Adviser in 1986 and is responsible for managing institutional and retail fixed income portfolios.

     Mr. Jerry Samet, Municipal Bond Portfolio Manager, Fixed Income Group of the Adviser, is responsible for the day-to-day management of the New York Fund. Before joining the Adviser in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and before that, he was a trading assistant for two years.

     Pursuant to each Advisory Contract, the Adviser furnishes continuous investment guidance to the Trust consistent with each Fund's investment objective and policies and provides administrative assistance in connection with the operation of each Fund. Information regarding the investment performance of each Fund is contained in each Fund's Annual Report dated December 31, 1996 which may be obtained, without charge, from the Trust.

Banking Laws

     Counsel to the Trust and special counsel to the Adviser have advised the Adviser that the Adviser may perform the services for the Trust contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that this question has not been authoritatively determined and that judicial or administrative decisions or interpretations of present Federal or state statutes and regulations relating to the permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as future changes in Federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser from continuing to perform such services for the Trust. If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Trust's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

Shareholder Servicer Assistant

     The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Funds in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but are not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of and review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Funds to, and answer questions from Shareholder Servicers to enhance understanding of the Funds and their investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

     The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

     For its services as Shareholder Servicer Assistant, the Adviser is paid an annual fee equal to 0.04% of each Fund's average daily net assets.

Administrator

     The Trust retains BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") to act as the Administrator of the Funds in accordance with the terms of the Management and Administration Agreement. Pursuant to the Management and Administration Agreement, the Administrator, at its expense, generally supervises the operation of the Trust and the Funds by reviewing the expenses of the Funds monthly to ensure timing and accuracy of each Fund's operating expense budget and by providing administrative personnel, office space and administrative services reasonably necessary for the operation of the Trust and the Funds, other than those services which are provided by the Adviser pursuant to the Advisory Contract.

     BISYS's annual administration and accounting fee is an asset-based fee of 0.15% of each Fund's first $200 million of average net assets; 0.125% of each Fund's next $200 million of average net assets; 0.10% of each Fund's next $200 million of average net assets; and 0.08% of each Fund's average net assets in excess of $600 million. The asset-based administration and accounting fee paid to BISYS does not include out-of-pocket expenses which shall be borne by the Trust.

     The Trust also retains the Adviser to act as Co-Administrator of the Funds in accordance with the terms of the Co-Administration Services Contract. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages each Fund's relationship with service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as a liaison with Fund trustees, and (iv) assists with general product management and oversight. For its services as a Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of each Fund's average daily net assets.

Distributor

     BISYS also serves as the Funds' Distributor and has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell and distribute shares of the Funds.

Servicing Agreements

     The Funds may enter into agreements (the "Servicing Agreement") with certain banks, financial institutions and corporations (the "Participating Organizations") so that each Participating Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases, the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and, if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written requests to its Participating Organization or BISYS Fund Services, Inc. as transfer agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily net assets of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to BISYS for the services it provides pursuant to the Transfer Agency Agreement for similar services.

     The payments will be made by the Funds to the Participating Organizations pursuant to the Servicing Agreements. BISYS Fund Services, Inc. will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

     Under separate agreements, the Adviser (not the Funds) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees by a Participating Organization, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets.

Distribution Plan and Agreement

     The Board of Trustees of the Trust has adopted a Distribution Plan and related Shareholder Servicing Agreement on behalf of each Fund (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, as amended, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan provides for a monthly payment by the Funds to reimburse the Distributor in such amounts that the Distributor may request for expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses, associated with media advertisements and telephone services and other direct and indirect distribution-related expenses including the payment of a monthly fee to broker-dealers for rendering distribution-related asset introduction and asset retention services. The Funds may also make payments to other broker-dealers or financial institutions for their assistance in distributing shares of the Funds and otherwise promoting the sale of shares of each Fund. The total of each monthly payment is based on each Fund's average daily net assets during the preceding month and is calculated at an annual rate not to exceed 0.35% with respect to each Fund.

     The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses on behalf of a Fund without approval by a majority of such Fund's outstanding shares and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

Fees and Expenses

     The Fixed Income Fund pays the Adviser, as compensation for its advisory services, a monthly fee equal to an annual rate of 0.550% of average daily net assets up to $400 million. The fee is reduced at several breakpoints for average daily net assets in excess of $400 million up to $2 billion, at which point it becomes 0.315% of the average daily net assets in excess of $2 billion. The New York Fund pays the Adviser, as compensation for its advisory services a monthly fee equal to an annual rate of 0.450% of average daily net assets up to $300 million. The fee is reduced at several break points for average daily net assets in excess of $300 million up to $2 billion, at which point they become 0.280% of the average daily net assets in excess of $2 billion.

     Each Fund also pays the Adviser, as compensation for its co-administrative services and shareholder servicer assistance services, a monthly fee equal to an annual rate of 0.07% of average daily net assets of each Fund. The Adviser reserves the right to waive in advance a portion of its advisory, co-administrative services, and shareholder's servicing fees at any time.

                          TRANSACTIONS WITH AFFILIATES

     Broker-dealers which are affiliates of the Adviser may act as brokers for the Funds. At all times, however, their commissions, fees or other charges must be reasonable and fair in comparison with those that would be paid to unaffiliated firms for comparable transactions. Neither Fund will do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where such affiliates act as principal. In placing orders for the purchase and sale of portfolio securities, the Funds seek the best execution at the most favorable price, considering all of the circumstances. The Adviser may consider sales of shares of the Fund and of other HSBC Funds as a factor in selecting a broker. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.

                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Fund's transfer agent is open for business. The net asset value of the Funds will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of the assets less the liabilities) by the total number of shares outstanding. All expenses, including the management, advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     Portfolio securities are valued at current market value, if available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Short-term obligations of sixty days or less are valued at amortized cost, which approximates the market value.

                               PURCHASE OF SHARES

     Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Prospectuses and accompanying sales material can be obtained from the Transfer Agent or Distributor.

     The minimum initial investment requirement for each Fund is $1,000. The minimum subsequent investment requirement for each Fund is $50. There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Trust reserves the right to reject any purchase order.

     Orders for shares of a Fund will be executed at the net asset value per share next determined after receipt of an order by the dealer, plus a sales charge varying with the amount invested in accordance with the following schedules:

                                              Fixed Income and New York Funds

                                                                                              Reallowance
                                                                                              to Service
                                                                Total Sales Load             Organizations
                                                        ------------------------------       -------------
                                                                            As a % of
                                                          As a % of         Net Asset          As a % of
                    Amount Invested                    Offering Price       Value Per       Offering Price
               (including sales charge)                   Per Share           Share            Per Share
               ------------------------                   ---------           -----            ---------
Less than $50,000 ......................................... 4.75%            4.99%                4.25%
$50,000 but less than $100,000 ............................ 4.25%            4.44%                3.75%
$100,000 but less than $250,000 ........................... 3.50%            3.63%                3.15%
$250,000 but less than $500,000 ........................... 2.50%            2.56%                2.25%
$500,000 but less than $1 million ......................... 2.00%            2.04%                1.75%
$1 million and above ...................................... 1.00%            1.01%                0.90%

     The sales load does not apply to shareholders of the New York Fund who were shareholders on May 1, 1990.

     The sales charge will be waived on the following purchases: (1) by Trustees and officers of the Trust and of HSBC Funds Trust and members of their immediate families (parents, spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates and members of their immediate families, (3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor and its affiliates and members of their immediate families, (5) by charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in a Fund with the proceeds of their benefits checks (the EBT Plan must currently own shares of a Fund at the time of the individual's purchase), (8) with respect to the New York Fund only, by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, (9) with respect to the Fixed Income Fund only, by customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (10) by individuals who, as determined by an officer of the Funds in accordance with guidelines by the Funds' Board of Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

     The sales load does not apply in any instance to reinvested dividends.

     From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

     Stock certificates will not be issued with respect to the shares of each Fund. The Transfer Agent shall keep accounts upon the books of the Trust for record holders of such shares.

Right of Accumulation

     The Funds offer to all shareholders a right of accumulation under which any shareholder may purchase shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the offering price of the shareholder's combined holdings of the shares of the Funds. For the right of accumulation to be exercised, the shareholder must provide at the time of purchase confirmation of the total number of shares of a Fund owned by such shareholder. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time on sixty days' notice to shareholders. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares held in the name of such nominee or custodian for other plans to qualify for the right of accumulation.

Letter of Intent

     By initially investing at least $1,000 and submitting a Letter of Intent to the transfer agent, a "single purchaser" may purchase shares of a Fund and other eligible HSBC Funds (other than Money Market Funds) during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter of Intent. The Letter of Intent may apply to purchases made up to 90 days before the date of submission of the Letter. Dividends and distributions of capital gains paid in shares of the Funds at net asset value will not apply towards the completion of the Letter of Intent. The Letter of Intent does not obligate a shareholder to buy the amount indicated in the Letter of Intent; however, if the intended purchases are not completed during the Letter of Intent period, the shareholder will be obligated to pay the Distributor an amount equal to the difference between the regular sales charge applicable to a single purchase of the number of shares purchased and the sales charge actually paid. For further details, including escrow provisions, see the Letter of Intent. The Funds reserve the right to amend, suspend or cease offering this program at any time.

     Prospective investors who wish to obtain additional information concerning investment procedures should contact the Transfer Agent at: (800) 634-2536.

New Account Purchase By Wire

     1. Telephone the Transfer Agent at (800) 634-2536 for instructions. Please note your bank will normally charge you a fee for handling this transaction.

New Account Purchase By Mail

     1. Complete a Purchase Application. Indicate the services to be used.

     2. Mail the Purchase Application and a check for $1,000 or more, payable to HSBC Family of Funds to the Transfer Agent at:

     HSBC Mutual Funds Trust, c/o BISYS, P.O. Box 163850, Columbus, Ohio 43216-3850.

     Third-party checks will not be accepted. Checks must be in U.S. dollars. Please include the Fund name and your account number on all checks.

Additional Purchases By Wire and Mail

     Additional purchases of shares may be made by wire by telephoning the Transfer Agent at 800-634-2536 and then instructing the wiring bank to transmit the amount ($50 or more) of any additional purchase in Federal funds. Additional purchases may also be made by mail by making a check ($50 or more) payable to the HSBC Family of Funds indicating your fund account number on the check and mailing it to the Transfer Agent at the address set forth above.

Purchase Through Customer Accounts

     Purchases of shares also may be made through customer accounts maintained at Participating Organizations, including qualified Individual Retirement and Keogh Plan accounts. Purchases will be made through a customer's account only as directed by or on behalf of the customer on a direction form executed prior to the customer's first purchase of shares of a Fund. For example, a customer with an account at a Participating Organization may instruct the Participating Organization to invest money in excess of a level agreed upon between the customer and the Participating Organization in shares of a Fund periodically or give other instructions to the Participating Organization within limits prescribed by that Participating Organization.

Automatic Investment Plan

     Investors may make regular monthly investments of $50 or more in shares automatically from a checking or savings account if their bank is a member of automated clearing house (ACH). Upon written authorization, the Transfer Agent will electronically debit the investor's checking or savings account each month and use the proceeds to purchase shares for the investor's account.

     Approval by the investor's bank is required, so that establishment of a program may require at least 30 days. The authorized amount and/or bank information may be changed or the program terminated at any time by writing to the Transfer Agent. A reasonable period (usually up to 15 days) may be required after receipt of such instructions to implement them. The purchase application contains the requirements applicable to this plan. The Trust reserves the right to amend, suspend or cease offering this program at any time without prior notice.

                              REDEMPTION OF SHARES

     Upon receipt by the Trust's transfer agent of a redemption request ($50 minimum) in proper form, shares of a Fund will be redeemed at their next determined net asset value after the order is received by the dealer. See "Determination of Net Asset Value" in this Prospectus. For the shareholder's convenience, the Trust has established several different direct redemption procedures. Redemptions of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. A redemption of shares is a taxable transaction on which gain or loss may be recognized for tax purposes.

     The Funds reserve the right to redeem (on 30 days' notice) accounts whose values shareholders have reduced to $50 or less.

Redemption By Mail

     1. Complete a letter of instruction indicating the Fund, the account number and either the dollar amount or number of shares to be redeemed. Refer to the shareholder's Fund account number.

     2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

     3. If shares to be redeemed have a value of $5,000 or more, the signature(s) must be guaranteed by a bank, trust company, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     4. Mail the letter to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

     Checks for redemption proceeds will normally be mailed within seven days to the shareholder's address of record.

     Upon request, the proceeds of a redemption amounting to $1,000 or more can be sent by wire to the shareholder's predesignated bank account. Please note a wire transfer fee will normally be charged. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

Redemption By Expedited Redemption Service

     If shares are held in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Transfer Agent, redemption of shares may be requested on any day the Transfer Agent is open for business by telephone or letter. A signature guarantee is not required.

     1. Telephone the request to the Transfer Agent at: (800) 634-2536; or

     2. Mail the request to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

     Proceeds of Expedited Redemptions of $1,000 or more can be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Trust's transfer agent by 4:00 p.m. (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted to the shareholder's bank on the next business day. A check for proceeds of less than $1,000 will be mailed to the shareholder's address of record.

     The Transfer Agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ such reasonable procedures, the transfer agent may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Transfer Agent requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

Systematic Withdrawal Plan

     An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on the first or fifteenth day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust the account if the monthly checks paid exceed dividends, interest and capital appreciation, if any, on your shares. A shareholder may request that these payments be sent to a predesignated bank or other designated party.

     Amounts paid to you pursuant to the Systematic Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of shares in your account and are taxable transactions on which gain or loss may be recognized for Federal, state and city income tax purposes.

Reinstatement Privilege

     A shareholder in a Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 60 days of the original redemption. This privilege must be effected within 60 days of the redemption. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

Redemption through Customer Accounts

     Investors who purchase shares through customer accounts maintained at Participating Organizations may redeem those shares only through the Participating Organization. In some cases, a customer may instruct the Participating Organization which maintains the account through which the customer purchases shares to redeem shares periodically as required to bring the customer's account balance up to a level agreed upon between the customer and the Participating Organization. If a redemption request with respect to such an automatic redemption arrangement is received by the transfer agent by 4:15 p.m. (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted on the next business day to the investor's customer account (unless otherwise specified by the Participating Organization).

                               EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange shares of one Fund for shares of any of the other investment portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will be subject only to that portion of the sales load of the Fund into which the shareholder is exchanging which exceeds the sales load originally paid by the shareholder. The Transfer Agent must be advised of the applicability of the sales charge differential when the exchange order is placed. Shareholders of any of the HSBC Money Market Funds who exchange shares of any such Money Market Funds for shares of any of the Funds of the Trust are charged the sales loads applicable to such Funds as stated in the Prospectus. Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. The Funds reserve the right to change the terms or terminate the Exchange Privilege at any time upon at least 60 days' prior written notice to Shareholders. Exchanges may be made by telephonic request to the Transfer Agent at (800) 634-2536. For a discussion of risks associated with unauthorized telephone transactions, see "Redemptions by Expedited Redemption Service".

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund intends to declare daily dividends from net investment income at the close of each business day to the shareholders of record at 4:15 p.m. (Eastern time) on the previous day and pay such amounts monthly. Shares purchased will begin earning dividends on the day of settlement and shares redeemed will earn dividends through the date of redemption. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day. Each Fund's present intention is to distribute annually to its shareholders any net capital gains for the year (taking into account any capital loss carryovers).

     Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of such month. Dividends declared by each Fund in October, November or December of any calendar year (as of a record date in such a month) will be treated for Federal income tax purposes as having been received by shareholders on December 31 of the year they are declared, if they are paid during January of the following year. Each Fund's dividends and capital gains distributions may be reinvested in additional shares or received in cash.

     For all investments effected through customer accounts maintained at Participating Organizations (see "Purchase of Shares--Purchase through Customer Accounts" above), dividend payments in cash will be transmitted to the investor's account through which the shares were purchased or, if a Participating Organization so specifies, to it for crediting to its customer's account. Dividend checks will be mailed to all other shareholders who elect to be paid in cash within five business days after the end of each month.

     Investors who redeem shares of a Fund prior to a dividend payment will be entitled to all dividends declared but will not be credited prior to the designated dividend payment date.

                              FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for Federal income tax purposes notwithstanding that it is one of a multiple series of the Trust. Each Fund has elected to be treated, and has qualified and intends to continue to qualify to be treated as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies. Accordingly, the Funds will not be liable for federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code. Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders for each taxable year.

     Dividends derived from each Fund's taxable net investment income (if any) and the excess of net short-term capital gain over net long-term capital loss will be taxable to that Fund's shareholders at ordinary income rates, whether such dividends are invested in additional shares or received in cash.

     Distributions of the excess of net long-term capital gain over net short-term capital loss designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, whether invested in additional shares of a Fund or received in cash. Dividends and distributions from the New York Fund and long-term capital gain distributions from the Fixed Income Fund do not qualify for the dividends-received deduction available to corporations.

     Each year the Funds will notify shareholders of the character of dividends and distributions for Federal income tax purposes including, with respect to the New York Fund, the portion, if any, of exempt-interest dividends paid by the New York Fund that should be treated as a tax preference item under the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of Fund shares in their particular circumstances. See "Taxation" in the SAI.

     The Funds are required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. The Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished a Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, the Funds may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of under reporting of interest or dividend income.

     Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

New York Fund

     Provided that the New York Fund complies with applicable requirements of the Code, dividends derived from interest on New York Obligations will constitute exempt-interest dividends and, except as discussed below, will not be subject to Federal income tax. Some portion of the exempt-interest dividends paid by the New York Fund will be treated as an item of "tax preference" for purposes of the alternative minimum tax if the New York Fund invests in certain types of municipal obligations and New York Obligations (see discussion below).

     Under the Code, interest on certain types of Municipal Obligations and New York Obligations is designated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. Therefore, if the Fund were to invest in such types of obligations, shareholders would be required to treat as an item of tax preference that part of the distributions by the New York Fund that is derived from interest income on such obligations.

     Exempt-interest dividends received by corporations which hold shares of the New York Fund may result in or increase liability for the corporate alternative minimum tax.

     Entities or persons who are "substantial users" (or persons related to "substantial users") as defined in the Code, of facilities financed by Municipal Obligations and New York Municipal Obligations issued for certain private activities should consult their tax advisers before purchasing shares of the New York Fund.

     Exempt-interest dividends and other distributions paid by the New York Fund are includable in the tax base for determining the taxability of social security or railroad retirement benefits. Interest on debt incurred to purchase or carry shares in the Fund may not be deductible for Federal income tax purposes.

     Depending on the residence of the New York Fund's shareholders for tax purposes, distributions may also be subject to state and local taxes. Shareholders are required to report the amount of tax-exempt interest received each year, including exempt-interest dividends, on their Federal tax returns. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of the New York Fund shares in their particular circumstances.

                                 NEW YORK TAXES

New York Fund

     Exempt-interest dividends paid by the New York Fund will be exempt from New York State and City personal income taxes to the extent they are derived from interest on New York Obligations. For New York State and City personal income tax purposes, whether invested in additional shares of the New York Fund or received in cash, dividends derived from interest on the New York Fund's other investments (including interest on Municipal Obligations other than New York Obligations) and the excess of net short-term capital gain over net long-term capital loss will be taxed as ordinary income, and dividends treated as long-term capital gains for Federal tax purposes will be taxed as long-term capital gains, regardless of how long a shareholder has held his shares.

     Dividends paid by the New York Fund, including exempt-interest dividends derived from interest on New York Obligations, may be subject to the New York State franchise tax and to the New York City General Corporation Tax if they are received by a corporation subject to those taxes. Such dividends may also be subject to state taxes in states other than New York and to local taxes in cities other than New York City.

                                ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in confirmations for each shareholder and a monthly shareholder statement. In those cases where a Participating Organization or its nominee is shareholder of record of shares purchased for its customer, the Trust has been advised that the statement may be transmitted to the customer in the discretion of the Participating Organization. Shareholders can write or call the Trust's transfer agent at P.O. Box 163850, Columbus, OH 43216-3850, or telephone: (800) 634-2536 with any questions relating to their investments in Fund shares.

     Participating Organizations or their nominees may be the shareholders of record as nominees for their customers, and may maintain subaccounts for those customers. Any such customer may become the shareholder of record upon written request to the Participating Organization, or Transfer Agent.

     The Transfer Agent will transmit promptly to each of its customers for whom it processes purchases and redemptions of shares and to each Participating Organization copies of all reports to shareholders, proxy statements and other Trust communications. The Trust's arrangements with the transfer agent and the subtransfer agent arrangements require Participating Organizations to grant investors who purchase shares through customer accounts the opportunity to vote their shares by proxy at all shareholder meetings of the Trust. In certain cases, a customer of a Participating Organization may have given his Participating Organization the power to vote shares on his behalf. Customers with accounts at Participating Organizations should consult their Participating Organization for information concerning their rights to vote shares.

                   TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     Pursuant to an Agency Agreement, BISYS Fund Services, Inc. ("Transfer Agent") acts as each Fund's transfer and dividend disbursing agent and is responsible for maintaining account records detailing ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. For its services, the Transfer Agent receives from the Funds an annual base fee of $25 per shareholder account and subaccount plus additional transaction costs. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to the Fund Accounting Agreement. BISYS' fees for performing accounting services currently are paid under the Management and Administration Agreement.

                                    CUSTODIAN

     The Bank of New York is the Trust's custodian. Pursuant to the Custodian Agreement, The Bank of New York is responsible for holding each Fund's cash and portfolio securities. The Bank of New York may enter into such custodian agreements with certain qualified banks.

                             PERFORMANCE INFORMATION

     Each Fund's total return may be included in advertisements or mailings to prospective investors. Each Fund may occasionally cite statistical reports concerning its performance. The Funds may also from time to time compare their performance to various unmanaged indices. (See the SAI for more details concerning the various indices which might be used.) Each Fund's "total return" refers to the average annual compounded rates of return over one, five and ten year periods or for the life of such Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the deduction of the maximum sales charge and the reinvestment of all dividend and capital gains distributions. Each Fund calculates its total return by adding the total dividends paid for the period to the applicable Fund's ending net asset value per share for that period and dividing that sum by the net asset value per share of the applicable Fund at the beginning of the period. Each Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. Each Fund may quote total return on a before tax or after tax basis. Each Fund may also from time to time include in advertisements or mailings to prospective investors a current yield quotation based on a specific thirty day period. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

     Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged by such Participating Organization certain fees, as agreed upon by the Participating Organization and the investor with respect to the customer services provided by the Participating Organization. Such fees will have the effect of reducing the return and yield for those investors. See "Management of the Funds--Servicing Agreements" in this Prospectus.

                          SHARES OF BENEFICIAL INTEREST

     The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of multiple series representing shares in corresponding investment portfolios of the Trust and may, in the future, authorize the issuance of other series or classes of shares of beneficial interest representing interest in other investment portfolios. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for Federal income tax purposes.

     All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings. For more details concerning the voting rights of shareholders see the SAI.

     Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

     Under Massachusetts law, it is possible that shareholders of a Massachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of a Fund could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

================================================================================
                                                         HSBC Mutual Funds Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           HSBC Asset Management
================================================================================

HSBCSM Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

General Information:
(800) 634-2536

Investment Adviser and Co-Administrator
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

Distributor, Administrator, Transfer Agent and Fund Accounting Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodian
Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Baker & McKenzie
805 Third Avenue
New York, New York 10022

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Distributor or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

================================================================================
Prospectus                                                      April 29, 1997

--------------------------------------------------------------------------------
 Funds:
   Fixed Income Fund
   New York Tax-Free Bond Fund

--------------------------------------------------------------------------------
 Managed and Advised by:
   HSBC Asset Management Americas Inc.

--------------------------------------------------------------------------------
 Sponsored and Distributed by:
   BISYS Fund Services

================================================================================

HSBC2P04

                            HSBC MUTUAL FUNDS TRUST

                               Fixed Income Fund
                          New York Tax-Free Bond Fund

                               3435 Stelzer Road
                             Columbus, Ohio  43219



Information:  (800) 634-2536


                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Mutual Funds Trust (the "Trust") is an open-end, diversified management investment company with multiple investment portfolios including the Fixed Income Fund (the "Fixed Income Fund"), and the New York Tax-Free Bond Fund (the "New York Tax-Free Fund") herein referred to individually as a "Fund" and collectively as the "Funds".

     The investment objective of the Fixed Income Fund is generation of high
                                     -----------------
current income consistent with appreciation of capital by investing in a variety of fixed-income securities.

     The investment objective of the New York Tax-Free Fund is to provide as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with relative stability of capital. The Fund will invest primarily in New York Obligations. Although the Fund will have no restriction on the minimum or maximum maturity of any individual New York Obligation held by it, the Fund will have an average portfolio maturity ranging from three to 30 years.

     Shares of the Funds are primarily offered for sale by BISYS Funds Services,
     ---------------------------------------------------------------------------
the Distributor, as an investment vehicle for institutions, corporations,
-------------------------------------------------------------------------
fiduciaries and individuals.  Certain banks, financial institutions and
-----------------------------------------------------------------------
corporations ("Participating Organizations") have agreed to act as shareholder
------------------------------------------------------------------------------
servicing agents for investors who maintain accounts at the Participating
-------------------------------------------------------------------------
Organizations and to perform certain services for the Funds.
-----------------------------------------------------------

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated April 29, 1997. This Statement of Additional Information ("SAI") contains additional and more detailed information than that set forth in the Funds' Prospectus and should be read in conjunction with the Funds' Prospectus, additional copies of which may be obtained without charge from the Trust.

April 29, 1997

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
INVESTMENT POLICIES AND RISK FACTORS......................................... 1

INVESTMENT RESTRICTIONS..................................................... 20

MANAGEMENT.................................................................. 22

CALCULATION OF YIELDS AND PERFORMANCE INFORMATION........................... 27

DETERMINATION OF NET ASSET VALUE............................................ 30

PORTFOLIO TRANSACTIONS...................................................... 30

PORTFOLIO TURNOVER.......................................................... 31

EXCHANGE PRIVILEGE.......................................................... 31

REDEMPTIONS................................................................. 32

FEDERAL INCOME TAXES........................................................ 33

SHARES OF BENEFICIAL INTEREST............................................... 36

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT............................................... 37

INDEPENDENT AUDITORS........................................................ 38

FINANCIAL STATEMENTS........................................................ 38

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RISK FACTORS

       The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective, Policies and Risk Factors" in the Prospectus.

       Mortgage-Related Securities. (Fixed Income Fund Only) The Fund may, consistent with its investment objective and policies, invest in mortgage-related securities.

       Mortgage-related securities, for purposes of the Fixed Income Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Similarly, because the average life of mortgage related securities may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related securities in which the Fund invests may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio average life.

       Regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the yield and total return a Fund will receive when these amounts are reinvested.

       There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities, and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due based on its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

       When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to a Fund until settlement takes place. To facilitate such acquisitions, a Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While a Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on a Fund and may contribute to volatility of a Fund's net asset value.

       Loans of Portfolio Securities. The Fund may, subject to the restrictions set forth under "Investment Restrictions" in the Prospectus, make loans of portfolio securities to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, equal to at least 102% for the Short-Term and Fixed Income Funds and 100% for the New York Tax-Free Fund of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund an amount equal to any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

       The Fund will not loan securities having a value which exceeds 10% of the current value of the Fund's total assets. Loans of securities will be subject to termination at the lender's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund, its investment adviser or subadviser.

       The Fund may (as applicable), in the future, engage in the following investment techniques, although these funds have no present intention of doing so.

       Interest Rate Futures Contracts and Options Thereon.  (Fixed Income Fund
Only) The Fund may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement to purchase or sell a specified amount of designated debt securities for a set price at a specified future time. At the time it enters into a futures transaction, the Fund is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures which is continually "marked to market."

       The Fund is permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of the Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in futures and related options. The Fund will segregate assets to cover the futures and options. If the market moves favorably after the Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.


       The Fund may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, the Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

       An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

       Investment in Bond Options. (Fixed Income Fund Only) The Fund may purchase put and call options and write covered put and call options on securities in which the Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

       The Fund may write put and call options on bonds only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with its custodian.

       The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

       Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If the Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

       The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the Fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to the Fund's limitation on investments in securities that are not readily marketable.

       Risks Involving Futures Transactions. (Fixed Income Fund only) Transactions by the Fund in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund's incurring larger losses than would otherwise be the case.

       Illiquid Securities. Each Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

       Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

       The Commission has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

       The Adviser will monitor the liquidity of restricted securities in each Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of
        ----
soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 9.

       Municipal Obligations. (New York Tax-Free Fund Only) To attempt to attain its investment objective, the Fund invests in a broad range of Municipal Obligations which meet the rating standards described in the Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

       Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately operated facilities.

       Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and general taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as "private activity bonds") are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

       Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

       Municipal Commercial Paper. Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

       For purposes of diversification under the Investment Company Act of 1940, the identification of the issuer of New York Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

       The Fund's assets will be invested primarily in Municipal Obligations that are exempt from regular Federal, New York State and New York City income tax in the opinion of bond counsel to the issue.

       The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

       Taxable Securities. (New York Tax-Free Fund Only) As described in the Prospectus, the Fund may, with certain limitations, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's investment adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund's investment adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, collateralized by the underlying securities.

       Securities with Put Rights. (New York Tax-Free Fund Only) When the Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller at an agreed upon price within a specific period prior to their maturity date.

       The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, the Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

       The Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. The Fund expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

       The Fund may enter into put transactions only with broker-dealers and banks which, in the opinion of the Fund's Adviser, present minimal credit risks. The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

       The Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

Risk Factors for the New York Tax-Free Fund

       The following information as to certain New York risk factors is given to investors in view of the New York Tax-Free Fund's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York (the "State") are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

       New York State. The economy of the State (the "State") is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State has a declining portion of its work force engaged in manufacturing, and an increasing portion engaged in service industries, reflecting the national trend.

       New York has a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, and social services and recreational facilities. Despite these benefits, the burden of state and local taxation may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

       The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

       The State Budget Process. The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance law. The process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 following a gubernatorial election.) The budget must contain a complete plan of available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). That proposed State Financial Plan must be balanced on a cash basis, and must be accompanied by bills which: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and
(iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

       In acting on the bills submitted by the Governor, the Legislature has the power to alter both recommended appropriations and proposed changes to substantive law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill related to the budget, these can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, the measure will become law notwithstanding the Governor's veto.

       Once the appropriation and other bills become law, the State's Division of the Budget ("DOB") revises the State Financial Plan based on the Legislatures's action, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature.

       The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State Financial Plan, and an explanation of any changes from the previous State Financial Plan. As required by the State Finance law, the Governor updates the State Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and as part of the Executive Budget.

       Financial Accounting. New York utilizes the fund method of accounting to report on its financial position and the results of its operations. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group ("Governmental Funds"). The Governmental Funds include the General Fund, which receives all income not required by law to be deposited in another fund and which for the State's 1996-1997 fiscal year ("Fiscal Year 1996-97") comprises approximately 50% of total projected Governmental Funds receipts; the Special Revenue Funds, which receive a preponderance of money received by the State from the federal government and other income the use of which is legally restricted to certain purposes and which comprises approximately 41% of total projected Governmental Funds receipts in the Fiscal Year 1996-97; the Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and the Debt Service Funds, which are used for the accumulation of monies for the payment of principal of and interest on long term debt and other contractual commitments. Receipts in the Capital Projects and Debt Service Funds comprise an aggregate of approximately 9% of total projected Governmental Funds receipts in the Fiscal Year 1996-97.

       Financial information for the governmental funds during each fiscal year is maintained on a cash basis of accounting ("Cash Basis"). New York also prepares financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements differ in format from the Cash Basis statements in that, among other things, they are prepared on an accrual basis, include a combined balance sheet, and report on the activities of all funds. The Cash Basis financial information is adjusted at fiscal year end by an independent public accounting firm to reflect financial reporting in conformity with GAAP. The State maintains a March 31st fiscal year end.

       Revenues and Expenditures. New York's Governmental Funds receive over 50% of their revenues from taxes levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied sources supply the balance of the receipts for these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the personal income tax (52% of General Fund tax receipts in Fiscal Year 1995-96, and 52% of the Fiscal Year 1996-97 budgeted figure), the 4% user taxes and fees (20% in Fiscal Year 1995-96, 25% of the Fiscal Year 1996-97 budget), business taxes (14% of the fiscal 1995 budget and 14% of the Fiscal 1996 budget), and other taxes. The majority of Special Revenue Funds receipts come from federal grants (75% of receipts in Fiscal Year 1995-96, 76% of the Fiscal Year 1996-97 budget). Generally, approximately 87% of the federal funds received by the Special Revenue Funds are on account of Medicaid, income maintenance and associated social services, education and health programs.

       New York's major expenditures are grants to local governments, which are projected to account for 70% of all Governmental Funds expenditures in Fiscal Year 1996-97. These grants include disbursements for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs.

       Fiscal 1995-96 Financial Results (Cash Basis). The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget ("DOB") reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Revenue Fund ("TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

       The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

       General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review account for the bulk of the decline in spending.

       1996-97 State Financial Plan (Cash Basis). The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year.

       After adjustment for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. Adjusted State Funds (excluding federal grants) disbursements all projected to increase by 1.6 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1 percent over the prior fiscal year.

       The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by DOB to be $1.3 billion, or 3.9 percent of total General Fund receipts.

       The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from its estimates set forth herein and those estimates may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

       Financial Plan Updates. The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25,1996. Revisions were made to estimates of both receipts and disbursements based on:
(1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, and a projected reserve in the General Fund of $300 million.

       The State economic forecast was changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth was projected to continue through the second half of 1996, with employment, wages and incomes continuing their modest rise.

       Actual receipts through the first two quarters of the 1996-97 State fiscal year reflected stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $250 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year were increased by $420 million. Most of this projected increase was in the yield of the personal income tax ($241 million), with additional increases expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees were revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

       Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings were included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements were increased by $ 120 million, since increased General Fund disbursements for education were required to replace a projected decrease in lottery receipts. This modification was shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type.

       The projected closing fund balance in the General Fund of $337 million reflected a balance of $252 million in the TSRF following a payment of $15 million during the current fiscal year, and a deposit of $85 million to the CRF.

       The State revised the cash-basis 1996-97 State Financial Plan again on January 14, 1997, in conjunction with the release of the Executive Budget for the 1997-98 fiscal year.

       The 1996-97 General Fund Financial Plan continues to be balanced. The DOB projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus of approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. This has the effect of raising taxpayer's current take-home pay rather than requiring taxpayers to wait until the spring of 1998 for larger refunds. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan (see below). Finally, $65 million is projected to be deposited into the TSRF (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.

       The projected surplus results primarily from growth in the underlying forecast for projected receipts. As compared to the enacted budget, revenues are expected to increase by more than $1 billion, while disbursements are expected to fall by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and social services caseload projections for the balance of the fiscal year.

       As compared to the Mid-Year Update, underlying estimates of General Fund receipts have been revised upward $566 million, primarily in personal income taxes and business taxes. However, two transactions offset these projected increases, producing a projected decline in available General Fund receipts as compared to the Mid-Year Update:

* first, in order to make the projected 1996-97 cash surplus available to help finance 1997-98 spending requirements, $943 million in personal income tax refund payments (or reserves for such payments) are proposed to be accelerated into 1996-97. This action has the effect of decreasing reported personal income tax receipts in 1996-97, while increasing available personal income tax receipts in 1997-98, as these refunds will no longer be a charge against current revenues in 1997-98.

* second, January 1997 implementation of personal income tax withholding table changes to reflect tax reductions effective January 1,1997, originally scheduled for April of this year, also depresses personal income tax receipts by an estimated $250 million this year. The change lowers withholding rather than having these monies paid to taxpayers through larger refunds in the spring of 1998.

As a result of these transactions, projections of available receipts in 1996-97 have been reduced by $627 million from the time of the Mid-Year Update, despite the increases in the underlying forecast.

       Projected General Fund disbursements are reduced by a total of $348 million from the Mid-Year Update, with changes made in most categories of the Financial Plan. Most of this savings is attributable to reductions in local assistance spending, primarily due to significant reestimates in social services spending to reflect lower caseload growth, yielding savings of $226 million. General State Charges are reduced $76 million to reflect lower pension and fringe benefit costs. The General State Charges estimate includes savings achieved from the refinancing of certain pension liabilities through the issuance of long-term debt, as planned, and the repayment of that liability to the State Retirement System. Transfers to the Capital Projects Fund have been reduced $31 million to reflect slower-than-expected capital disbursements for the balance of the fiscal year. Reductions in debt service costs of $21 million reflect savings from refundings undertaken in the current fiscal year, as well as savings from improved interest rates in the financial markets.

       The Mid-Year Update had reserved $300 million in the General Fund for certain contingencies, including litigation which could have produced an adverse impact on the State's finances, either by itself or the precedential nature of the court's decision. Since subsequent events make it unlikely that these risks will materialize before the end of the 1996-97 fiscal year, the Third Quarter Update no longer includes this reserve. Other reserves are contained in the Financial Plan, as discussed below.

       The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million would be on deposit in the TSRF, while another $41 million would remain on deposit in the CRF as a reserve for litigation or other unbudgeted costs to the Financial Plan. The TSRF had an opening balance of $237 million, to be supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. A planned deposit of $85 million to the CRF, projected to be received from contractual efforts to maximize federal revenue, is no longer expected to be deposited this year.

       1997-98 State Financial Plan. The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from its estimates set forth herein.

       The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from all Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

       The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

       The Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions. The 1997-98 Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the CRF and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the TCRF.

       State Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. With the exception of housing bonds (which must be paid in equal annual installments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

       The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. Tax and revenue anticipation notes must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. The State may issue bond anticipation notes only for the purposes and within the amounts for which bonds may be issued. Such notes must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of notes for housing purposes, within five years from the date of issuance.

       Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

       Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

       In 1990, as part of a State fiscal reform program,, legislation was enacted creating LGAC,, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

       As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan includes no seasonal borrowing; this reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

       1996-97 Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs)) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.




       Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.

       In the 1996 legislative session, the legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. lf the Clean Water, Clean Air Bond Act is approved by the voters, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.

       Debt Ratings. Due primarily to the deteriorating economy and recurring deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baal, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its rating on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A- various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. New York State general obligation bonds currently are rated "A" by Moody's and "A-" by S&P.

       Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

       Litigation. The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1996-97 fiscal year or thereafter.

       Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. The State believes that the 1996-97 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1996-97 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded and anticipated unfavorable judgments.

       Although other litigation is pending against the State, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligation, or pay such indebtedness when its matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

       In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

       Insurance Law.  In Trustees of and The Pension, Hospitalization Benefit
       -------------
Plan of the Electrical Industry, et al. v. Cuomo, et al., commenced November 25, 1992 in the United States District Court for the Eastern District of New York, plaintiff employee welfare benefit plans seek a declaratory judgment nullifying on the ground of Federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans.

       Tax Law.  Aspects of petroleum business taxes are the subject of
       -------
administrative claims and litigation (e.g., Tug Buster Bouchard, et al. v. Wetzler, Supreme Court, Albany County, commenced November 13, 1992). In Tug Buster Bouchard, petitioner corporations, which purchase fuel out of State and consume such fuel within State, contend that the assessment of the petroleum business tax pursuant to Tax Law (S)301 to such fuel violates the Commerce Clause of the United States Constitution. Petitioners contend that the application of Section 301 to the interstate transaction but not to purchasers who purchase and consume fuel within the State discriminates against interstate commerce.

       State Programs.  Several cases challenge provisions of Chapter 81 of the
       --------------
Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

       In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

       Office of Mental Health Patient-Care Costs.  Two actions, Balzi, et al.
       ------------------------------------------
v. Surles, et al., commenced in November 1985 in the United States District Court for the Southern District of New York, and Brogan, et al. v. Sullivan, et al., commenced in May 1990 in the United States District Court for the Western District of New York, now consolidated, challenge the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities.

       Shelter Allowance.  In an action commenced in March 1987 against State
       -----------------
and New York City officials (Jiggetts, et al. v. Bane, et al.), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing.

       Education Law.  In New York State Association of Counties v. Pataki, et
       -------------
al., commenced May 29, 1996 (Supreme Court, Albany County),), plaintiff seeks reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law.

       Racial Segregation.  In an action commenced in 1985 (United States, et
       ------------------
al, v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found that Yonkers and its public schools were intentionally segregated. Yonkers enacted an "education improvement plan. which was adopted in 1986. Plaintiffs allege that defendants have not fulfilled their responsibility to alleviate the segregation. On January 19, 1989 the State, the State Education Department and the New York State Urban Development Corporation were added as defendants.

       Real Property Claims.  On March 4, 1985 in Oneida Indian Nation of New
       --------------------
York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

       Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.

       Contract and Tort Claims.  In Inter-Power of New York, Inc. v. State of
       ------------------------
New York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages.

       New York City. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

       The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that economic growth will continue to slow in calendar year 2000.

       For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable
generally accepted accounting principles ("GAAP").   The City was required to
close
substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

       Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

       The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1996 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

       The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues or expenditures of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

       Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9.0 billion of general obligation bonds and $3.8 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") to finance City capital projects. The creation of the Finance Authority, which is subject to the enactment of State legislation, is being proposed as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. The City's projections of total debt subject to the general debt limit that would be required to be issued to fund the Updated Ten-Year Capital Strategy published in April 1995 indicates that projected contracts for capital projects and debt issuance may exceed the general debt limit by the end of fiscal year 1997 and would exceed the general debt limit by a substantial amount thereafter, unless legislation is enacted creating the Finance Authority or other legislative initiatives are identified and implemented. Depending on a number of factors, including whether the Legislature is expected to enact legislation creating the Finance Authority or to take other action that would provide relief under the general debt limit, the City may find it necessary to curtail its currently defined capital program before the end of fiscal year 1997 to ensure that there is ongoing capacity to enter into capital contracts necessary to preserve projects designed to safeguard health and safety in the City. Without the Finance Authority or other legislative relief, the City's general obligation financed capital program with respect to new projects would be virtually brought to a halt during the Financial Plan period. General obligation borrowing would continue to reimburse the City's general fund for ongoing costs of existing contractual commitments. In addition, the

City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the proposed Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

       The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

       On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan").

       1997 Fiscal Year. The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million;
(iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%.

       1997-2000 Fiscal Years. The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for 1997 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively. Changes since the June Financial Plan include (i) an increase in projected tax revenues of $450 million, $120 million, $50 million and $45 million in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 fiscal year; (iii) an approximately $200 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000; (iv) a $70 million increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions totaling $179 million, $386 million, $473 million and $589 million in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

       The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which expired on December 31, 1996 and is projected to provide revenue of $170 million, $463 million, $492 million, and $521 million, in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. Legislation extending the 12.5% personal income tax surcharge beyond December 31, 1996, was not enacted in the special legislative session held in December 1996. Such legislation may be enacted in the 1997 State legislative session. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

       The Governor released the 1997-1998 Executive Budget on January 14, 1997, which will be considered for adoption by the State Legislature. Based on a preliminary evaluation of currently available information, the City's Office of Management and Budget ("("OMB")") believes that the reductions in Medicaid reimbursement rates and other entitlement and welfare initiatives proposed in the 1997-1998 Executive Budget, if approved by the State Legislature without change, would provide the City with a portion of the $650 million of additional aid and reductions in entitlement costs assumed in the City's gap-closing program for the 1998 fiscal year. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan.

       The City's financial plans have been the subject of extensive public comment and criticism. On February 28, 1996, Fitch Investors Service, L.P. ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.

       The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

       In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the Uniformed Firefighters Association ("UFA").

       In addition, Moody's and S&P have on several occasions lowered their ratings of New York State and City debt obligations. On July 10, 1995, S&P revised its rating of the City's General Obligation Bonds downward softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancing, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections on additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. S&P's ratings on the New York City Bonds currently are BBB+. Moody's ratings on New York City's bonds currently are Baa1.

       Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdraw entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

                            INVESTMENT RESTRICTIONS

       The Funds observe the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares.

       Each Fund may not:

              (1) purchase securities on margin (but Fixed Income Fund may make margin payments in connection with financial futures contracts and related options) or purchase real estate or interests therein, commodities or commodity contracts (except Fixed Income Fund may purchase financial futures contracts and related options), or make loans, except loans of portfolio securities and except that each Fund may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities described in each Prospectus. For this purpose, repurchase agreements are considered loans;

              (2) with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements for the Fixed Income Fund only), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer. The Fixed Income Fund will not invest more than 10% of its total assets in the securities of any one issuer (with respect to the remaining 25% of total assets);

              (3) engage in the underwriting of securities of other issuers, except to the extent that each Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

              (4) effect a short sale of any security (other than index options or hedging strategies in the case of Fixed Income Fund only), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

              (5) borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 10% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 10% of each Fund's total assets taken at market value. The Funds have no present intention of engaging in transactions under this paragraph;

              (6) purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause each Fund's investments in all such companies taken at cost to exceed 5% of such Fund's total assets taken at market value;

              (7) invest for the purpose of exercising control over management of any company;

              (8) invest more than 10% of its total assets in the securities of other investment companies;

              (9) invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% (10% in the case of the New York Tax-Free Fund) of the market value of the Fund's total assets would be so invested;

              (10) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Funds; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

              (11) purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Trust and officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

              (12) have dealings on behalf of the Funds with Officers and Trustees of the Funds, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Funds;

              (13) purchase equity securities or other securities convertible into equity securities; or

              (14) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of each Fund's investments in that industry would exceed 25% of the current value of a Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities (and, in the case of the New York Tax-Free Fund, investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users)).

       There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Funds, in the securities rating of the investment, or any other later change.


                                  MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

       The principal occupations of the Trustees and executive officers of the Funds for the past five years are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Trustees deemed to be "interested persons" of the Funds for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk.

       WOLFE J. FRANKL, Trustee - 40 Gooseneck Lane, Charlottesville, Virginia
                        -------
       22901. Trustee, Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Funds, Inc. (mutual funds); Director, Deutsche Bank Financial, Inc.; Director, the Harbus Corporation; Trustee, HSBC Funds Trust.

       WILLIAM L. KUFTA, Chairman and Trustee - 97 Main Street, Chatham, New
                         --------------------
       Jersey 07928. Chief Investment Officer, Beacon Trust Company; Senior Vice President, Pitcairn Financial Management Group from 1987 to 1991; Trustee, HSBC Funds Trust.

       ROBERT A. ROBINSON, Trustee -  251 Laurel Road, New Canaan, Connecticut
                           -------
       06840. Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Funds Trust.

       HARALD PAUMGARTEN, Trustee -330 Madison Avenue, New York, NY 10017.
                          -------
       Director, Corporate Finance, Auerbach and Grayson; President, Paumgarten and Company since 1991; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Funds Trust.

       JOHN P. PFANN, Trustee - 43 Captains Walk, Marina Cove, Palm Coast,
                      -------
       Florida 32137. Chairman and President, JPP Equities, Inc. 1982 to 1995; Trustee, HSBC Funds Trust.

       MICHAEL J. KANE, President - Director, New Business Development, BISYS
                        ---------
       Fund Services, Inc. 1991 to present; Sales Manager, Business Development at Fairfield Group 1988 to 1991. Vice President at SEI Corporation from 1980 to 1988.


       ERIC F. ALMQUIST, Senior Vice President - Senior Marketing Strategist,
                         ---------------------
       Fund Services Division, BISYS Fund Services, Inc., August, 1996 to present; Director of Process Management, Coopers & Lybrand L.L.P. from 1994 to 1996; Vice President, The Dreyfus Service Corporation from 1988 to 1994.

       KAREN DOYLE, Vice President - Director, Client Services, Fund Services
                    --------------
       Division of BISYS Fund Services, Inc. from October 1994 to present. The Bank of New York, 1979 to 1994.

       KEVIN L. MARTIN, Treasurer - Vice President, Fund Accounting Services,
                        ---------
       BISYS Fund Services, Inc., February 1996 to present; Senior Audit Manager, Ernst & Young LLP (1984 to February 1996).

       STEVEN R. HOWARD, Secretary - 805 Third Avenue, New York, New York 10022.
                         ---------
       Partner, Baker & McKenzie since April 1991; Partner, Gaston & Snow from 1988 to 1991; Secretary, HSBC Funds Trust since 1987.

       ALAINA V. METZ, Assistant Secretary - Chief Administrator, Administration
                       -------------------
       and Regulatory Services of BISYS Fund Services, Inc., June 1995 to Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.




       CURTIS W. BARNES, Assistant Secretary - Compliance Officer, BISYS Fund
                         -------------------
       Services June 1995 to present; Senior Legal Analyst for John Hancock Funds from February, 1984 to June, 1995.

                              COMPENSATION TABLE

                                                                                                  Total
                                    Aggregate       Pension or Retirement   Estimated Annual   Compensation
                                Compensation from    Benefits Accrued as     Benefits Upon     from the Fund
                                    the Funds       Part of Fund Expenses      Retirement        Complex*

Wolfe J. Frankl, Trustee            $  4,427                  0                   N/A            $ 20,000

William L. Kufta, Trustee           $  3,984                  0                   N/A            $ 18,000

Harald Paumgarten, Trustee          $  3,542                  0                   N/A            $ 18,000

John P. Pfann, Trustee              $  4,427                  0                   N/A            $ 20,000

Robert A. Robinson, Trustee         $  3,984                  0                   N/A            $ 20,000

--------------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 (and with respect to the Funds, estimated to be paid during a full calendar year).

       Trustees of the Funds receive from the Funds an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

       As of the date of this Statement of Additional Information the Trustees and officers of the Funds as a group owned less than 1% of the outstanding shares of the Trust.

       Investment Adviser. The Funds retain HSBC Asset Management Americas Inc. ("Adviser") to act as the adviser for each Fund. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York 10177.

       The Advisory Contracts for the Funds provide that the Adviser will manage the portfolio of each Fund and will furnish to each Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund. The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of each Fund. Administrative services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission.

       The Adviser acts as Co-Administrator to the Funds pursuant to a Co-Administration Services Contract between the Funds and the Adviser. The Adviser
(i) manages the Fund's relationship with BISYS Fund Services, the Administrator to the Funds, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as liaison with the Board of Trustees, and (iv) assists with general product management and oversight. HSBC is paid an annual fee equal to 0.03% of each Fund's average daily net assets pursuant to the Co-Administration Services Contract.

Shareholder Servicer Assistant

       The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Funds in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of an review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Funds to, and answer questions from Shareholder Servicers to enhance understanding of the Funds and its investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

       The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

       For its services as Shareholder Servicing Agent, the Adviser is paid an annual fee equal to 0.04% of the Funds' daily average net assets.

       For the year ended December 31, 1996, the Adviser earned $14,639 (net of fee waivers of $59,021) and $7,303 (net of fee waivers of $25,128) as compensation for its Co-Administration and Shareholder Services to the Fixed Income Fund and New York Tax-Free Bond Fund, respectively.

       Distributor. Shares of the Funds are offered on a continuous basis through BISYS Fund Services, the Distributor, pursuant to the Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

       Administrator. BISYS Fund Services, Limited Partnership d/b/a/ BISYS Fund Services serves as Administrator of the Funds pursuant to the terms of a Management and Administration Agreement (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, BISYS Fund
Services: (i) provides administrative services reasonably necessary for the operation of the Funds, (other than those services which are provided by the Adviser pursuant to the Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Administrative Services Agreement.

       As compensation for its administrative services under the Administrative Services Agreement, BISYS Fund Services is paid a monthly fee at the following annual rates: 0.15% of a Fund's first $200 million of average daily net assets;
 .125% of a Fund's second $200 million of average daily net assets; 0.10% of a Fund's third $200 million of average daily net assets; and 0.08% of a Fund's average daily net assets in excess of $600 million.

       For the period from March 1, 1996 to December 31, 1996, BISYS Fund Services earned $88,619 (net of fee waivers of $48,426) and $38,260 (net of fee waivers of $21,167) in administration fees from the Fixed Income Fund and New York Tax-Free Fund, respectively. For the two months ended February 29, 1996. PFPC, the previous Administrator, earned $15,598 (net of fee waivers of $821) and $7,660 (net of fee waivers of $403) for the Fixed Income Fund and New York Tax Free Fund, respectively.

       For the year ended December 31, 1995, the Fixed Income and New York Tax-Free Funds paid $78,200 (net of fee waivers of $6,300), and $47,800 (net of fee waivers of $3,800), respectively, to PFPC Inc. in administration fees under the Administrative Services Agreement.

       For the period of July 1, 1994 to December 31, 1994, the Fixed Income Fund paid $39,779 (net of fee waivers of $4,420) to PFPC Inc. in administration fees under the Administrative Services Agreement. The Adviser, the predecessor to PFPC Inc., earned $771 (net of fee waivers of $6,309) and $25,868 (net of fee waivers of $5,472) from the Fixed Income Fund in administration fees for the six month period ended June 30, 1994. For the period of June 22, 1994 to December 31, 1994, the New York Tax-Free Fund paid $25,177 (net of fee waivers of $2,797) to PFPC Inc. in administration fees under the Administrative Services Agreement. The Adviser, the predecessor to PFPC Inc., waived its entire administration fee of $21,174 for the period January 1, 1994 to June 30, 1994.

       Fees and Expenses

       As compensation for its advisory and management services, the Adviser is paid a monthly fee by each Fund at the following annual rates:


              Portion of Average Daily Value of Net Assets of
              the Fixed Income Fund                                 Advisory
              ---------------------------------------------------  ------------
              Not exceeding $400 million........................       0.550%

              In excess of $400 million but
                  not exceeding $800 million....................       0.505

              In excess of $800 million but
                  not exceeding $1.2 billion....................       0.460

              In excess of $1.2 billion but
                  not exceeding $1.6 billion....................       0.415

              In excess of $1.6 billion but
                  not exceeding $2 billion......................       0.370

              In excess of $2 billion...........................       0.315


              Portion of Average Daily Value of Net Assets of
              the New York Tax-Free Fund                            Advisory
              ---------------------------------------------------  ------------
              Not exceeding $300 million........................       0.450%

              In excess of $300 million but
                  not exceeding $600 million....................       0.420

              In excess of $600 million but
                  not exceeding $1 billion......................       0.385

              In excess of $1 billion but
                  not exceeding $1.5 billion....................       0.350

              In excess of $1.5 billion but
                  not exceeding $2 billion......................       0.315

              In excess of $2 billion...........................       0.280


       With respect to the Fixed Income Fund, for the years ended December 31, 1996, 1995 and 1994, the Adviser was paid $562,307 (net of fee waivers of $0), $464,400 (net of fee waivers of $0) and $446,346 (net of fee waivers of $42,992), respectively, in advisory fees.

       With respect to the New York Tax-Free Fund, for the years ended December 31, 1996, 1995 and 1994, the Adviser was paid $112,830 (net of fee waivers of $89,511), $128,900 (net of fee waivers of $103,200) and $144,878 (net of fee waivers of $117,129), respectively, for advisory fees.

     Except for the expenses paid by the Adviser under the Advisory Contract and Co-Administration Services Contract and by BISYS Fund Services, Inc. under the Management and Administration Agreement, the Funds bear all costs of their operations. Expenses attributable to a Fund are charged against the assets of the Fund.

     The Advisory Contract, Distribution Contract and Management and Administration Agreement (upon expiration of its initial term on September 1, 1999) will continue in effect with respect to a Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of such Fund or by the Trust's Trustees and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party ("non-interested Trustees"). Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Advisory Contract, Administrative Services Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the Investment Company Act of 1940). The Board of Trustees of the Trust, including the non-interested Trustees, approved the continuance of each Fund's Advisory Contract, the Distribution Contract and the Co- Administration Agreement at a meeting of the Board of Trustees on February 4, 1997.

Distribution Plans and Expenses

     Each Fund has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan provides for a monthly payment by each Fund to BISYS Fund Services for expenses incurred not to exceed an annual rate of 0.35%.

     BISYS Fund Services will use all amounts received under each Plan for payments to broker-dealers or financial institutions for their assistance in distributing shares of each Fund and otherwise promoting the sale of the Funds' shares. BISYS Fund Services may also use all or any portions of such fee to pay expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

     The Plans provide for BISYS Fund Services to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plans may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of each Fund's outstanding shares and approval of a majority of the non-interested Trustees.

     The Plan will continue in effect with respect to each Fund from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such Plan ("12b-1 non-interested Trustees"). The Board of Trustees of the Trust, including the 12b-1 non-interested Trustees, approved the continuance of the Plan at a meeting of the Board of Trustees on February 4, 1997.

     For the fiscal year ended December 31, 1996, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution
Plan:

                                                   Printing of
                Compensation to                 Prospectuses and     Retail      Postage and
                    Broker-                        Shareholder      Marketing   Miscellaneous
      Fund          Dealers        Advertising       Reports         Program      Expenses       Total
      ----      ---------------    -----------  ----------------    ---------   -------------    -----
Fixed Income         $ 3,902           $0              $0              $0            $0          $ 3,902
Fund
New York             $88,567           $0              $0              $0            $0          $88,567
Tax-Free Fund

                           CALCULATION OF YIELDS AND

                            PERFORMANCE INFORMATION

     From time to time, the Funds quote current yield based on a specific thirty day period. Such thirty day yield, which may be used in advertisements and marketing material, is calculated by using a method known as "semi-annual compounding." Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

               Where:  yield = 2[(a-b + 1)/6/ -1]
                                  ---
                                  cd

               a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount.

               b =  expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.

     The public offering price (net asset value of $9.89, and $11.05 plus maximum sales charge of 4.75% of the offering price for the Fixed Income Fund and New York Tax Free Fund, respectively) per share at December 31, 1996 was $10.38 and $11.60 for the Fixed Income Fund and New York Tax-Free Fund, respectively.

     The current yields for the Fixed Income and New York Tax-Free Funds as of December 31, 1996, were 5.85% and 4.81%, respectively (excluding the maximum sales of 4.75% for each Fund). The current yields as of the same date including the maximum sales charge were 5.57% and 4.58%, respectively, for the Fixed Income and New York Tax-Free Funds.

     The Funds from time to time may advertise total return and cumulative total return figures. Total return is the average annual compound rate of return for the periods of one year and the life of each Fund, where applicable, each ended on the last day of a recent calendar quarter. Total return quotations reflect the change in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in shares of each Fund. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula (total return is then expressed as a percentage):

               Where:  P(1+T)/n/ = ERV

               P =   a hypothetical initial investment of $1,000

               T =   average annual total return

               n =   number of years

               ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     The average annual total return information for the Funds for the periods indicated below is as follows:

     Fixed Income Fund
                                              Sales Charge *         NAV
                                              --------------         ---
One Year Ended December 31, 1996                  -2.71              2.11

Inception (January 15, 1993)
  to December 31, 1996                             4.91              6.21


     New York Tax-Free Bond Fund
                                              Sales Charge *         NAV
                                              --------------         ---
One Year Ended December 31, 1996                  -0.97              3.99

Five Years Ended December 31, 1996                 5.79              6.82

Inception (March 21, 1989)
  to December 31, 1996                             7.02              7.69

* Includes maximum sales charge. Past Performance is not predictive of future performance.



     Cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the rate of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

          C = Cumulative Total Return

          P = a hypothetical initial investment of $1,000

          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


     All Funds

     From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

  *  Barron's, a Dow Jones and Company, Inc. business and financial weekly that
     --------
     periodically reviews mutual fund performance data.

  *  Business Week, a national business weekly that periodically reports the
     -------------
     performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory
     --------------------------------------
     publication that periodically features the performance of a variety of securities.

     Financial Times, Europe's business newspaper, which features from time to
     ---------------
     time articles on international or country-specific funds.

  *  Forbes, a national business publication that from time to time reports the
     ------
     performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the
     -------
     performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the
     ---------------
     performance of U.S. mutual funds investing internationally.

  *  Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a
     -------------------------------------------------------------------
     weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific
     -----
     funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers
     --------------
     financial news.

     Personal Investor, a monthly investment advisory publication that includes
     -----------------
     a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Sylvia Porter's Personal Finance, a monthly magazine focusing on personal
     --------------------------------
     money management that periodically rates and ranks mutual funds by performance.

  *  Wall Street Journal, a Dow Jones and Company, Inc. newspaper which
     -------------------
     regularly covers financial news.

  *  Wiesenberger Investment Companies Services, an annual compendium of
     ------------------------------------------
     information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

__________________
* Sources of Fund performance information actually used by the Funds in the past.

                       DETERMINATION OF NET ASSET VALUE

     The Funds' net asset value per share is determined by dividing the total current market value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of determination. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     Portfolio securities are valued at current market value, if available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Short-term obligations of sixty days or less are valued at amortized cost, which approximates market value.

     The Funds will compute their net asset value once daily as of 4:15 p.m. (Eastern time), on each day on which the Funds' transfer agent is open for business. The net asset value of the Funds will not be determined on the following national, regional or local holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.


                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Brokerage may be allocated to the Distributor to the extent and in the manner permitted by applicable law, provided that in the judgment of the investment adviser the use of the Distributor is likely to result in an execution at least as favorable as that of other qualified brokers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and, for the Fixed Income Fund, equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the Investment Company Act of 1940 ("ICA of 1940"), persons affiliated with Marine Midland, the Adviser, the Funds or BISYS Fund Services are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange

Commission. The Funds may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the ICA of 1940. Under the ICA of 1940, persons affiliated with the Adviser, the Funds or BISYS Fund Services may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Funds to affiliated brokers.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.


                              PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate measures the frequency with which a Fund's portfolio of securities is traded. The Funds will attempt to purchase securities with intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser believes it to be warranted (e.g., the Fund may sell portfolio securities in anticipation of an adverse market movement). The purchase and sale of portfolio securities may involve dealer mark-ups, underwriting commissions or other transaction costs. Generally, the higher the portfolio turnover rate, the higher the transaction costs to the Fund, which will generally increase the Fund's total operating expenses. In order to qualify as a regulated investment company, less than 30% of a Fund's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than 3 months. Although increased portfolio turnover may increase the likelihood of additional capital gains for each Fund, a Fund expects to satisfy the 30% income test. The Fixed Income Fund's portfolio turnover rate for the years ended December 31, 1996 and 1995 was 156% and 41.6%, respectively (the increase in 1996 turnover was due to market volatility). The New York Tax-Free Fund's portfolio turnover rate for the years ended December 31, 1996 and 1995 was 87.4% and 24.4%, respectively.


                              EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will not be subject to any additional sales loads in the event such shareholder exchanges shares of one Fund for shares of another Fund. Shareholders of any of the HSBC Money Market Funds who exchange shares of any of such Money Market Funds for shares of any of the Funds are charged the sales loads applicable to the Funds as stated in the Prospectus.

     Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. See the Prospectus discussion of the Federal tax treatment of load reductions or eliminations in an exchange.

     The exchange privilege may be modified or terminated upon sixty (60) days' notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.


                                  REDEMPTIONS

     The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and New York State and City income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

     A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Fund. This permits an investor to resume investments in such Fund during the period in an amount of $50 or more.

     To be in a position to eliminate excessive shareholder expense burdens, each Fund reserves the right to adopt a policy pursuant to which it may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     The Funds may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Funds not reasonably practicable.

     Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of a Fund's portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                             FEDERAL INCOME TAXES

     The Funds have elected to be treated and intend to continue to be treated and so qualified in 1996, as regulated investment companies for each taxable year by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that they will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

     In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock or securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain other investments held less than three months (excluding some amounts included in income as a result of certain hedging transactions); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stocks and securities limited, in the case of other stocks or securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of its assets or 10% of the voting stocks or securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the stocks or securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code. Compliance with the "30% test" described in clause (b) above may, in particular, limit a Fund's ability to engage in some transactions involving options, short-term trading and stock index futures.

     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in each Fund's portfolio or undistributed income of such Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

     Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished such Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, a Fund may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

     Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Shareholders should consult their tax advisers for more information.

     Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

     Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

     The "straddle" rules of Section 1092 of the Code may require the Funds which are permitted to engage in such transactions to defer the recognition of certain losses incurred on its transactions involving certain stock or securities, futures contracts or options. Section 1092 defines a "straddle" to include "offsetting positions" with respect to publicly traded stock or securities. A "position" is defined to include a futures contract and an option. In general, the Funds will be considered to hold offsetting positions if there is a substantial diminution of its risk of loss from holding one position by reason of its holding one or more other positions. Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position (the "loss position") in the straddle shall be recognized for any taxable year only to the extent that the amount of such loss exceeds the unrealized gains on any offsetting straddle position (the "gain position") and the unrealized gain on any successor position (which is a position that is itself offsetting to the gain position and is acquired during a period commencing 30 days prior to, and ending 30 days after, the disposition of the loss position).

     These special tax rules applicable to options and futures transactions could affect the amount, timing and character of capital gain distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

     Corporate shareholders should also note that their basis in shares of the Fund may be reduced by the untaxed portion (i.e., the portion qualifying for the
                                            ----
dividends-received deduction) of an "extraordinary dividend" if the shares have not been held for at least two years prior to declaration of the dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10% of a corporate shareholder's basis in its Fund shares or which satisfy an alternative test based on the fair market value of the shares. To the extent dividend payments received by corporate shareholders of the Fund constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced and any gain realized upon a subsequent disposition of such shares will therefore be increased. The untaxed portion of dividends received by such shareholders is also included in adjusted alternative minimum taxable income in determining shareholders' liability under the alternative minimum tax.

     Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     Shareholders should consult their own tax advisers with respect to the tax status of distributions from each Fund, and redemptions of shares of each Fund, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.

     Special Tax Considerations for the New York Tax-Fee Fund. The New York Tax-Free Fund also intends to qualify to pay "exempt-interest dividends" within the meaning of the Code by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of Municipal Obligations. Dividends derived from interest on Municipal Obligations that constitute exempt-interest dividends will not be includable in gross income for Federal income tax purposes and exempt-interest dividends derived from interest on New York Municipal Obligations will not be includable in gross income for Federal income tax purposes or subject to New York State or City personal income tax.

     The Tax Reform Act of 1986 (the "Tax Act") and subsequent restrictive legislation may significantly affect the supply and yields of Municipal Obligations and New York Obligations. The Tax Act imposed new restrictions on the issuance of Municipal Obligations and New York Obligations. As described in the Prospectus, pursuant to the Tax Act, if the Fund invested in Municipal Obligations and New York Municipal Obligations that are private activity bonds, some portion of exempt-interest dividends paid by the Fund would be treated as an item of tax preference for purposes of the Federal alternative minimum tax on individuals and corporations. In addition, a portion of original issue discount relating to stripped Municipal Obligations and their coupons may be treated as taxable income under certain circumstances, as will income from repurchase agreements and securities loans.

     Exempt-interest dividends received by corporations which hold shares of the Fund will be part of the "adjusted current earnings" of such corporations, and will increase the "alternative minimum taxable income" of such corporations for purposes of the alternative minimum tax on corporations.

     Property and casualty insurance companies will be required to reduce their deductions for "losses incurred" by a portion of the exempt-interest dividends they receive for shares of the Fund. The portion of the income from the Fund derived from bonds with respect to which a holder is a "substantial user" will not be tax-exempt in the hands of such user.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may not be deductible in whole or in part for Federal or New York State or City income tax purposes. Pursuant to Treasury Regulations, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares, even though the borrowed funds may not be directly traceable to the purchase of shares.

     The Fund will determine the portion of any distribution that will qualify as an exempt-interest dividend based on the proportion of its gross income derived from interest on Municipal Obligations over the course of the Fund's taxable year. Therefore, the percentage of any particular distribution designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's gross income derived from interest on Municipal Obligations for the period covered by the distribution.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal, New York State and New York City gross income are rendered by bond counsel for each issue at the time of issuance. Neither the Trust nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     The Fund may obtain put rights with respect to certain of its Municipal Obligations. The Internal Revenue Service has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. Since these rulings are ambiguous in certain respects, there can be no assurance that the Fund will be treated as the owner of the Municipal Obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax (and New York State and City personal income tax in the case of New York Municipal Obligations). If the Fund is not treated as the owner of the Municipal Obligations subject to the puts, distributions of income derived from such obligations will be taxed as ordinary income. The Fund anticipates that, in any event, it will remain qualified to pay exempt-interest dividends with respect to interest derived from other obligations in its portfolio.


                         SHARES OF BENEFICIAL INTEREST

     The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Declaration of Trust authorizes the Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of shares in multiple investment portfolios.

     All shares have equal voting rights and will be voted in the aggregate, and not by portfolio, except where voting by portfolio is required by law or where the matter involved affects only one portfolio. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification
                                    - -
of independent auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority", when referring to the approvals to be obtained from shareholders in connection with approval of the Advisory Contract or changing the fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

     Each share of a Fund represents an equal proportionate interest in the Fund with each other share of such Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of liquidation or dissolution, shares of a Fund are entitled to receive the assets belonging to the Fund which are available for distribution, and of any general assets not belonging to such Fund which are available for distribution.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Funds.

     At April 3, 1997 no person owned of record or, to the knowledge of management beneficially owned more than 5% of the outstanding shares of any Fund except as set forth below:

                      Shares Held & Percent of Class


      Name and Address of       Fixed Income Fund   New York Tax-Free Fund
      Holder of Record
    ------------------------------------------------------------------------
    Marine Midland Bank                 6,465,032                  676,670
    Buffalo, NY 14240                      97.07%                   18.62%

    Total Shares Outstanding            6,660,103                3,632,812

  Marine Midland Bank has informed the Trust that it was not the beneficial owner of any of the shares it held of record.


                           CUSTODIAN, TRANSFER AGENT

                         AND DIVIDEND DISBURSING AGENT

  The Bank of New York has been retained, pursuant to a Custodian Agreement, to act as custodian for each Fund. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of each such Fund; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund; calculates the daily value of the assets of the Fixed Income Fund; determines the daily net asset value per share, net investment income and dividend rate for the Short-Term and Fixed Income Funds; and maintains records for the foregoing services. Under the Custodian Agreement, each such Fund has agreed to pay the Custodian for furnishing custodian services a fee for certain administration and transaction charges and out-of-pocket expenses.

  For the period from January 1, 1995 to September 25, 1995, the New York Tax-Free Fund paid $6,400 in custody fees to Marine Midland Bank. The New York Tax-Free Fund paid $8,726 for custody services to Marine Midland for the year ended December 31, 1994.

  The Board of Trustees has authorized The Bank of New York in its capacity as custodian of each such Fund to enter into Subcustodian Agreements with banks that qualify under the Investment Company Act of 1940 to act as subcustodians with respect to certain variable rate short-term tax-exempt obligations in each Fund's portfolio.

  BISYS Fund Services, Inc. (the"Transfer Agent") has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. performs general transfer agency and dividend disbursing services. It maintains an account in the name of each shareholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by each Fund to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $25.00 per account and subaccount (whether maintained by the Adviser or a correspondent bank) per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

  The Fixed Income Fund paid $7,669 and $17,288, respectively, to PFPC Inc. (BISYS' predecessor) and BISYS for transfer agency services for the year ended December 31, 1996. The Fixed Income Fund paid $36,235 to PFPC Inc. for transfer agency services for the year ending December 31, 1995. The Fixed Income Fund paid $20,493, to PFPC Inc. and its predecessor, the Adviser, for transfer agency services for the year ending December 31, 1994.

  The New York Tax-Free Fund paid $11,814 and $36,768, respectively to PFPC Inc. and BISYS for transfer agency services for the year ended December 31, 1996.
The New York Tax-Free Fund paid $63,295 and $54,827, respectively, to PFPC Inc., for transfer agency services for the years ending December 31, 1995 and 1994.


  In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity. BISYS' fees for providing such services to the Funds currently are paid under the Management and Administration Agreement.


                             INDEPENDENT AUDITORS

  Ernst & Young LLP serves as the independent auditors for the Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.


                             FINANCIAL STATEMENTS

  The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The Annual Reports to shareholders which contains the referenced statements, are available upon request and without charge.

================================================================================

    HSBC Mutual Funds Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
    Growth and Income Fund             3435 Stelzer Road, Columbus, Ohio 43219
    Small Cap Fund
                                       Information: (800) 634-2536
                                       HSBC ASSET MANAGEMENT AMERICAS INC.
                                       --Investment Adviser and Co-Administrator
                                       INVESTMENT CONCEPTS, INC.
                                       --Sub-Adviser to the Small Cap Fund
                                       BISYS FUND SERVICES
                                       --Distributor
--------------------------------------------------------------------------------

     HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust and is an open-end, diversified management investment company with multiple investment portfolios, including the Growth and Income Fund and the Small Cap Fund (herein referred to individually as a "Fund" and collectively as the "Funds").

     The Growth and Income Fund seeks as its investment objective to provide investors with long-term growth of capital and current income by investing, under ordinary market conditions, at least 65% of its total assets in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks. The Small Cap Fund seeks as its investment objective to provide investors with long-term capital appreciation and, secondarily, income by investing, under ordinary market conditions, at least 70% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-size companies. The balance of each Fund's assets may be invested in various types of fixed income securities (and preferred stocks with respect to the Small Cap Fund) and in money market instruments. See "Investment Objectives, Policies and Risk Factors." The Funds may also utilize certain other investment practices to seek to enhance return or to hedge against fluctuations in the value of portfolio securities. See "Investment Objectives, Policies and Risk Factors-Other Investment Practices".

     The Funds' investment adviser is HSBC Asset Management Americas Inc. (the "Adviser"), the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank. Investment Concepts, Inc. serves as sub-adviser to the Small Cap Fund. See "Management of the Funds" in this Prospectus.

     Prospective investors should be aware that shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

     Shares of the Funds are offered for sale primarily through its Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain broker-dealers, banks, financial institutions and corporations (the "Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at these Participating Organizations and to perform certain services for the Funds.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A Statement of Additional Information (the "SAI"), dated April 29, 1997, containing additional detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy is available without charge and can be obtained by writing the Trust at the above address, or calling the telephone number listed above.

                           --------------------------
     This Prospectus should be read and retained for ready reference to information about the Funds.
                           --------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 29, 1997

                                TABLE OF CONTENTS
Summary of Annual Fund Operating
     Expenses .............................................................   2
Financial Highlights ......................................................   4
Investment Objectives, Policies and Risk
     Factors ..............................................................   6
Investment Restrictions ...................................................  17
Management of the Funds ...................................................  18
Transactions with Affiliates ..............................................  23
Determination of Net Asset Value ..........................................  23
Purchase of Shares ........................................................  23
Redemption of Shares ......................................................  27
Exchange Privilege ........................................................  29
Dividends, Distributions and Taxes ........................................  29
Account Services ..........................................................  30
Transfer Agency and Fund Accounting
     Services .............................................................  31
Custodian .................................................................  31
Performance Information ...................................................  31
Shares of Beneficial Interest .............................................  32

                                   ----------

                    SUMMARY OF ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

     The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Funds would bear directly or indirectly. The information is based on expenses for each Fund for the fiscal year ended December 31, 1996 as adjusted for estimated other operating expenses and voluntary reductions of investment advisory, administration, co-administration and 12b-1 fees.

                                                                                        Growth and
Shareholder Transaction Expenses:                                                         Income          Small Cap
                                                                                        ----------        ---------
Maximum sales charge imposed on purchases of shares of the Funds
   (as a percentage of offering price).............................................        5.00%             5.00%
Certain investors will not be subject to the sales charge.
   See "Purchase of Shares" in this Prospectus

Annual Fund Operating Expenses:
Management Fees....................................................................        0.55%             0.70%
12b-1 Fees (net of fees not imposed)*..............................................        0.03%             0.03%
Other Expenses (net of fees and expenses not imposed)
   Administrative Services Fee**...................................................        0.10%             0.10%
   Co-Administrative Services Fee***...............................................        0.00%             0.00%
   Other Operating Expenses........................................................        0.16%             0.20%
                                                                                           ----              ----
Total Fund Operating Expenses (net of fees and expenses not imposed)****...........        0.84%             1.03%
                                                                                           ----              ----
Total Fund Operating Expenses Before
     Non-Imposition of Fees and Expenses ..........................................        1.43%             1.47%
                                                                                           ====              ====

     Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Funds. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

     The following example should not be considered a representation of past or future expenses. The expenses set forth above and example below reflect the non-imposition of certain fees and expenses. The actual expenses may be greater or less than those shown. The following example assumes a 5% annual return; however the Funds' actual return will vary and may be greater or less than 5%.

Example:

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and the reinvestment of all dividends and distributions:++

                                                           Growth
                                                             and
                                                           Income      Small Cap
                                                           ------      ---------
         1 year........................................     $ 58         $ 60
         3 years.......................................     $ 75         $ 81
         5 years.......................................     $ 94         $104
         10 years......................................     $150         $170

----------

   * The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average daily net assets at an annual rate not to exceed 0.50% and 0.35% for the Growth and Income Fund and Small Cap Fund, respectively. See "Management of the Funds--Distribution Plan and Agreement."

  ** Reflects administrative fees not imposed due to a voluntary waiver by BISYS
     Fund Services of 0.05% for each Fund. See "Management of the
     Funds--Administration."

 *** Reflects co-administrative fees of 0.03% and shareholder servicer assistance fees of 0.04% voluntarily waived by the Adviser for each Fund. "See Management of the Fund--Administrator and Shareholder Servicer Assistant" in this Prospectus.

**** Investors who purchase and redeem shares of the Funds through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization. The Funds may also pay fees to Participating Organizations for handling recordkeeping and certain administrative services for the customers who invest in the Funds through accounts maintained at the Participating Organization. The payment will not exceed 0.35% of the average daly net assets maintained by such Participating Organization. See "Management of the Funds--Servicing Agreements."

   + Includes, among other things, Rule 12b-1 fees at the maximum rate of 0.20%.

  ++ Includes a maximum sales charge from which certain shareholders may be exempt. See "Purchase of Shares."

                              FINANCIAL HIGHLIGHTS

     The following supplementary financial information for each of the five years in the period ended December 31, 1996 with respect to the Growth and Income Fund and for each of the four years in the period ended December 31, 1996, with respect to the Small Cap Fund has been audited by Ernst & Young LLP whose report thereon appears in the 1996 Annual Report to Shareholders. The supplementary financial information for each of the three years in the period ended December 31, 1991 also has been audited by Ernst & Young LLP whose report thereon was unqualified. The supplementary financial information for the year ended December 31, 1988 and prior has been audited by other auditors whose report also was unqualified. This information should be read in conjunction with the financial statements and notes thereto.

     Selected data for a share of each Fund outstanding throughout each period:


                             Growth and Income Fund

                                                                           Year Ended December 31,
                                       -------------------------------------------------------------------------------------------
                                          1996      1995      1994      1993     1992     1991     1990     1989    1988     1987
                                       --------   -------   -------   -------   ------   ------   ------   ------  ------   ------
Net asset value, beginning
   of period ........................    $14.77    $11.93    $12.87    $12.02   $13.12   $10.77   $11.59   $10.38   $9.56   $10.32
                                       --------   -------   -------   -------   ------   ------   ------   ------  ------   ------
Income From Investment Operations:
----------------------------------
   Net investment income ............      0.18      0.30      0.29      0.33     0.15     0.21     0.32     0.41    0.38     0.31
   Net realized and unrealized
     gain/(loss) on investments .....      2.46      3.64     (0.67)     1.00     0.80     3.21    (0.82)    2.21    1.09    (0.27)
                                       --------   -------   -------   -------   ------   ------   ------   ------  ------   ------
     Total from investment operations      2.64      3.94     (0.38)     1.33     0.95     3.42    (0.50)    2.62    1.47    (0.04)
                                       --------   -------   -------   -------   ------   ------   ------   ------  ------   ------
Less Distributions from:
------------------------
   Net investment income ............     (0.18)    (0.30)    (0.29)    (0.33)   (0.15)   (0.21)   (0.32)   (0.38)  (0.45)   (0.55)
   Net realized gains ...............     (0.95)    (0.80)    (0.15)    (0.15)   (1.90)   (0.86)   (0.00)   (1.03)  (0.20)   (0.25)
   Excess of current year net
     realized gain on investments ...        --        --     (0.12)       --       --       --       --       --      --       --
                                       --------   -------   -------   -------   ------   ------   ------   ------  ------   ------
     Total distributions ............     (1.13)    (1.10)    (0.56)    (0.48)   (2.05)   (1.07)   (0.32)   (1.41)  (0.65)   (0.80)
                                       --------   -------   -------   -------   ------   ------   ------   ------  ------   ------
Net asset value, end of period ......    $16.28    $14.77    $11.93    $12.87   $12.02   $13.12   $10.77   $11.59  $10.38    $9.56
                                       ========   =======   =======   =======   ======   ======   ======   ======  ======   ======
Total Return (a) ....................     17.90%    33.11%    (2.97%)   11.23%    7.74%   31.92%   (4.41%   25.56%  15.52%   (0.17%)

Ratios/Supplemental Data:
-------------------------
   Net assets (000), end of period ..  $140,688   $66,062   $64,985   $77,718   $3,609   $4,798   $4,041   $4,334  $3,863   $5,517
   Ratio of expenses
     (without fee waivers) to
     average net assets* ............      0.96%     0.97%     0.86%     0.88%    2.29%    2.18%    2.86%    2.36%   0.29%    0.19%
   Ratio of expenses
     (with fee waivers) to
     average net assets .............      0.85%     0.94%     0.78%     0.23%    1.68%    1.40%    1.19%    0.47%   0.29%    0.19%
   Ratio of net investment income
     (without fee waivers) to
     average net assets* ............      1.32%     2.03%     2.17%     2.30%    0.51%    0.91%    1.23%    1.61%   3.17%    2.65%
   Ratio of net investment income
     (with fee waivers) to
     average net assets .............      1.43%     2.06%     2.25%     2.95%    1.12%    1.69%    2.90%    3.50%   3.17%    2.65%
   Portfolio turnover rate ..........     61.68%    52.77%    23.31%    14.25%   54.99%   77.11%   45.21%   50.47%  49.11%  163.56%
   Average Commission Rate Paid(b) ..   $0.0572       N/A       N/A       N/A      N/A      N/A      N/A      N/A     N/A      N/A

----------

  * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Excludes sales charge.

(b) Represents the total dollar amount of commissions paid on portfolio transactions for the twelve months ended December 31, 1996, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

                                 Small Cap Fund

                                                                                                                    For the Period
                                                                           For the Year Ended December 31,             January 4,
                                                                       ---------------------------------------         1993(a) to
                                                                         1996           1995            1994         December 1993
                                                                       -------        -------          -------       -------------
Net asset value, beginning of period ..........................        $ 14.46        $ 11.90          $ 12.29          $ 10.00
                                                                       -------        -------          -------          -------
Income From Investment Operations:
----------------------------------
  Net investment loss .........................................          (0.04)         (0.12)           (0.07)           (0.05)
  Net realized and unrealized
    gain/(loss) on investments ................................           2.25           3.24            (0.32)            2.42
                                                                       -------        -------          -------          -------
      Total from investment operations ........................           2.21           3.12            (0.39)            2.37
                                                                       -------        -------          -------          -------
Less Distribution from:
-----------------------
  Net realized capital gains ..................................          (0.09)         (0.56)              --            (0.08)
                                                                       -------        -------          -------          -------
Net asset value, end of period ................................        $ 16.58        $ 14.46          $ 11.90          $ 12.29
                                                                       =======        =======          =======          =======
Total Return (b) ..............................................          15.29%         26.20%           (3.17)%          23.74%(d)
Ratios/Supplemental Data:
-------------------------
  Net assets (000), end of period .............................        $76.668        $26,036          $24,308          $17,659
  Ratio of expenses (without fee waivers)
    to average net assets* ....................................           1.15%          1.35%            1.28%            1.58%(c)
  Ratio of expenses (with fee waivers)
    to average net assets .....................................           1.04%          1.33%            1.23%            1.12%(c)
  Ratio of net investment loss (without fee waivers)
    to average net assets* ....................................          (0.46)%        (0.87)%          (0.73)%          (0.97)%(c)
  Ratio of net investment loss (with fee waivers)
    to average net assets .....................................          (0.35)%        (0.85)%          (0.68)%          (0.51)%(c)

  Portfolio turnover rate .....................................          35.73%         29.86%           20.17%            5.96%
Average Commission Rate Paid (e) ..............................        $0.0635            N/A              N/A              N/A

----------

  * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Commencement of operations.

(b)  Excludes sale charge.

(c)  Annualized.

(d)  Not annualized.

(e) Represents the total dollar amount of commissions paid on portfolio transactions for the twelve months ended December 31, 1996, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

                             Growth and Income Fund

Investment Objective

     The investment objective of the Growth and Income Fund is to provide investors with long-term growth of capital and current income by investing primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). There is no assurance that this objective will be attained.

     The Growth and Income Fund's investment objective is fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the SAI. The other investment policies and practices of the Growth and Income Fund, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Trustees without shareholder approval.

Investment Policies and Risk Factors

     In selecting securities for the portfolio of the Growth and Income Fund, the Adviser looks for securities that appear to be undervalued, some of which will be income-producing. To meet the Growth and Income Fund's investment objective of growth of capital, the Adviser will invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not been reflected yet in the price of the securities. In order to increase the income generated by the Growth and Income Fund's portfolio, the Adviser looks for securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. In addition, the Growth and Income Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Growth and Income Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. See "Other Investment Practices of the Funds" for more information.

     The Growth and Income Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Growth and Income Fund to vary the emphasis of these two elements of its investment program in order to meet its investment objective. For example, in a period of rising interest rates, the Adviser may decide to emphasize the investment objective of current income by investing in money market investments.

     During ordinary market conditions, at least 65% of the Growth and Income Fund's total assets will be invested in equity securities, and it is expected that the percentage will ordinarily be much higher. Most of the Growth and Income Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities (see "Other Investment Practices of the Funds" in this Prospectus for further information on these investments). The Adviser expects that the Growth and Income Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields. Criteria for selecting particular securities are expected to include the issuer's managerial strength, competitive position, profit and earnings ratio, profitability, prospects for growth, underlying asset value and relative market value.

     The Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Adviser, the Fund may invest up to 100% of its total assets in money market instruments as described below.

     The Growth and Income Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by domestic corporations or commercial banks. From time to time, the Growth and Income Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers (see "Other Investment Practices of the Funds" in this Prospectus for more information). Investment grade bonds, for example, are those rated "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Corporation ("S&P") or of a comparable rating by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable investment quality. While "Baa"/"BBB" securities and comparable unrated securities may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the higher quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well. For a complete description of the ratings of Moody's and S&P, see the Appendix to the SAI.

     The types of debt obligations in which the Growth and Income Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities. See "Other Investment Practices of the Funds" in this Prospectus for further information concerning these investments.

     As a result of investments in fixed income securities, the net asset value of the Growth and Income Fund may be adversely affected in response to fluctuations in prevailing interest rates and resulting changes in the value of its fixed income portfolio securities. When interest rates decline, the value of fixed income securities already held in the Growth and Income Fund's portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of existing fixed income portfolio security holdings can generally be expected to decline. The risk of these fluctuations increases in the case of fixed income securities with longer maturities. Consequently, the Growth and Income Fund will not invest in any fixed income security with a remaining maturity in excess of five years.

     The Growth and Income Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits; and (v) repurchase agreements. At the time the Growth and Income Fund invests for temporary defensive purposes in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, or the issuer's parent corporation must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or, if no such ratings are available, the investment must be of comparable quality in the opinion of the Adviser. During times when the Growth and Income Fund is maintaining a temporary defensive posture, it may be unable to achieve fully its investment objective.

     The foregoing investment policies and those additional policies described under "Other Investment Practices of the Funds" in this Prospectus with respect to the Growth and Income Fund, unless otherwise noted, are not fundamental and may be changed by a vote of the Board of Trustees of the Trust without shareholder approval.


                                 Small Cap Fund

Investment Objective

     The investment objective of the Small Cap Fund is to seek long-term capital appreciation and, secondarily, income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-size companies with an initial market capitalization of $500 million or less at the time of purchase by the Fund. The universe of small to medium-size companies includes those companies with market capitalizations of up to $5 billion. The inherent risks of small to medium-size companies are two-fold: business risk and market risk. Business risk refers to the possibility that a company may do poorly due to competitive or financial factors. Market risk refers mainly to the relatively small number of shares publicly owned as compared to larger companies.

     The Small Cap Fund's investment objective is fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the SAI. The other investment policies and practices of the Small Cap Fund, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Trustees without shareholder approval.

Investment Policies and Risk Factors

     The Small Cap Fund will tend to utilize a "bottom-up" approach to securities selection. In this analysis, emphasis is placed upon the prospects of each individual company rather than on its sector prospects. Particular attention will be focused upon the prospects of above market earnings growth. Other characteristics will include return on equity, product profile, condition of the balance sheet and company management. The Small Cap Fund primarily seeks long-term return from capital appreciation. The Fund will be managed in a manner that seeks to provide the same level of income as a growth fund. Also, the Small Cap Fund will attempt to achieve growth over a period of years that is greater than that of an income fund. Depending upon the performance of the Small Cap Fund's investments, the net asset value per share of such Fund may increase or decrease.

     Under normal market conditions, the Small Cap Fund will invest at least 70% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected growth.

     The Small Cap Fund may also invest up to 30% of the value of its total assets in preferred stocks, corporate bonds, notes, warrants, debentures, zero coupon securities, asset-backed and mortgage-related securities, and cash equivalents. Such securities will be rated at least "A" by Moody's or S&P, or, if not rated, deemed to be of comparable quality by the Adviser.

     In addition to the general risks inherent in investing in common stock, the Fund's investments in fixed-income investments, if any, may adversely affect the net asset value of the Small Cap Fund due to fluctuations in prevailing interest rates and resulting changes in the value of such investments. When interest rates decline, the value of fixed securities investments already held in the Small Cap Fund's portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of existing fixed income portfolio security holdings can generally be expected to decline. The risk of these fluctuations increases in the case of fixed income securities with longer maturities. Consequently, the Small Cap Fund will not invest in any fixed income security with a remaining maturity in excess of five years.

     "Cash equivalents" are short-term, interest-bearing instruments or deposits. The purpose of cash equivalents is to provide liquidity and income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, commercial paper, domestic and Eurodollar certificates of deposit, repurchase agreements, bankers' acceptances, United States Treasury Bills, variable and floating rate demand and master demand notes, agency discount notes, bank money market deposit accounts and money market mutual funds. The Small Cap Fund will only purchase commercial paper rated at the time of purchase A-1 or better by S&P, Prime-1 or better by Moody's or F-1 or better by Fitch Investors Service ("Fitch") or, if not rated, deemed to be of comparable quality by the Adviser. See the Appendix to the SAI for an explanation of these ratings. During temporary defensive periods as determined by the Adviser, the Small Cap Fund may hold up to 100% of its total assets in cash equivalents.

     The foregoing investment policies and those additional policies described under "Other Investment Practices of the Funds" in this Prospectus with respect to the Small Cap Fund, unless otherwise noted, are not fundamental and may be changed by a vote of the Board of Trustees of the Trust without shareholder approval.


                   Other Investment Practices of the Funds


     Lending of Portfolio Securities. Each Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of such Fund at least equal at all times to 102% of the market value of the securities loaned plus interest or dividends. While such securities are on loan, the borrower will pay the Fund the amount of any income accruing thereon, or, in some cases, a separate fee. Each Fund will not lend securities having a value which exceeds 10% of the current value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution and whether the income to be earned from the loan justifies the attendant risks.

     Investment Company Securities. Each Fund may invest up to 10% of its total assets in securities issued by other investment companies. Such securities will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative fees.

     U.S. Government Securities. Each Fund may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills

(maturities of one year or less) U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. Government agencies or which are supported by the full faith and credit pledge of the U.S. Government. In the case of U.S. Government obligations which are not backed by the full faith and credit pledge of the United States, each Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and participations in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. Government (such as Government Trust Certificates). See "Mortgage-Related Securities" and "Asset-Backed Securities" below.

     Corporate Debt Obligations. Each Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers, including those described below under "Foreign Securities and American Depository Receipts." Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. Bank obligations include, but are not limited to certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of each Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions to such issuer's country; and (iii) other considerations the Adviser deems appropriate. Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities (see "Foreign Securities and American Depository Receipts" below for more details).

     Mortgage-Related Securities. Each Fund may invest in various mortgage-related securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities (but not the market value of the mortgage-related securities themselves). Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities."

     Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest on mortgages in the underlying mortgage pool. Investors receive a pro rata share of both regular interest and principal payments (less issuer fees and applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool. The dominant issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA guarantees mortgage-backed securities composed of U.S. Government guaranteed or insured (Federal Housing Authority, Veterans Administration or Farmers Home Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC guarantee mortgage securities are composed of pools of conventional and Federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers.

     The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC currently guarantees timely payment and ultimate payment of interest and either timely payment of principal or eventual payment of principal depending upon the date of issue. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the United States; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities. However, like most mortgage-backed securities, the experienced yield is sensitive to the rate of principal payments (including prepayments). Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio weighted average life.

     In addition to GNMA, FNMA or FHLMC certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, each Fund also may invest in mortgage pass-through securities, where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return on POs could be adversely affected. Each Fund will treat IOs and POs as illiquid securities except for IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser subject to the supervision of the Board of Trustees.

     Each Fund may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. To the extent a particular CMO or REMIC is issued by an investment company, the Funds' ability to invest in such CMOs or REMICs will be limited. Neither Fund will invest in the residual interests of REMICs. See "Investment Policies and Risk Factors" in the SAI.

     The Adviser expects that new types of mortgage-related securities may be developed and offered to investors. The Adviser will, consistent with each Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, each Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that each Fund's investment objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of a Fund's portfolio securities is longer.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

     Asset-Backed Securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the Funds' investment objectives, policies and quality standards, each Fund may invest these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

     Zero Coupon Securities. Each Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     Each Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Current Federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

     Variable and Floating Rate Demand and Master Demand Notes. Each Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of that Fund's net assets.

     Each Fund may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for investment by the Growth and Income Fund in money market instruments and investment by the Small Cap Fund in cash equivalents, as described above.

     Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at a Fund's cost plus interest within a specified time (generally one day). While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, each Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, each Fund will seek to liquidate such collateral. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, each

Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of each Fund not to enter into repurchase agreements exceeding in the aggregate 10% of the market value of each Fund's total assets.

     Reverse Repurchase Agreements. The Small Cap Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Small Cap Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. The Small Cap Fund intends to enter into reverse repurchase agreements only to avoid selling securities during market conditions deemed unfavorable by the Adviser to meet redemptions. At the time the Small Cap Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as cash or liquid securities, consistent with the Fund's investment objective having a value not less the 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Small Cap Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

     When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to a Fund until settlement takes place. To facilitate such acquisitions, a Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     Writing Covered Calls. Each Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. Until an option lapses or is cancelled by a closing transaction, the maximum sales price a Fund can realize on the underlying security is limited to the strike price. The Fund continues to bear the risk of a decline in the market price of the security during the option period, although the decline in value would be mitigated by the amount of the premium received for the call. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of such Fund's net assets.

     Futures, Related Options and Options on Stock Indices. Each Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. In addition, each Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser anticipates an advance. In attempting to hedge a portfolio, a Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions.

     A stock index assigns relative weightings to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indices, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

     During a market decline or when the Adviser anticipates a decline, each Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

     The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions.

     Positions in options, futures and options on futures may be closed out only on an exchange which provides a secondary market for such purposes. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position which could have an adverse impact on the Funds' ability to effectively hedge their securities. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

     Except as otherwise provided in this Prospectus, the Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate assets to cover the futures and options.

     Portfolio Turnover. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their portfolios as they deem advisable in view of prevailing or anticipated market conditions to accomplish their investment objective. For example, a Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Small Cap Fund and the Growth and Income Fund do not anticipate that their annual portfolio turnover rates will exceed 100%.

     Foreign Securities and American Depository Receipts ("ADRs"). Each Fund may invest in foreign securities through the purchase of ADRs and may also invest directly in certain debt securities of foreign issuers. The foreign debt securities in which the Small Cap Fund may invest include securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar denominated commercial paper of a foreign issuer). The foreign debt securities in which the Growth and Income Fund may invest include debt obligations of foreign banks, corporations and governmental entities, and supranational organizations, such as the International Bank for Reconstruction and Development, the European Economic Community and the Inter-American Development Bank, among others. Each Fund's investment in foreign debt securities is limited to 5% of the total assets of each Fund.

     Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Investors should note that there is no uniformity among foreign accounting standards.

     As noted above, each Fund may also invest in securities represented by ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations. The Funds will not invest more than 20% of their total assets in ADRs.

     Illiquid Securities. The Small Cap Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market, (b) participation interests in loans that are not subject to puts and (c) repurchase agreements not terminable within seven days. See "Repurchase Agreements" above. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Consequently, investments in restricted securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities will not be included for purposes of this limitation.

     The Growth and Income Fund will not invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 10% of the market value of the Fund's net assets would be so invested. The Funds will not invest more than 10% of their net assets in Rule 144A securities.


                             INVESTMENT RESTRICTIONS

     The Statement of Additional Information contains more information on the Funds' Investment Policies, and also identifies the restrictions on the Funds' investment activities, which provide among other things:

Growth and Income Fund

     The Growth and Income Fund shall not invest more than 5% of its total assets taken at market value in the securities (including securities subject to repurchase agreements) of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     The Growth and Income Fund shall not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Growth and Income Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities which are backed by the full faith and credit of the United States.

     The Growth and Income Fund shall not borrow money, except that it may borrow from banks as a temporary measure for emergency purposes where such borrowing would not exceed 5% of the total assets (including amount borrowed) taken at market value. The Growth and Income Fund shall not purchase securities while its borrowings exceed 5% of its total assets.

Small Cap Fund

     The Small Cap Fund shall not purchase a security if, as a result, with respect to 75% of its portfolio, (i) more than 5% of the value of its total assets would be invested in any one issuer, or (ii) it would hold more than 10% of any class of securities of such issuer or more than 10% of the outstanding voting securities of the issuer. There is no limit on the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

     The Small Cap Fund shall not purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     The Small Cap Fund shall not borrow money or issue senior securities, except that it may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of its borrowing. The Small Cap Fund shall not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

     The investment restrictions referred to above are fundamental and may be changed only when permitted by law and approved by a majority of the outstanding voting securities of the Funds. As used in this Prospectus, such approval means approval of the lesser of (i) the holders of 67% or more of the shares represented in a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) the holders of more than 50% of the outstanding shares.


                             MANAGEMENT OF THE FUNDS

     The property, affairs and business of the Funds are managed by the Board of Trustees. The Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Funds and the execution of policies formulated by the Trustees. Information about the Trustees as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers".

Investment Adviser

     The Trust retains HSBC Asset Management Americas Inc. (the "Adviser") to act as the investment adviser for each of its Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York,

New York 10177. At December 31, 1996, the Adviser managed over $3.8 billion of assets of individuals, pension plans, corporations and institutions.

     The HSBC Asset Management Equity Team, under the direct supervision of Mr. Paul Guidone, Chief Investment Officer of the Adviser, is responsible for the day-to-day management of the Growth and Income Fund's portfolio. Mr. Guidone has been with the Adviser since 1994.

     Pursuant to the Advisory Contract, the Adviser furnishes continuous investment guidance to the Trust consistent with each Fund's investment objective and policies and provides administrative assistance in connection with the operation of each Fund. Information regarding the investment performance of each Fund is contained in each Fund's Annual Report dated December 31, 1996 which may be obtained, without charge, from the Trust.

Sub-Adviser to the Small Cap Fund

     The Adviser retains Investment Concepts, Inc. ("ICI") to serve as sub-adviser to the Small Cap Fund. ICI is a subsidiary of BancOklahoma Trust Company ("BOTC"), the largest trust company in the State of Oklahoma. BOTC is a subsidiary of Bank of Oklahoma, N.A. ("BOK") which in turn is a subsidiary of Bank of Oklahoma Corporation ("BOK Financial"). BOK Financial is controlled by its principal shareholder, George B. Kaiser. Through its subsidiaries, BOK Financial provides a full array of trust, commercial banking and retail banking services. Its non-bank subsidiaries engage in various bank-related services, including mortgage banking and providing credit life, accident, and health insurance on certain loans originated by its subsidiaries.

     ICI maintains an office in Tulsa, Oklahoma, and offers a variety of services for both corporate and individual customers. BOTC also serves as transfer agent and registrar for corporate securities, paying agent for dividends and interest, and indenture trustee of bond issues. At December 31, 1996, BOTC was responsible for approximately $7.5 billion in assets including approximately $3.3 billion in assets under management and possessed total capital, surplus and undivided profits of $9.9 million.

     Mr. Joe P. Sing, Jr. is responsible for the day-to-day management of the Small Cap Fund. Mr. Sing has been a portfolio manager with ICI since 1984.

     Under its Sub-Advisory Contract with the Adviser, ICI will undertake at its own expense to furnish the Small Cap Fund and the Adviser with micro- and macroeconomic research, advice and recommendations, and economic and statistical data, with respect to the Fund's investments, subject to the overall review by the Adviser and the Board of Trustees.

Banking Laws

     Counsel to the Trust and special counsel to the Advisers, have advised the Adviser that the Adviser may perform the services for the Funds contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Counsel to ICI has given similar advice to ICI with respect to its performance of services under the Sub-Advisory Contract. Such counsel has pointed out, however, that this question has not been authoritatively determined and that judicial or administrative decisions or interpretations of present Federal or state statutes and regulations relating to the permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as future changes in Federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser and ICI from continuing to perform such services for the Funds.

     If the Adviser and ICI were prohibited from performing any of their services for the Trust, it is expected that the Board of Trustees would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

Shareholder Servicer Assistant

     The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Funds in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but are not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of and review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Funds to, and answer questions from Shareholder Servicers to enhance understanding of the Funds and their investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

     The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

     For its services as Shareholder Servicer Assistant, the Adviser is paid an annual fee equal to 0.04% of each Fund's average daily net assets.

Administrator

     The Trust retains BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") to act as the Administrator of the Funds in accordance with the terms of a Management and Administration Agreement. BISYS has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. Pursuant to the Management and Administration Agreement, the Administrator, at its expense, generally will supervise the operation of the Trust and the Funds by reviewing the expenses of the Funds monthly to ensure the Funds are within their respective budgets and by providing personnel, office space and administrative and fund accounting services reasonably necessary for the operation of the Trust and the Funds other than those provided by the Adviser pursuant to the Advisory Contract.

     BISYS's annual administration and accounting fee is an asset-based fee of 0.15% of each Fund's first $200 million of average net assets; 0.125% of each Fund's next $200 million of average net assets; 0.10% of each Fund's next $200 million of average net assets; and 0.08% of each Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses.

     The Trust also retains the Adviser to act as Co-Administrator in accordance with the terms of the Co-Administration Services Contract. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Funds' relationship with service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as a liaison with Fund trustees, and (iv) assists with general product management and oversight. For its services as Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of each Fund's daily average net assets.

Distributor

     BISYS also serves as the Funds' Distributor and has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Funds.

Servicing Agreements

     The Fund may enter into agreements (the "Servicing Agreement") with certain banks, financial institutions and corporations (the "Participating Organizations") so that each Participating Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases, the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and, if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written requests to its Participating Organization or the Fund. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily net assets during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to BISYS Fund Services, Inc. for the services it provides pursuant to the Transfer Agency Agreement for similar services.

     The payments will be made by the Fund to the Participating Organizations pursuant to the Servicing Agreements. BISYS Fund Services, Inc. will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

     Under separate agreements, the Adviser (not the Funds) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees by a Participating Organization, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year);

transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets).

Distribution Plan and Agreement

     The Board of Trustees of the Trust has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan provides for a monthly payment by each Fund to reimburse the Distributor in such amounts that the Distributor may request for expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services and other direct and indirect distribution-related expenses, including the payment of a monthly fee to broker-dealers for rendering distribution-related asset introduction and asset retention services. The Funds may also make payments to other broker-dealers or financial institutions for their assistance in distributing shares of the Funds and otherwise promoting the sale of each Fund's shares. The total of each monthly payment is based on each Fund's average daily net assets during the preceding month and is calculated at an annual rate not to exceed 0.35% and 0.50% with respect to the Small Cap Fund and Growth and Income Fund, respectively.

     The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of each Fund's outstanding shares and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

Fees and Expenses

     The Growth and Income Fund pays the Adviser, as compensation for its advisory services a monthly fee equal to an annual rate of 0.55% of average daily net assets up to $400 million. The fee is reduced at several breakpoints for average daily net assets in excess of $400 million up to $2 billion, at which point it becomes 0.315% of the average daily net assets in excess of $2 billion. The Small Cap Fund pays the Adviser, as compensation for its advisory services a monthly fee equal to an annual rate of 0.70% of average daily net assets up to $400 million. The fee is reduced at several breakpoints for average daily net assets in excess of $400 million up to $2 billion, at which point it becomes 0.415% of the average daily net assets in excess of $2 billion.

     As compensation for its services, ICI receives a monthly fee from the Adviser at an annual rate not to exceed 0.50% of the Small Cap Fund's average daily net assets up to $400 million. The fee is reduced at several breakpoints for average daily net assets in excess of $400 million up to $2 billion, at which point it becomes 0.29% of the average daily net assets in excess of $2 billion.

     As compensation for its co-administrative services and shareholder servicer assistance services, the Adviser receives from each Fund a monthly fee equal to an annual rate of 0.07% of the average daily net assets of each Fund.

     The Adviser and ICI reserve the right to waive in advance a portion of their fees at any time.

                          TRANSACTIONS WITH AFFILIATES

     Broker-dealers which are affiliates of the Adviser or ICI may act as brokers for the Funds. At all times, however, their commissions, fees or other charges must be reasonable and fair in comparison with those that would be paid to unaffiliated firms for comparable transactions. The Funds will not do business with or pay commissions to affiliates of the Adviser or ICI in any portfolio transactions where they act as principal. In placing orders for the purchase and sale of portfolio securities, the Funds seek the best execution at the most favorable price, considering all of the circumstances. The Adviser may consider sales of shares of the Fund and of other HSBC Funds as a factor in selecting a broker. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.


                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Funds' transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e. the value of the assets less the liabilities) by the total number of shares outstanding. All expenses, including the management, advisory, sub-advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value for each unlisted security on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost equals fair market value.


                               PURCHASE OF SHARES

     Shares of each Fund are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Prospectuses and accompanying sales material can be obtained from the Transfer Agent or Distributor.

     The minimum initial investment requirement for each Fund is $1,000. The minimum subsequent investment requirement for each Fund is $50. There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Trust reserves the right to reject any purchase order.

     Orders for shares of the Funds will be executed at the net asset value per share next determined after receipt of an order by the dealer, plus a sales charge varying with the amount invested in accordance with the following schedule:

                                                                                              Reallowance
                                                                                                  to
                                                                                                Service
                                                                Total Sales Load             Organizations
                                                       ------------------------------       ---------------
                                                                           As a % of
                                                          As a % of         Net Asset          As a % of
Amount Invested                                        Offering Price       Value Per       Offering Price
(including sales charge)                                  Per Share           Share            Per Share
------------------------                               --------------       ---------        -------------
Less than $50,000.....................................       5.00%            5.26%               4.50%
$50,000 but less than $100,000........................       4.50%            4.71%               4.00%
$100,000 but less than $250,000.......................       3.75%            3.90%               3.40%
$250,000 but less than $500,000.......................       2.50%            2.56%               2.25%
$500,000 but less than $1 million.....................       2.00%            2.04%               1.75%
$1 million and above..................................       1.00%            1.01%               0.90%

     The sales charge will be waived on the following purchases: (1) by Trustees and officers of the Trust and of HSBC Funds Trust, and members of their immediate families (parents, spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates, and members of their immediate families, (3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor, selected broker-dealers and affiliates and members of their immediate families, (5) by charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in the Funds with the proceeds of their benefits checks (the EBT Plan must currently own shares of a Fund at the time of the individual's purchase), (8) by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (9) by individuals who, as determined by an officer of the Funds in accordance with guidelines established by the Funds' Board of Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

     The sales load does not apply in any instance to reinvested dividends.

     From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The

Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

     Stock certificates will not be issued with respect to shares of each Fund. The Transfer Agent shall keep accounts upon the books of the Trust for record holders of such shares.

Right of Accumulation

     The Funds offer to all shareholders a right of accumulation under which any shareholder may purchase shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the offering price of the shareholder's combined holdings of the shares of such Fund. For the right of accumulation to be exercised, a shareholder must provide at the time of purchase confirmation of the total number of shares of such Fund owned by such shareholder. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time on sixty days' notice to shareholders. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares held in the name of such nominee or custodian for other plans to qualify for the right of accumulation.

Letter of Intent

     By initially investing at least $1,000 and submitting a Letter of Intent to the Transfer Agent, a "single purchaser" may purchase shares of the Funds and other eligible HSBC Funds (other than Money Market Funds) during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter of Intent. The Letter of Intent may apply to purchases made up to 90 days before the date of submission of the Letter of Intent. Dividends and distributions of capital gains paid in shares of the Funds at net asset value will not apply towards the completion of the Letter of Intent. The Letter of Intent does not obligate a shareholder to buy the amount indicated in the Letter of Intent; however, if the intended purchases are not completed during the Letter of Intent period, the shareholder will be obligated to pay the Distributor an amount equal to the difference between the regular sales charge applicable to a single purchase of the number of shares purchased and the sales charge actually paid. For further details, including escrow provisions, see the Letter of Intent. The Funds reserve the right to amend, suspend or cease offering this program at any time.

     Prospective investors who wish to obtain additional information concerning investment procedures should contact the Transfer Agent at: (800) 634-2536.

New Account Purchase By Wire

     1. Telephone the Transfer Agent at (800) 634-2536 for instructions. Please note your bank will normally charge a fee for handling this transaction.

New Account Purchase By Mail

     1.  Complete a Purchase Application.

     2. Mail the Purchase Application and a check for $1,000 or more, to HSBC Family of Funds to the Transfer Agent at:

          HSBC Mutual Funds Trust c/o BISYS, P.O. Box 163850, Columbus, Ohio 43216-3850.

     Third party checks will not be accepted. Check payments must be in U.S. dollars. Please include the Fund Name and your account number on all checks.

Additional Purchases By Wire and Mail

     Additional purchases of shares may be made by wire by telephoning the Transfer Agent and then instructing the wiring bank to transmit the amount ($50 or more) of any additional purchase in Federal funds. Additional purchases may also be made by mail by making a check ($50 or more) payable to the HSBC Family of Funds indicating your fund account number on the check and mailing it to the Transfer Agent at the address set forth above.

Purchase through Customer Accounts

     Purchases of shares also may be made through customer accounts maintained at Participating Organizations, including qualified Individual Retirement and Keogh Plan accounts. Purchases will be made through a customer's account only as directed by or on behalf of the customer on a direction form executed prior to the customer's first purchase of shares of any Fund. For example, a customer with an account at a Participating Organization may instruct the Participating Organization to invest money in excess of a level agreed upon between the customer and the Participating Organization in shares of one of the Funds periodically or give other instructions to the Participating Organization within limits prescribed by that Participating Organization.

Automatic Investment Plan

     Investors may make regular monthly investments of $50 or more in shares automatically from a checking or savings account if their bank is a member of automated clearing house (ACH). Upon written authorization, the Transfer Agent will electronically debit the investor's checking or savings account each month and use the proceeds to purchase shares for the investor's account.

     Approval by the investor's bank is required, so that establishment of a program may require at least 30 days. The authorized amount and/or bank information may be changed or the program terminated at any time by writing to the Transfer Agent. A reasonable period (usually up to 15 days) may be required after receipt of such instructions to implement them. The purchase application contains the requirements applicable to this plan. The Trust reserves the right to amend, suspend or cease offering this program at any time without prior notice.


                              REDEMPTION OF SHARES

     Upon receipt by the Trust's transfer agent of a redemption request in proper form ($50 minimum), shares of the Funds will be redeemed at their next determined net asset value. See "Determination of Net Asset Value" in this Prospectus. For the shareholder's convenience, the Trust has established several different direct redemption procedures. Redemptions of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. A redemption of shares is a taxable transaction on which gain or loss may be recognized for tax purposes.

     The Funds reserve the right to redeem (on 30 days' notice) accounts whose values shareholders have reduced to $500 or less.

Redemption by Mail

     1. Complete a letter of instruction indicating the Fund, the account number and either the dollar amount or number of shares to be redeemed.

     2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

     3. If shares to be redeemed have a value of $5,000 or more, the signature(s) must be guaranteed by a bank, trust company, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     4. Mail the letter to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

     Checks for redemption proceeds will normally be mailed within seven days to the shareholder's address of record. Upon request, the proceeds of a redemption amounting to $1,000 or more can be sent by wire to the shareholder's predesignated bank account. Please note a wire transfer fee will normally be charged. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

Redemption by Expedited Redemption Service

     If shares are held in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Transfer Agent, redemption of shares may be requested on any day the Transfer Agent is open for business by telephone or letter. A signature guarantee is not required.

     1. Telephone the request to the Transfer Agent toll free: (800) 634-2536;
or

     2. Mail the request to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

     Proceeds of Expedited Redemptions of $1,000 or more can be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Transfer Agent by 4:00 p.m. (Eastern time) on a day the Transfer Agent is open for business, the redemption proceeds will be transmitted to the shareholder's bank on the next business day. A check for proceeds of less than $1,000 will be mailed to the shareholder's address of record.

     The Transfer Agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ such reasonable procedures, the Transfer Agent may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to ensure the accuracy of instructions received by telephone, the Transfer Agent requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

Systematic Withdrawal Plan

     An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on the first or fifteenth day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust the account if the monthly checks exceed the dividends, interest and capital appreciation, if any, on your shares. A shareholder may request that these payments be sent to a predesignated bank or other designated party.

     Amounts paid to you pursuant to the Systematic Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of shares in your account and are taxable transactions on which gain or loss may be recognized for Federal, state and local income tax purposes.

Reinstatement Privilege

     A shareholder in a Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 60 days of the original redemption. This privilege must be effected within 60 days of the redemption and the investor at the time of purchase must provide the number of shares redeemed within the 60 day period. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

Redemption through Customer Accounts

     Investors who purchase shares through customer accounts maintained at Participating Organizations may redeem those shares only through the Participating Organization. In some cases, a customer may instruct the Participating Organization which maintains the account through which the customer purchases shares to redeem shares periodically as required to bring the customer's account balance up to a level agreed upon between the customer and the Participating Organization. If a redemption request with respect to such an automatic redemption arrangement is received by the Transfer Agent by 4:00 p.m. (Eastern time) on a day the Transfer Agent is open for business, the redemption proceeds will be transmitted on the next business day to the investor's customer account (unless otherwise specified by the Participating Organization).


                               EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange shares of one Fund for shares of any of the other investment portfolios of the Trust and HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will be subject only to that portion of the sales load of the Fund into which the shareholder is exchanging which exceeds the sales load originally paid by the shareholder. The Transfer Agent must be advised of the applicability of the sales charge differential when the exchange order is placed. Shareholders of any of the HSBC Money Market Funds who exchange shares of any such Money Market Funds for shares of any of the Funds of the Trust are charged the sales load applicable to such Funds as stated in the Prospectus. Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. The Funds reserve the right to change the terms of or terminate the Exchange Privilege at any time upon at least 60 days' prior written notice to shareholders. Exchanges may be made by telephonic request to the Transfer Agent at (800) 634-2536. For a discussion of risks associated with unauthorized telephone transactions, see "Redemption by Expedited Redemption Service."


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to distribute annually substantially all of its net investment income in the form of dividends. The Funds pay semi-annual dividends. Net capital gains, if any, are distributed at least once annually.

     Each Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash.

     In order to satisfy certain annual distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Funds may declare special dividend and capital gains distributions during October, November or December as of a record date in such a month. Such distributions, if paid to shareholders in the following January, are deemed for Federal income tax purposes to have been paid by the Funds and received by shareholders on December 31 of the prior year.

     Each Fund will be treated as a separate entity for Federal income tax purposes, notwithstanding that it is one of a multiple series of the Trust. Each Fund has elected to be treated and has qualified as a registered investment company and intends to continue to qualify to be treated as a regulated investment company for each taxable year by complying with the provisions of the Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to its net investment income and net realized capital gains distributed to shareholders in accordance with the timing requirements of the Code. Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders for each taxable year.

     Dividends derived from each Fund's taxable net investment income (if any) and the excess of net short-term capital gain over net long-term capital loss will be taxable to that Fund's shareholders as ordinary income, whether such dividends are invested in additional shares or received in cash. A portion of each Fund's dividends will normally qualify for the dividends-received deduction for corporations. In general, the amount so qualifying will depend primarily on the portion of a Fund's gross income that is represented by dividends received by such Fund from stock in domestic corporations held by such Fund subject to the requisite holding period under the Code and not treated as debt financed under the Code. The dividends-received deduction will be reduced to the extent shares of such Fund are treated as debt-financed and will be eliminated if such shares are held for less than 46 days.

     Distributions of the excess of net long-term capital gain over net short-term capital loss designated by the Funds as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares, whether they are invested in additional shares or received in cash. Long-term capital gain distributions will generally not qualify for the dividends-received deduction for corporations.

     Each year the Funds will notify shareholders of the character of dividends and distributions for Federal income tax purposes. Depending on the residence of the shareholder for tax purposes, such dividends and distributions may also be subject to state, local or foreign taxes. Shareholders should consult their own tax advisers as to the Federal, state, local or foreign tax consequences of ownership of Fund shares in their particular circumstances.

     Shareholders who are not U.S. persons under the Code should also consult their tax advisers as to the possible application of U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends.

     Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.


                                ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in confirmations for each shareholder and a monthly shareholder statement. In those cases where a Participating Organization or its nominee is shareholder of record of shares purchased for its customer, the Trust has been advised that the statement may be transmitted to the customer in the discretion of the Participating Organization. Shareholders can write or call the Transfer Agent at P.O. Box 163850, Columbus, OH 43216-3850, telephone (800) 634-2536 with any questions relating to their investments in Fund shares.

     Participating Organizations or their nominees may be the shareholders of record as nominees for their customers, and may maintain subaccounts for those customers. Any such customer may become the shareholder of record upon written request to the Participating Organization or transfer agent.

     The transfer agent will transmit promptly to each of its customers for whom it processes purchases and redemptions of shares and to each Participating Organization copies of all reports to shareholders, proxy statements and other Trust communications. The Trust's arrangements with the transfer agent and the subtransfer agent arrangements require Participating Organizations to grant investors who purchase shares through customer accounts the opportunity to vote their shares by proxy at all shareholder meetings of the Trust. In certain cases, a customer of a Participating Organization may have given his Participating Organization the power to vote shares on his behalf. Customers with accounts at Participating Organizations should consult their Participating Organization for information concerning their rights to vote shares.


                    TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     Pursuant to an Agency Agreement, BISYS Fund Services, Inc. ("Transfer Agent") acts as the Funds' transfer and dividend disbursing agent and is responsible for maintaining account records detailing ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. For its services, the Transfer Agent receives from the Funds an annual base fee of $25 per shareholder account plus additional transaction costs. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to the Fund Accounting Agreement. BISYS' fees for performing accounting services currently are paid under the Management and Administration Agreement.


                                      CUSTODIAN

     The Bank of New York is the Funds' custodian. Pursuant to the Custodian Agreement, The Bank of New York is responsible for holding the Funds' cash and portfolio securities. The Bank of New York may enter into sub-custodian agreements with certain qualified banks.


                             PERFORMANCE INFORMATION

     Each Fund's total return may be included in advertisements or mailings to prospective investors. Each Fund may occasionally cite statistical reports concerning its performance. Each Fund may also from time to time compare its performance to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index. (See the Statement of Additional Information for more details concerning the various indices which might be used.) A Fund's "total return" refers to the average annual compounded rates of return over one, five and ten year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the deduction of the maximum sales charge and the reinvestment of all dividend and capital gains distributions. Each Fund may quote total return on a before tax or after tax basis. Each Fund calculates its total return by adding the total dividends paid for the period to the Fund's ending net asset value per share for that period and dividing that sum by the net asset value per share of the Fund at the beginning of the period. Each Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. Total return figures are based on historical earnings and are not intended to indicate future performance.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Participating Organization may be charged by such Participating Organization certain fees, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization. Such fees will have the effect of reducing the return for those investors. See "Management of the Funds -- Servicing Agreements" in this Prospectus.


                          SHARES OF BENEFICIAL INTEREST

     The authorized capital stock of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of multiple series representing shares in corresponding investment portfolios of the Trust. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested to do so in writing by the holders of not less than 10% of the outstanding shares of the Trust. Each Fund will be treated as a separate entity for Federal income tax purposes. For more details concerning the voting rights of shareholders, see the SAI.

     Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

     Under Massachusetts law, it is possible that shareholders of a Massachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of a Fund could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

================================================================================

                                                    HSBC Mutual Funds Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    HSBC Asset Management
================================================================================

HSBC(SM) Mutual Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser and Co-Administrator
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

Sub-Adviser to Small Cap Fund
Investment Concepts, Inc.
One Williams Center
P.O. Box 2300
Tulsa, Oklahoma 74192

Distributor, Administrator, Transfer Agent and Fund Accounting Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Baker & McKenzie
805 Third Avenue
New York, New York 10022

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Distributor or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


================================================================================
 Prospectus                                                   April 29, 1997
--------------------------------------------------------------------------------
 Funds:
   Growth and Income Fund
   Small Cap Fund
--------------------------------------------------------------------------------
 Managed and Advised by:
   HSBC Asset Management Americas Inc.
--------------------------------------------------------------------------------
 Managed by:
   Investment Concepts, Inc.
   (with respect to the Small Cap Fund only)
--------------------------------------------------------------------------------
 Distributed by:
   BISYS Fund Services
================================================================================

HSBC3P0497

                            HSBC MUTUAL FUNDS TRUST

                             Growth and Income Fund
                                 Small Cap Fund
                               3435 Stelzer Road
                              Columbus, Ohio 43219



Information:  (800) 634-2536



                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Mutual Funds Trust (the "Trust") is an open-end, diversified management investment company with multiple portfolios, including the Growth and Income Fund (the "Growth and Income Fund") and the Small Cap Fund (the "Small Cap Fund") (together herein referred to as the "Funds").

     The investment objective of the Growth and Income Fund is to provide
                                     ----------------------
investors with long-term growth of capital and current income by investing primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). As a matter of fundamental policy, during normal market conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities.

     The investment objective of the Small Cap Fund is to provide investors with
                                     --------------
long-term capital appreciation and, secondarily, income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-size companies with an initial market capitalization of $500 million or less at the time of purchase by the Fund. The universe of small to medium-size companies includes those companies with market capitalization of up to $5 billion ("small cap equity securities"). As a matter of fundamental policy, during normal market conditions, at least 70% of the value of the Fund's total assets will be invested in small cap equity securities.

     Shares of the Funds are primarily offered for sale by BISYS Fund Services,
     --------------------------------------------------------------------------
the Sponsor and Distributor, as an investment vehicle for institutions,
-----------------------------------------------------------------------
corporations, fiduciaries and individuals.  Certain banks, financial
--------------------------------------------------------------------
institutions and corporations ("Participating Organizations") have agreed to act
--------------------------------------------------------------------------------
as shareholder servicing agents for investors who maintain accounts at the
--------------------------------------------------------------------------
Participating Organizations and to perform certain services for the Funds.
--------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated April 29, 1997. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from the Trust.



April 29, 1997

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS


INVESTMENT POLICIES AND RISK FACTORS ......................................  1

INVESTMENT RESTRICTIONS ...................................................  6

MANAGEMENT ................................................................  8

PERFORMANCE INFORMATION ................................................... 15

DETERMINATION OF NET ASSET VALUE .......................................... 17

PORTFOLIO TRANSACTIONS .................................................... 17

PORTFOLIO TURNOVER ........................................................ 18

EXCHANGE PRIVILEGE ........................................................ 18

REDEMPTIONS ............................................................... 19

FEDERAL INCOME TAXES ...................................................... 20

SHARES OF BENEFICIAL INTEREST ............................................. 23

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT ................... 23

INDEPENDENT AUDITORS ...................................................... 25

FINANCIAL STATEMENTS ...................................................... 25


--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RISK FACTORS

          The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective, Policies and Risk Factors" in the Prospectus.

          The following investment policies apply to each of the Funds.

          Short-Term Trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary in the management's view to achieve the investment objectives of a Fund. Management does not expect that in pursuing each Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such investment objective. Management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing each Fund's investment objective than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund. During periods of relatively stable market and economic conditions, the management expects that the portfolio turnover of each Fund will not exceed 100% annually, so that normally no more than 100% of the securities held by a Fund would be replaced in any one year.

          Loans of Portfolio Securities. The Funds may make loans of portfolio securities to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, equal to at least 100% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Neither Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which a lending Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund an amount equal to any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

          Neither Fund will loan securities having a value which exceeds 10% of the current value of such Fund's total assets. Loans of securities will be subject to termination at the lender's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Funds, its investment adviser or subadviser.

          Writing Covered Calls. The Funds may engage in the writing of covered call options (options on securities which a Fund owns) provided the options are listed on a national securities exchange. Each Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. Each Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

          American Depository Receipts. The Funds may invest in American Depository Receipts ("ADRs"). Generally these are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic securities market. The Funds intend to invest less than 20% of each Fund's total net assets in ADRs.

          There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

          In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

          In addition, with respect to all ADRs, there is always the risk of loss due to currency fluctuations.

          To the extent permitted in the Funds' Prospectus, each Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures as described below.

          Stock Index Options. Each Fund may purchase and write put and call options on stock indexes listed on national securities exchanges in order to realize its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil & Gas Index or the Computer and Business Equipment Index.

          Options on stock indexes are similar to options on stock, except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier". Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          Stock Index Futures Contracts. Each Fund may enter into stock index futures contracts in order to protect the value of its common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss in that amount. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

          Each Fund intends to utilize stock index futures contracts for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices and, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. A Fund also may buy or sell stock index futures contracts to close out existing futures positions.

          Options on Stock Index Futures. Each Fund may purchase and write call and put options on stock index futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

          If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by a Fund for the option.

          If a Fund writes a call (put) option on a stock index futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

          The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

          Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Over-the-Counter ("OTC") options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

          The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

          Risks Involving Futures Transactions. Transactions by the Funds in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund's incurring larger losses than would otherwise be the case.

          Mortgage-Related Securities. The Funds, may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          Mortgage-related securities, for purposes of the Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities return to the Fund. Similarly, because the average life of a mortgage-related security may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio weighted average life.

          Regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Option Premiums. In order to comply with certain state securities regulations, each Fund has agreed to limit maximum premiums paid on put and call options on other than futures contracts to less than 2% of the Fund's net assets at any one time.

          Illiquid Securities. Each Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Each Fund may also invest in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

          Rule 144A of the Securities Act provides for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

          The Adviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the market place trades (e.g., the time needed to dispose of the security, the method of
        ----
soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 8.


                            INVESTMENT RESTRICTIONS

          The Funds observe the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

          Except as otherwise noted each Fund may not:

                (1) purchase securities on margin (but may make margin payments in connection with financial futures contracts and related options) or purchase real estate or interests therein, commodities or commodity contracts (except financial futures contracts and related options), or make loans, except loans of portfolio securities and except that each Fund may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities described in each Prospectus. For this purpose, repurchase agreements are considered loans;

                (2) engage in the underwriting of securities of other issuers, except to the extent that each Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

                (3) effect a short sale of any security (other than index options or hedging strategies), or issue senior securities except as permitted in paragraph (4). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

                (4) borrow money, except that each Fund may borrow from banks (and the Small Cap Fund may enter into reverse repurchase agreements) as a temporary measure for emergency purposes where such borrowings would not exceed 5% (or 10% with respect to the Small Cap Fund) of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 5% (or 10% with respect to the Small Cap
          Fund) of each Fund's total assets taken at market value. The Funds have no present intention of engaging in transactions under this paragraph;

                (5) purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause each Fund's investments in all such companies taken at cost to exceed 5% of such Fund's total assets taken at market value;

                (6) invest for the purpose of exercising control over or management of any company;

                (7) invest more than 10% of its total assets in the securities of other investment companies;

                (8) invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% (10% with respect to the Growth and Income Fund) of the market value of the Fund's net assets would be so invested;

                (9) purchase interests in oil, gas, or other mineral exploration programs or real estate and real estate mortgage loans except as provided in the Prospectus of the Funds, or invest in oil, gas or other mineral leases, or in real estate limited partnership interests; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

                (10) purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Trust and officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

                (11) have dealings on behalf of the Funds with Officers and Trustees of the Funds, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Funds; or

                (12) invest in excess of 5% of net assets in warrants; provided that warrants that are listed on the New York or American Stock Exchange may not exceed 2% of net assets.

          In addition, the Growth and Income Fund may not:

                (1) Invest more than 5% of its total assets taken at market value in the securities (including securities subject to repurchase agreements) of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities; or

                (2) (i) purchase more than 10% of the outstanding voting securities of any one issuer or (ii) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Growth and Income Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities which are backed by the full faith and credit of the United States.

          In addition, the Small Cap Fund may not:

                (1) purchase a security if, as a result, with respect to 75% of its portfolio, (i) more than 5% of the value of its total assets would be invested in any one issuer, or (ii) it would hold more than 10% of any class of securities of such issuer or more than 10% of the outstanding voting securities of the issuer. There is no limit on the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; or

                (2) purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Funds, in the securities rating of the investment, or any other later change.


                                   MANAGEMENT

          Trustees and Officers

          The principal occupations for the past five of the Trustees and executive officers of the Funds are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. The Trustees deemed to be "interested persons" of the Funds for purposes of the Investment Company Act of 1940 are indicated by an asterisk.

    WOLFE J. FRANKL, Trustee - 40 Gooseneck Lane, Charlottesville, Virginia
                     -------
    22901. Trustee, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Funds, Inc. (mutual funds); Director, Deutsche Bank Financial, Inc.; Director, The Harbus Corporation; Trustee, HSBC Funds Trust.

    WILLIAM L. KUFTA, Chairman and Trustee - 97 Main Street, Chatham, New Jersey
                      --------------------
    07928. Chief Investment Officer, Beacon Trust Company; Senior Vice President, Pitcairn Financial Management Group from 1987 to 1991; Trustee, HSBC Funds Trust.

    ROBERT A. ROBINSON, Trustee - 251 Laurel Road, New Canaan, Connecticut
                        -------
    06840. Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Funds Trust.

    HARALD PAUMGARTEN, Trustee -330 Madison Avenue, New York, NY 10017.
                       -------
    Director, Corporate Finance, Auerbach and Grayson; President, Paumgarten and Company since 1991; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Funds Trust.

    JOHN P. PFANN, Trustee - 43 Captains Walk, Marina Cove, Palm Coast, Florida
                   -------
    32137. Chairman and President, JPP Equities, Inc., 1982 to 1995; Trustee, HSBC Funds Trust.

    MICHAEL J. KANE, President - Director, New Business Development, BISYS Fund Services, Inc. 1991 to present; Sales Manager, Business Development at Fairfield Group 1988 to 1991. Vice President at SEI Corporation from 1980 to 1988.

    ERIC F. ALMQUIST, Senior Vice President - Senior Marketing Strategist, Fund
                      ---------------------
    Services Division of BISYS Fund Services, Inc., August, 1996 to present. Director of Process Management, Coopers & Lybrand L.L.P. from 1994 to 1996; Vice President, The Dreyfus Service Corporation, from 1988 to 1994.


    KAREN DOYLE, Vice President - Director, Client Services, Fund Services
                 --------------
    Division of BISYS Fund Services, Inc., 1994 to present. The Bank of New York, 1979 to 1994.

    KEVIN MARTIN, Treasurer - Vice President, Fund Accounting, BISYS Fund
                  ---------
    Services, Inc., February 1996 to Present; Senior Audit Manager, Ernst & Young LLP 1984 to February, 1996.

    STEVEN R. HOWARD, Secretary - 805 Third Avenue, New York, New York 10022.
                      ---------
    Partner, Baker & McKenzie since April 1991; Partner, Gaston & Snow from 1988 to 1991; Secretary, HSBC Funds Trust.

    ROBERT L. TUCH, Assistant Secretary - Senior Counsel of BISYS Fund Services,
                    -------------------
    Inc., June 1991 to Present; Vice President and Associate General Counsel with Nation Securities Research Corp., July 1990 to June 1991.

    ALAINA V. METZ, Assistant Secretary - Chief Administrator, Administrator and
                    -------------------
    Regulatory Services of BISYS Fund Services, Inc., June 1995 to Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

    CURTIS BARNES, Assistant Secretary - Compliance Officer, BISYS Fund
                   -------------------
    Services, Inc., June 1995 to Present; Senior Legal Analyst for John Hancock Funds from February, 1984 to June, 1995.


          Trustees of the Funds receive from the Funds an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                              COMPENSATION TABLE

                                                Pension or
                                                Retirement                            Total
                              Aggregate      Benefits Accrued    Estimated Annual  Compensation
                             Compensation    as Part of Fund      Benefits Upon    from the Fund
                             from the Fund      Expenses           Retirement        complex*
                            ---------------------------------------------------------------------
Wolfe J. Frankl, Trustee       $   3,069           0                   N/A           $  20,000

William L. Kufta, Trustee      $   2,762           0                   N/A           $  18,000

Harald Paumgarten, Trustee     $   2,277           0                   N/A           $  18,000

John P. Pfann, Trustee         $   3,069           0                   N/A           $  20,000

Robert A. Robinson, Trustee    $   2,762           0                   N/A           $  20,000
---------------------

* Represents the total compensation paid to such persons during the calendar year ending December 31, 1996 (and with respect to the Funds estimated to be paid during a full calendar year).



          As of the date of the Statement of Additional Information the Trustees and officers of the Funds as a group owned less than 1% of the outstanding shares of the Funds.

          Investment Adviser. The Funds retain HSBC Asset Management Americas Inc.( the "Adviser") to act as the adviser for each Fund. The Adviser is the North American investment affiliate of HSBC Holdings pc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York 10177.

          The Advisory Contracts for the Funds provide that the Adviser will manage the portfolio of each Fund and will furnish to each Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Funds, among other things, information relating to portfolio composition. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

          The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Funds. Administrative services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the SEC.

          Pursuant to the Co-Administration Services Contract between the Funds and the Adviser, the Adviser (i) manages the Fund's relationship with BISYS Fund Services, the Administrator to the Fund, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as liaison with the Board of Trustees, and (iv) assists with general product management and oversight.

HSBC is paid an annual fee equal to 0.03% of the Fund's average daily net assets pursuant to the Co-Administration Services Contract.

          Sub-Adviser to the Small Cap Fund. The Adviser retains Investment Concepts, Inc. ("ICI") to serve as sub-adviser to the Small Cap Fund. ICI is a subsidiary of BancOklahoma Trust Company ("BOTC"), the largest trust company in the State of Oklahoma. BOTC is a subsidiary of Bank of Oklahoma, N.A. ("BOK") which in turn is a subsidiary of Bank of Oklahoma Corporation ("BOK Financial"). BOK Financial is controlled by its principal shareholder, George B. Kaiser. Through its subsidiaries, BOK Financial provides a full array of trust, commercial banking and retail banking services. Its non-bank subsidiaries engage in various bank-related services, including mortgage banking and providing credit, life, accident, and health insurance on certain loans originated by its subsidiaries.

          ICI maintains an office in Tulsa, Oklahoma and offers a variety of services for both corporate and individual customers. ICI also serves as transfer agent and registrar for corporate securities, paying agent for dividends and interest, and indenture trustee of bond issues. At December 31, 1996, BOTC was responsible for approximately $7.5 billion in assets including approximately $3.3 billion in assets under management and possessed total capital, surplus and undivided profits of $9.9 million.

Shareholder Servicer Assistant

          The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Funds in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of an review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Funds to, and answer questions from Shareholder Servicers to enhance understanding of the Funds and its investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

          The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

          For its services as Shareholder Servicer Assistant, the Adviser is paid an annual fee equal to 0.04% of the Funds' daily average net assets.

                Distributor. Shares of the Funds are offered on a continuous basis through BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, the Distributor, pursuant to the Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

                Administrator. Pursuant to the Management and Administration Agreement, BISYS Fund Services: (i) provides administrative services reasonably necessary for the operation of the Funds (other than those services which are provided by the Adviser pursuant to the Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Management and Administration Agreement.

          As compensation for its administrative services under the Management and Administration Agreement, BISYS Fund Services is paid a monthly fee at the following annual rates: 0.15% of the Fund's first $200 million of average daily net assets; 0.125% of the Fund's second $200 million of average daily net assets; 0.10% of the Fund's third $200 million of average daily net assets; and 0.08% of the Fund's average daily net assets in excess of $600 million.

          For the period March 1, 1996 to December 31, 1996, BISYS Fund Services earned $48,208 from the Small Cap Fund and $99,227 from the Growth & Income Fund in administrative services fees, (net of fee waivers of $25,136 and $52,606, respectively). For the two months ended February 29, 1996, PFPC earned $4,039 from the Small Cap Fund and $10,725 from the Growth & Income Fund in administrative fees, net of fee waivers of $213 and $564, respectively.

          For the year ended December 31, 1995, the Funds paid $61,800 (net of fee waivers of $5,000) and $23,700 (net of fee waivers of $1,900), respectively, to PFPC, Inc., BISYS Fund Services' predecessor, in administration fees under the Administrative Services Agreement for the Growth and Income Fund and Small Cap Fund, respectively. For the period July 1, 1994 to December 31, 1994, the Growth and Income and Small Cap Funds paid $33,295 (net of fee waivers of $3,699) and $10,459 (net of fee waivers of $1,162), respectively, to PFPC, Inc. in administration fees. The Adviser, the predecessor to PFPC, Inc., earned $22,091 (net of fee waivers of $4,687) and $6,110 (net of fee waivers of $1,060) for the six months ended June 30, 1994 for the Growth and Income Fund and Small Cap Fund, respectively.

          For the year ended December 31, 1996, the Growth and Income and Small Cap Funds paid $9,956 and $3,890, respectively, to the Adviser in co-administration fees under the Co-Administration Agreement. For the year ended December 31, 1995, the Growth and Income and Small Cap Funds paid $20,014 and $7,671, respectively to the Adviser in co-administration fees.


                 Fees and Expenses

                 The Growth and Income Fund. As compensation for its advisory
                 --------------------------
and management services, the Adviser is paid a monthly fee with respect to the Total Return Fund at the following annual rates:


                        Portion of average daily value
                          of net assets of the Fund        Advisory
                        ---------------------------        --------
                        Not exceeding $400 million...........0.550%
                        In excess of $400 million but
                          not exceeding $800 million.........0.505%
                        In excess of $800 million but
                          not exceeding $1.2 billion.........0.460%
                        In excess of $1.2 billion but
                          not exceeding $1.6 billion.........0.415%
                        In excess of $1.6 billion but
                          not exceeding $2 billion...........0.370%
                        In excess of $2 billion..............0.315%


                 For the years ended December 31, 1996, 1995 and 1994, the Adviser earned $597,497, $367,300 and $377,042, respectively, in advisory fees (net of fee waivers of $88, $0 and $36,828, respectively).

                 The Small Cap Fund.  As compensation for its advisory and
                 ------------------
management services, the Adviser is paid a monthly fee with respect to the Small Cap Fund at the following annual rates:


                        Portion of average daily value
                        of net assets of the Fund             Advisory
                        -------------------------             --------
                        Not exceeding $400 million.............0.700%
                        In excess of $400 million but
                         not exceeding $800 million............0.645%
                        In excess of $800 million but
                         not exceeding $1.2 billion............0.590%
                        In excess of $1.2 billion but
                         not exceeding $1.6 billion............0.535%
                        In excess of $1.6 billion but
                         not exceeding $2 billion..............0.480%
                        In excess of $2 billion................0.415%


          As compensation for its management services with respect to the Small Cap Fund, ICI is paid by the Adviser a monthly fee at an annual rate not to exceed 0.50% of average daily net assets up to $400 million. The fee is reduced at several breakpoints for average daily net assets in excess of $400 million up to $2 billion, at which point it becomes 0.290% of the average daily net assets in excess of $2 billion.

          For the years ended December 31, 1996, 1995 and 1994, the Adviser earned $362,401, $179,300 and $150,019, respectively, in advisory fees (net of fee waivers of $0, $0 and $3,027, respectively), of which [$128,100] and [$109,319], respectively, was paid to ICI in 1995 and 1994.

          Except for the expenses paid by the Adviser under the Advisory Contract and Co-Administration Services Agreement, and by BISYS Fund Services under the Management and Administration Agreement and by ICI under the Sub-Advisory Contract with respect to the Small Cap Fund, the Funds bear all costs of their operations Expenses attributable to a Fund are charged against the assets of the Fund.

          The Advisory Contract, Distribution Contract, Administration Agreement and Sub-Advisory Contract will continue in effect with respect to a Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Trustees and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees. The Advisory Contract, Management and Administration Agreement, the Distribution Contract and Sub-Advisory Contract shall terminate automatically in the event of their assignment (as defined in the Investment Company Act of 1940).

          The Board of Trustees of the Trust approved the continuance of each of the Fund's Advisory Contract (including Sub-Advisory Contract with respect to the Small Cap Fund), the Distribution Contract and the Co-Administration Agreement at a meeting of the Board of Trustees on February 4, 1997.

Distribution Plans and Expenses
-------------------------------

          The Funds have adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan provides for a monthly payment by each Fund to BISYS Fund Services for expenses incurred not to exceed an annual rate of the respective Funds total assets as follows:

     The Growth and Income Fund     0.50 of 1%
     The Small Cap Fund             0.35 of 1%

          BISYS Fund Services will use all amounts received under the Plan for payments to broker-dealers or financial institutions for their assistance in distributing shares of each Fund and otherwise promoting the sale of Fund shares. BISYS Fund Services may also use all or any portions of such fee to pay expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

          The Plans provide for BISYS Fund Services to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plans may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of each Fund's outstanding shares and approval of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("non-interested Trustees") cast in person at a meeting called for the purpose of voting on such Plans.

          The Plans will continue in effect with respect to the Funds from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such Plans. The Board of Trustees of the Trust approved the continuance of the Plans at a meeting of the Board of Trustees on February 4, 1997.

     For the year ended December 31, 1996, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution
Plan:


                    Compensation                      Printing of
                         to                        Prospectuses and     Retail       Postage and
                      Broker-                         Shareholder      Marketing   Miscellaneous
    Fund              Dealers       Advertising         Reports         Program       Expenses       Total
    ----            ------------    -----------    ----------------    ---------   -------------     -----
Growth and            $     0       $         0        $        0      $       0     $       0       $     0
 Income Fund
Small Cap             $     0       $         0        $        0      $       0     $       0       $     0
 Fund


                            PERFORMANCE INFORMATION

          The Funds from time to time may advertise total return and cumulative total return figures. Total return is the average annual compound rate of return for the periods of one year and the life of each Fund, each ended on the last day of a recent calendar quarter. Total return quotations reflect the change in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in shares of each Fund. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula (total return is then expressed as a percentage):

          Where:  P(1+T)/n/= ERV

          P = a hypothetical initial investment of $1,000

          T = average annual total return

          n = number of years

          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

          Cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of each Fund. Cumulative total return is calculated by finding the rate of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

          C = Cumulative Total Return

          P = a hypothetical initial investment of $1,000

          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      The average annual total return information for the shares of the Funds are as follows:


                                                          Sales
      Growth and Income Fund                              Charge*    NAV
      ----------------------                              ------     ---
One Year Ended December 31, 1996                          12.03%     17.90%

Five Years Ended December 31, 1996                        11.67%     12.78%

Ten Years Ended to December 31, 1996                      12.27%     12.79%


                                                          Sales
      Small Cap Fund                                      Charge*    NAV
      --------------                                      ------     ---
One Year Ended December 31, 1996                          9.53%      15.29%

Inception (January 4, 1993) to December 31, 1996          13.45%     14.93%


* Includes maximum sales charge of 5.00%. Past performance is not predictive of future performance.

          From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

          Barron's, a Dow Jones and Company, Inc. business and financial weekly
          --------
          that periodically reviews mutual fund performance data.

          Business Week, a national business weekly that periodically reports
          -------------
          the performance rankings and ratings of a variety of mutual funds investing abroad.

          Changing Times, The Kiplinger Magazine, a monthly investment advisory
          --------------------------------------
          publication that periodically features the performance of a variety of securities.

          Financial Times, Europe's business newspaper, which features from time
          ---------------
          to time articles on international or country-specific funds.

          Forbes, a national business publication that from time to time reports
          ------
          the performance of specific investment companies in the mutual fund industry.

          Fortune, a national business publication that periodically rates the
          -------
          performance of a variety of mutual funds.

          Global Investor, a European publication that periodically reviews the
          ---------------
          performance of U.S. mutual funds investing internationally.

          Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a
          -------------------------------------------------------------------
          weekly publication of industry-wide mutual fund averages by type of fund.

          Money, a monthly magazine that from time to time features both
          -----
          specific funds and the mutual fund industry as a whole.

          New York Times, a nationally distributed newspaper which regularly
          --------------
          covers financial news.

          Personal Investor, a monthly investment advisory publication that
          -----------------
          includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

          Sylvia Porter's Personal Finance, a monthly magazine focusing on
          --------------------------------
          personal money management that periodically rates and ranks mutual funds by performance.

          Wall Street Journal, a Dow Jones and Company, Inc. newspaper which
          -------------------
          regularly covers financial news.

         *Wiesenberger Investment Companies Services, an annual compendium of
          ------------------------------------------
          information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.



                        DETERMINATION OF NET ASSET VALUE


          Each Fund's net asset value per share for the purpose of pricing and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Funds' transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e. the value of the assets less the liabilities) by the total number of shares outstanding. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value. The public offering price (net asset value of $16.23 and $16.58 for the Growth and Income Fund and Small Cap Fund, respectively, plus maximum sales charge of 5.00% of the offering price) per


----------------------------------

*Sources of Fund performance information actually used by the Funds in the past.

share at December 31, 1996 was $17.14 and $17.45 for the Growth and Income Fund and Small Cap Fund, respectively.

          Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value for each unlisted security on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost approximates fair market value.


                             PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Brokerage may be allocated to the Distributor to the extent and in the manner permitted by applicable law, provided that in the judgment of the investment adviser the use of the Distributor is likely to result in an execution at least as favorable as that of other qualified brokers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the Investment Company Act of 1940, persons affiliated with Marine Midland, the Adviser, the Funds or BISYS Fund Services are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Funds may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the Investment Company Act of 1940. Under the Investment Company Act of 1940, persons affiliated with the Adviser, the Funds or BISYS Fund Services may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Funds to affiliated brokers.

          The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.

          For the years ended December 31, 1996, 1995, and 1994 the Growth and Income Fund paid an aggregate of $113,241, $117,652, $50,365, respectively, in brokerage commissions.

          For the years ended December 31, 1996, 1995, and 1994, the Small Cap Fund paid an aggregate of $54,986, $12,091 and $7,006, respectively, in brokerage commissions.


                               PORTFOLIO TURNOVER

          The portfolio turnover rate measures the frequency with which a Fund's portfolio of securities is traded. Each of the Funds will attempt to purchase securities with intent of holding them for investment but may purchase and sell portfolio securities whenever the adviser believes it to be warranted (e.g., the Fund may sell portfolio securities in anticipation of an adverse market movement). The purchase and sale of portfolio securities may involve dealer mark-ups, underwriting commissions or other transaction costs. Generally, the higher the portfolio turnover rate, the higher the transaction costs to the Fund, which will generally increase the Fund's total operating expenses. In order to qualify as a regulated investment company, less than 30% of the Fund's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than 3 months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Funds, each Fund expects to satisfy the 30% income test. The Growth and Income Fund's portfolio turnover rate for the years ending December 31, 1996 and 1995 was 61.7% and 52.8% respectively. The Small Cap Fund portfolio turnover rate for the years ended December 31, 1996 and 1995 was 35.7% and 29.9%, respectively.


                               EXCHANGE PRIVILEGE

          Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will not be subject to any additional sales loads in the event such shareholder exchanges shares of one Fund for shares of another Fund. Shareholders of any of the HSBC Money Market Funds who exchange shares of any of such Money Market Funds for shares of any of such Funds of the Trust are charged the sales loads applicable to the Funds as stated in the Prospectus.

          Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal, state and local income tax purposes and, depending on the circumstances, a gain or loss may be recognized. See the Prospectus discussion of the federal tax treatment of load reductions or eliminations in an exchange.

          The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.

                                  REDEMPTIONS

          The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal, state and local income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

          A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Fund. This permits an investor to resume investments in such Fund during the period in an amount of $50 or more.

          To be in a position to eliminate excessive shareholder expense burdens, each Fund reserves the right to adopt a policy pursuant to which it may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

          The Funds may suspend the right of redemption during any period when
(i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Funds not reasonably practicable.

          Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of a Fund's portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                              FEDERAL INCOME TAXES

          Each of the Funds has elected to be treated as a regulated investment company and qualified as such in 1996. Each Fund intends to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

          In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock or securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) derive less than 30% of its gross income from the sale or other disposition of certain investments held less than three months (including stocks and securities and excluding some amounts included in income as a result of certain hedging transactions); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stock and securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of each Fund's total assets or 10% of the voting stocks or securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or stocks or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code. Compliance with the "30% test" described in clause (b) above may, in particular, limit a Fund's ability to engage in some transactions involving options, short-term trading and stock index futures.

          The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in each Fund's portfolio or undistributed income of such Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

          Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished such Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. In addition, a Fund may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of under reporting of interest or dividend income.

          Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

          Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

          Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Shareholders should consult their tax advisers for more information.

          Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

          Gains or losses on sales of stock or securities by each Fund will ordinarily be long-term capital gains or losses if the stock or securities have been held by it for more than one year. However, if an Equity Fund writes a covered call option which has an exercise price below the price of the underlying stock or security at the time the call is written, or if it acquires a put option with respect to stock or securities which have been held for less than the applicable capital gain holding period, the holding period of such stock or securities will be terminated or suspended for purposes of determining long-term capital gains treatment and will start again only when such Fund enters into a closing transaction with respect to such option or when such option expires.

          Each Fund will be required to treat stock index futures, options on such futures and options on the stock indices held at the end of each taxable year as having been sold at market value on the last business day of the year. For purposes of computing gain or loss, 60% of any gain or loss recognized on these deemed sales, on actual sales or on termination by closing transactions, delivery, exercise, lapse or otherwise will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. However, under certain circumstances a Fund may be able to make an election under which these provisions would not apply to such futures and options.

          Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

          The "straddle" rules of Section 1092 of the Code may require the Funds which are permitted to engage in such transactions to defer the recognition of certain losses incurred on its transactions involving certain stock or securities, futures contracts or options. Section 1092 defines a "straddle" to include "offsetting positions" with respect to publicly traded stock or securities. A "position" is defined to include a futures contract and an option. In general, the Funds will be considered to hold offsetting positions if there is a substantial diminution of its risk of loss from holding one position by reason of its holding one or more other positions. Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position (the "loss position") in the straddle shall be recognized for any taxable year only to the extent that the amount of such loss exceeds the unrealized gains on any offsetting straddle position (the "gain position") and the unrealized gain on any successor position (which is a position that is itself offsetting to the gain position and is acquired during a period commencing 30 days prior to, and ending 30 days after, the disposition of the loss position).

          These special tax rules applicable to options and futures transactions could affect the amount, timing and character of capital gain distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

          For purposes of the dividends-received deduction available to corporations, dividends received by the Funds from taxable domestic corporations in respect of any share of stock treated as debt-financed under the Code or held by each Fund for 45 days or less (90 days or less in the case of certain preferred stock) will not be treated as qualifying dividends. To the extent applicable, for purposes of the dividends-received deduction, the holding period of any share of stock will not include any period during which a Fund has an option or a contractual obligation to sell, or has granted certain call options with respect to, substantially identical stock or securities or, under Treasury regulations to be promulgated, the Funds may diminish their risk of loss by holding one or more other positions with respect to substantially similar or related property. It is anticipated that these rules will operate so as to reduce the portion of distributions paid by the Funds that will be eligible for the dividends-received deduction available to corporate shareholders of such Fund. The dividends-received deduction is reduced to the extent the shares of the Funds with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than 46 days.

          Corporate shareholders should also note that their basis in shares of a Fund may be reduced by the untaxed portion (i.e., the portion qualifying for
                                              - -
the dividends-received deduction) of an "extraordinary dividend" if the shares have not been held for at least two years prior to declaration of the dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10% of a corporate shareholder's basis in its Fund shares or which satisfy an alternative test based on the fair market value of the shares. To the extent dividend payments received by corporate shareholders of a Fund constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced and any gain realized upon a subsequent disposition of such shares will therefore be increased.

          The untaxed portion of dividends received by such shareholders is also included in adjusted alternative minimum taxable income in determining shareholders' liability under the alternative minimum tax.

          If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

          Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

          Shareholders should consult their own tax advisers with respect to the tax status of distributions from each Fund, and redemptions of shares of each Fund, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.


                         SHARES OF BENEFICIAL INTEREST

          The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Declaration of Trust authorizes the Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of shares in seven investment portfolios.

          All shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification
                                    - -
of independent auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority", when referring to the approvals to be obtained from shareholders in connection with approval of the Advisory Contract or changing the fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

          Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

          Each share of a Fund represents an equal proportionate interest in the Fund with each other share of such Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of liquidation or dissolution, shares of each Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and of any general assets not belonging to such Fund which are available for distribution.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by each Fund.

          At April 3, 1997, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of any Fund except as set forth below:


                         SHARES HELD & PERCENT OF CLASS

NAME AND ADDRESS OF                          GROWTH AND               SMALL
HOLDER OF RECORD                             INCOME FUND             CAP FUND
Marine Midland Bank, N.A.                     8,785,077             4,058,040
Buffalo, NY  14240                              96.33%                97.72%

TOTAL SHARES OUTSTANDING                      9,199,055             4,152,539

          Marine Midland has informed the Trust that it was not the beneficial owner of any of the shares it held of record.


                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT

          The Bank of New York has been retained, pursuant to a Custodian Agreement, to act as custodian for each Fund. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of each such Fund; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund, and maintains records for the foregoing services. Under the Custodian Agreement, each such Fund has agreed to pay the Custodian for furnishing custodian services a fee for certain transaction charges and out-of-pocket expenses.

     For the period January 1, 1995 to September 25, 1995 and the year ended December 31, 1994, Marine Midland received $8,200 and $8,070, respectively, (all of which was paid by the Adviser) from the Growth and Income Fund for custody services. For the period from January 1, 1995 to September 25, 1995 and for the year ended December 31, 1994, the Adviser paid Marine Midland $5,535 and $3,744, respectively, for custody services with respect to the Small Cap Fund.

          The Board of Trustees has authorized the Custodian in its capacity as custodian of each such Fund to enter into Subcustodian Agreements with banks that qualify under the Investment Company Act of 1940 to act as subcustodians with respect to certain securities in each Fund's portfolio.

          BISYS Fund Services, Inc. has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. performs general transfer agency and dividend disbursing services. It maintains an account in the name of each shareholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by each Fund to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $25.00 per account and subaccount per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

          The Growth and Income Fund paid $6,966 and $22,167, respectively to PFPC Inc. (BISYS' predecessor) and BISYS for transfer agency services for the year ended December 31, 1996. PFPC Inc. was paid $35,052 from the Growth and Income Fund for transfer agency services for the fiscal year ending December 31,
1995.   PFPC Inc. and its predecessor, the Adviser, were paid $22,291 in the aggregate from the Growth and Income Fund for transfer agency services for the fiscal year ended December 31, 1994.

     The Small Cap Fund paid $2,881 and $13,336, respectively to PFPC In. and BISYS for transfer agency services for the year ended December 31, 1996. For the year ended December 31, 1995, PFPC Inc.'s predecessor, the Adviser, was paid $14,619 in the aggregate by the Small Cap Fund for transfer agency services. PFPC Inc.'s predecessor, the Adviser, was paid $12,045 in the aggregate from the Small Cap Fund for transfer agency services for the year ended December 31, 1994.

     In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity. BISYS' fees for performing such services for the Funds currently are paid under the Management and Administration Agreement.

                              INDEPENDENT AUDITORS

          Ernst & Young LLP serves as the independent auditors for the Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.

                              FINANCIAL STATEMENTS

          The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The Annual Reports to shareholders which contains the referenced statements, are available upon request and without charge.

HSBC Mutual Funds Trust


International Equity Fund               3435 Stelzer Road, Columbus, Ohio 43219

                                        Information:        (800) 634-2536
                                        HSBC ASSET MANAGEMENT AMERICAS INC.
                                        -Investment Adviser and Co-Administrator
                                        BISYS funds services-Distributor

        HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust and is an open-end, management investment company with multiple investment portfolios, including the diversified International Equity Fund (the "Fund").

        The Fund's investment objective is to seek to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. Dividend income is expected to be incidental to the Fund's investment objective. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities. See "Investment Objectives, Policies and Risk Factors - Other Investment Practices" in this Prospectus.

        The Fund's investment adviser is HSBC Asset Management Americas Inc. (the "Adviser"), the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank. See "Management of the Fund" in this Prospectus.

        Prospective investors should be aware that shares of the Fund are not an obligation of or guaranteed or endorsed by the HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

        Shares of the Fund are offered for sale primarily through its distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations (the "Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at these Participating Organizations and to perform certain services for the Fund.

        The International Equity Fund offers and the Prospectus relates to two classes of shares - the Institutional Class and Service Class. The Institutional Class of shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class of shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees.

        This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI"), dated April 29, 1997, containing additional detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy is available without charge and can be obtained by writing the Trust at the above address, or calling the telephone number listed above.

                                 ------------

        This Prospectus should be read and retained for ready reference to information about the Fund.

                                 ------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE  COMMISSION OR  ANY STATE  SECURITIES  COMMISSION  NOR  HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED  UPON  THE  ACCURACY  OR  ADEQUACY OF  THIS PROSPECTUS ANY
           REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL OFFENSE.



April 29, 1997

                               TABLE OF CONTENTS

Summary of Annual Fund Operating
        Expenses....................   2
Financial Highlights................   4
Investment Objective, Policies
        and Risk Factors ...........   5
Investment Restrictions.............  11
Management of the Fund..............  12
Transactions with Affiliates........  16
Determination of Net Asset Value....  17
Purchase of Shares..................  17
Redemption of Shares................  21
Exchange Privilege..................  23
Dividends, Distributions and Taxes..  23
Account Services....................  25
Transfer Agency and Fund Accounting
        Services....................  26
Custodian...........................  26
Performance Information.............  26
Shares of Beneficial Interest.......  27

                            ----------------------

                   SUMMARY OF ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

        The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Fund would bear directly or indirectly in connection with the purchase of Service Class and Institutional Class shares. The information provided is based on expenses for the Fund for the fiscal year ended December 31, 1996, as adjusted for estimated operating expenses and voluntary reductions of investment advisory, administration, co-administration and 12b-1 fees.



                                                                                       Service   Institutional
Shareholder Transaction Expenses:                                                      Shares       Shares
                                                                                       -------   -------------
Maximum sales charge imposed on purchases of shares of the Fund
        (as a percentage of offering price).......................................      5.00%        0.00%
                                                                                        -----        -----
Certain investors will not be subject to the sales charge.
        (See "Purchase of Shares" in this Prospectus.)

Annual Fund Operating Expenses:
Management Fees (net of fees not imposed)*........................................      0.50%        0.50%
12b-1 Fees (net of fees not imposed)**............................................      0.05%        0.00%

Other Expenses
        Administrative Services Fee***............................................      0.10%        0.10%
        Co-Administrative/Shareholder Services Fee****............................      0.00%        0.00%
        Other Operating Expenses..................................................      1.80%        1.80%
                                                                                        -----        -----
Total Fund Operating Expenses (net of fees and expenses not imposed)*****.........      2.45%        2.40%
                                                                                        =====        =====
Total Fund Operating Expenses Before Non-Imposition of Fees and Expenses..........      3.27%        2.88%
                                                                                        =====        =====

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

        The following example should not be considered a representation of past or future expenses. The expenses set forth above and example set forth below reflect the non-imposition of certain fees and expenses. The actual expenses may be greater or less than those shown. The following example assumes a 5% annual return; however, the Fund's actual return will vary and may be greater or less than 5%.

Example:

        You would pay the following expenses on a $1,000 investment assuming a 5% annual return and the reinvestment of all dividends and distributions:++


                                        Service   Institutional
                                        Shares       Shares
                                        -------   -------------
        1 year.........................   $ 74        $ 24
        3 years........................   $123        $ 75
        5 years........................   $174        $128
        10 years.......................   $315        $274


----------------
            * Reflects advisory fees not imposed as a result of a voluntary waiver by the Adviser. If these fees had been imposed the Service Class and Institutional Class shares would have paid 0.90% for advisory fees.

           **   The fee under the Fund's Distribution Plan and Agreement is calculated on the basis of the average daily net assets of the Fund's Service Shares at an annual rate not to exceed 0.35%. See "Management of the Fund - Distribution Plan and Agreement."

          ***   Reflects administrative fees not imposed as a voluntarily
waiver by BISYS Fund Services of 0.05% for both share classes. See "Management of the Fund - Administrator and Shareholder Servicing Agent."

         ****   Reflects co-administrative fees of 0.03% for both share classes and shareholder servicer assistance fees of 0.04% for Service Shares voluntarily waived by the Adviser. See "Management of the Fund - Shareholder Servicing Agent, and Administrator."

        *****   Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization related to services it provides for such Investors. The Fund may also pay fees to Participating Organizations for handling recordkeeping and certain administrative services for the customers who invest in the Fund through accounts maintained at the Participating Organization. The payment will not exceed 0.35% of the average daily net assets maintained by such Participating Organization. See "Management of the Fund - Servicing Agreements" for additional information.

         + Includes, among other things, Rule 12b-1 fees at the maximum rate of 0.20%.
        ++ Includes a maximum sales charge for the Service Class Shares from which certain shareholders may be exempt. See "Purchase of Shares" in this Prospectus.

                             FINANCIAL HIGHLIGHTS

     The following supplementary financial information has been audited by Ernst & Young LLP, whose report thereon appears in the Funds' 1996 Annual Report to Shareholders. This information should be read in conjunction with the financial statements and notes thereto.

     Selected data for a share outstanding throughout each period:


                                                    Service Class Shares                           Institutional Class Shares
                                 ----------------------------------------------------------   -----------------------------------
                                       For the            For the         For the Period          For the         For the Period
                                     Year ended         Year ended     April 25, 1994(a) to     Year ended      March 1, 1995(a) to
                                 December 31, 1996  December 31, 1995   December 31, 1994    December 31, 1996   December 31, 1995
                                 -----------------  -----------------  --------------------  -----------------  -------------------

Net asset value, beginning
 of period......................      $ 9.97               $ 9.55              $10.00                $ 9.98             $ 8.81
                                      ------               ------              ------                ------             ------
Investment Operations:
 Net investment loss**..........       (0.02)               (0.07)                  -                 (0.01)             (0.03)
 Net realized and unrealized
  gain (loss) from investments..        0.65                 0.49               (0.43)                 0.64               1.20
                                      ------               ------              ------                ------             ------
Total from investment
 operations.....................        0.63                 0.42               (0.43)                 0.63               1.17

Distributions
-------------
 From excess of net realized
  losses on investments.........           -                    -               (0.02)                    -                  -
                                      ------               ------              ------                ------             ------
Total distributions.............           -                    -               (0.02)                    -                  -
                                      ------               ------              ------                ------             ------
Net asset value, end of period..      $10.60               $ 9.97              $ 9.55                $10.61             $ 9.98
                                      ======               ======              ======                ======             ======
Total return(b).................        6.32%                4.40%              (4.30)%(d)             6.31%             13.28%(d)

Ratios/Supplemental Data:
------------------------
 Net assets at end of period
  (000).........................      $409                 $ 658              $16,819               $21,100            $15,253
 Ratio of expenses to average
  net assets (with fee waivers).      2.10%                 1.98%                2.16%(c)              2.04%              2.62%(c)
 Ratio of net investment loss
  to average net assets (with
  fee waivers)..................     (0.19)%               (1.01)%              (0.04)%(c)            (0.10)%            (0.34)%(c)
 Ratio of expenses (without fee
  waivers) to average net
  assets*.......................      2.94%                 3.66%                2.50%(c)              2.89%              3.12%(c)
 Ratio of net investment loss
  (without fee waivers) to
  average net assets*...........     (1.03)%               (2.69)%              (0.39)%(c)           (0.95)%             (0.84)%(c)
 Portfolio turnover rate........     77.91%                90.31%               29.37%(d)            77.91%              90.31%(d)
  Average commission rate
  paid(e).......................   $0.0006                   N/A                   N/A             $0.0006                  N/A

---------------

   * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
  **  Based on average shares outstanding.

 (a)  Commencement of operations.
 (b)  Excludes sales charge.
 (c)  Annualized.
 (d)  Not annualized.

 (e) Represents the total dollar amount of commissions paid on portfolio transactions for the year ended December 31, 1996, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

                INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

Investment Objective

        The investment objective of the Fund is to seek to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. Dividend income is expected to be incidental to the Fund's investment objective. There is no assurance that the Fund's objective will be achieved.

        The International Equity Fund's investment objective is fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the SAI. The other investment policies and practices of the Fund, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Trustees without shareholder approval.

Investment Policies

        The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments in a variety of non-U.S. markets with a focus on equity investments that have the potential for favorable price appreciation and currency movements. The Fund invests primarily in appreciation oriented equity securities of seasoned companies located outside the United States. The Fund will invest its assets in securities traded on as many as sixty foreign stock markets, including but not limited to Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. Up to 20% of the Fund's total assets may be invested in "emerging markets," including but not limited to Mexico, Hong Kong, Indonesia, Malaysia, Thailand, South Africa and Peru. The Adviser believes that both the selection of individual stocks and the allocation of the Fund's assets across foreign stock markets are important in managing an international equity portfolio. Within each country, criteria for selecting particular securities are expected to include among other things, as determined by the Adviser, the issuer's managerial strength, competitive market position, prospects for profits and earnings growth, underlying asset value and relative valuation.

Risk Factors

        Investment in securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments that an investor would not encounter investing in equity securities issued by U.S. domestic companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic common stocks. In addition, foreign securities markets are generally not as developed or efficient as those in the United States. There is generally less government supervision and regulation of foreign securities exchanges, brokers and companies than in the United States. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in United States Dollars, is influenced by the returns on the currencies in which the securities are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. Dollar generally rises against foreign currencies, the value of foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. Dollar generally declines, the value of foreign securities will be enhanced. Further, brokerage costs in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs.

        Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales of registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have a negative effect on the economies and securities markets of certain emerging market countries.

Other Investment Practices

        Investment Company Securities. The Fund may invest up to 10% of its total assets in securities issued by other investment companies. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees.

        Long-Term and Short-Term Corporate Debt Obligations. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations the Adviser deems appropriate.

        The Fund will not purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard &Poor's Corporation ("S&P") or to the extent certain U.S. or foreign debt obligations are unrated or rated by other rating agencies, result in comparable quality. While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well.

        Convertible Securities. The Fund may invest in convertible securities which have characteristics similar to both fixed income and equity securities. Convertible securities pay a stated rate of interest and generally are convertible into the issuer's common stock at a stated conversion price prior to call or redemption. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

        Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

        Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Fund not to enter into repurchase agreements exceeding in the aggregate 10% of the market value of the Fund's total assets.

        When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income is credited to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

        Forward Currency Contracts. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. Dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the transaction costs of currency conversion.

        When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. Dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

        At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

        Generally, the Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If the Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

        Options on Currencies. The Fund will purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

        Options on Securities. The Fund may write (sell) covered put and call options and purchase put and call options with a value of up to 25% of its total assets. The Fund will engage in options trading principally for hedging purposes. The Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

        The Fund may purchase call options, but only to effect a "closing transaction" - i.e., to offset an obligation pursuant to a previously written call option to prevent an underlying security from being called, or to permit the sale of the underlying security or the writing of a new option on the security prior to the outstanding option's expiration. The Fund may also purchase securities with put options, sometimes referred to as stand-by commitments, which are otherwise eligible for investment in amounts not exceeding 10% of its total assets, when the Fund anticipates a decline in the market value of securities in the Fund's portfolio. The Fund will incur costs, in the form of premiums, on options it purchases and may incur transaction costs on options that it exercises. The Fund will ordinarily realize a gain from a put option it has purchased if the value of the securities subject to the option decreases sufficiently below the exercise price to cover both the premium and the transaction costs.

        Interest Rate Futures Contracts. The Fund may, to a limited extent, enter into interest rate futures contracts i.e., contracts for the future delivery of securities or index-based futures contracts that are, in the opinion of the Fund, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect the Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of the Fund's current portfolio securities. The Fund will engage in such transactions solely for bona fide hedging purposes and not for the purpose of engaging in speculative trading practices. The SAI describes these investments in greater detail.

        Options on Interest Rate Futures Contracts. The Fund may purchase put and call options on interest rate futures contracts, which give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. The Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that the Fund writes, the Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, the Fund will purchase or sell options on interest rate futures contracts solely for bona fide hedging purposes and not as a means of speculative trading.

        Futures, Related Options and Options on Stock Indices. The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. In addition, the Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser anticipates an advance. In attempting to hedge its portfolio, the Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund will not engage in transactions in futures contracts or options for speculation. The Fund will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

        A stock index assigns relative weightings to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

        When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

        In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, call the "multiplier."

        During a market decline or when the Adviser anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against the Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. The Fund will sell options on futures and on stock indices only to close out existing hedge positions.

        The Fund's successful use of stock index futures contracts, options on such contracts and options on indices depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Fund's portfolio diverges from the composition of the relevant index. Such imperfect correlation may prevent the Fund from achieving the intended hedge or may expose the Fund to risk of loss. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Fund's ability to establish and maintain positions will depend on market liquidity. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions.

        Positions in options, futures and options on futures may be closed out only on an exchange which provides a secondary market for such purposes. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position which could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

        Pursuant to undertakings with the Commodity Futures Trading Commission ("CFTC"), (i) the Fund has agreed to restrict the use of futures and related options only for the purpose of hedging, as such term is defined in the CFTC's rules and regulations; (ii) the Fund will not enter into futures and related transactions if, immediately thereafter, the sum of the margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of Fund's total assets after taking into account unrealized profits and unrealized losses on any such contract; (iii) the Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in commodity futures and related options; and (iv) the Fund will segregate assets to cover the futures and options.

        Portfolio Turnover. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.
The Fund does not anticipate that its annual portfolio turnover rate will exceed 200%.

        Illiquid Securities. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market; and (b) repurchase agreements not terminable within seven days. See "Repurchase Agreements" above. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund will not invest more than 10% of its net assets in Rule 144A securities.

                            INVESTMENT RESTRICTIONS

        The SAI contains more information on the Fund's Investment Policies, and also identifies the restrictions on the Fund's investment activities, which provide among other things that the Fund may not:

        (1) with respect to 75% of its total assets, invest more than 5% of its total assets taken at market value in the securities of any one issuer (excluding U.S. Government securities but including securities subject to repurchase agreements) or purchase more than 10% of the outstanding voting securities of any single issuer.

        (2) purchase the securities of issuers conducting their principal business activity in the same industry immediately after the purchase and as a result thereof, the value of the investments of the Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities which are backed by the full faith and credit of the United States.

        (3) borrow money, except that it may borrow from banks as a temporary measure for emergency purposes where such borrowing would not exceed 5% of the total assets (including amount borrowed) taken at market value. The Fund shall not purchase securities while such borrowings are outstanding.

                                   * * * * *

        The investment restrictions referred to above are fundamental and may be changed only when permitted by law and approved by a majority of the outstanding voting securities of the Fund. As used in this Prospectus, such approval means approval by the lesser of (i) the holders of 67% or more of the shares represented in a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) the holders of more than 50% of the outstanding shares.

                            MANAGEMENT OF THE FUND

        The property, affairs and business of the Fund are managed by the Board of Trustees. The Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Fund and the execution of policies formulated by the Trustees. Information about the Trustees as well as the Trust's executive officers may be found in the SAI under the heading
"Management - Trustees and Officers."

Investment Adviser

        The Trust retains HSBC Asset Management Americas Inc. to act as the investment adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York 10177. At December 31, 1996, the Adviser managed over $3.8 billion of assets of individuals, pension plans, corporations and institutions.

        Mr. Paul Guidone, Chief Investment Officer of HSBC Asset Management Americas Inc. oversees the Fund's investments. Mr. Guidone does not manage the portfolio but exercises general supervisory authority over all portfolio managers. Mr. Guidone has been with the Adviser since 1994.

        Mr. James B. McHugh, Director-Client Investment Services at the
Adviser, is responsible for the day-to-day management of the Fund's portfolio. Mr. McHugh is also responsible for setting the asset allocation for domestic balanced portfolios and several international equity portfolios. He chairs the Americas Asset Allocation Committee and is also a member of HSBC's Global Investment Strategy Group. Before joining the firm in late 1994, Mr. McHugh was Director of Portfolio Management at Prudential Diversified Investment Strategies ("PDI"). At PDI, Mr. McHugh was responsible for asset allocation on over $8 billion of institutional assets, including three mutual funds.

        Pursuant to the Advisory Contract, the Adviser furnishes continuous investment guidance to the Trust consistent with the Fund's investment objective and policies and provides administrative assistance in connection with the operation of the Fund. Information regarding the investment performance of the Fund is contained in the Fund's Annual Report dated December 31, 1996 and may be obtained, without charge, from the Trust.

Sub-Advisers

The Adviser retains HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) KK, HSBC Asset Management Singapore and HSBC Asset Management Australia Limited to act as sub-advisers (the "Sub-Advisers") to the Fund. HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) KK, HSBC Asset Management Singapore and HSBC Asset Management

Australia Limited along with the Adviser are all investment advisory affiliates of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation).

        HSBC Asset Management Europe Ltd. is the European investment arm of HSBC Asset Management and manages equity and balanced portfolios with an emphasis on the markets of the United Kingdom and other major European securities markets. HSBC Asset Management Europe Ltd. also manages global fixed income portfolios. HSBC Asset Management Europe Ltd. manages separate accounts for pension plans, corporations, bank trust divisions, endowments and foundations and provides continuous supervision for the entire James Capel family of Unit Investment Trusts. Total assets managed by HSBC Asset Europe Ltd. amount to approximately U.S.$22.8 billion. Its principal offices are located at 6 Bevies Marks, London, EC3A 7QP, England.

        HSBC Asset Management Hong Kong Ltd. is the Asia Pacific investment arm of HSBC Asset Management. HSBC Asset Management Hong Kong Ltd. manages approximately U.S.$12.9 billion of equity portfolios dedicated to the Pacific Rim, Pacific Basin and the emerging markets of Southeast Asia. HSBC Asset Management Hong Kong Ltd. was founded in 1973 and has its principal business address at 10/F Citibank Tower, 3 Garden Road, Hong Kong. It is one of the largest investment managers in the Asia Pacific region, managing accounts for corporations, pension plans and the full-line of Wardley Unit Investment Trusts.

        HSBC Asset Management (Japan) KK provides a full range of investment services to clients investing in Japanese securities and Japanese investors investing domestically or internationally. HSBC Asset Management (Japan) KK manages approximately U.S.$470 million in assets. HSBC Asset Management (Japan) KK has its principal office at 6/F No. 2 Tomoecho Annex. 3-8-27 Toranomon Minato-ku, Tokyo, Japan.

        HSBC Asset Management Singapore is one of the largest fund managers in Singapore providing a full range of investment discretionary and advisory services to government and government related bodies, corporations, trusts, charities, insurance companies, and high-net-worth individuals. HSBC Asset Management Singapore's investment management activities began in Singapore in 1982 and has its principal business address at 21 Collyer Quay, #20-02, Hongkong Bank Building, Singapore 049320.

        HSBC Asset Management Australia Limited is one of the largest fund managers in Australia offering a full range of investment services to superannuation funds, public bodies, corporations, trusts, charities, high-net-worth individuals and unit trusts for smaller investors. HSBC Asset Management Australia Limited manages U.S.$4.3 billion in assets. HSBC Asset Management Australia Limited has its principal address at P.O. Box 291, Market Street, Melbourne, Victoria 3000, Australia.

        Under its Sub-Advisory Contract with the Adviser, each Sub-Adviser will undertake at its own expense to furnish the Fund and the Adviser with micro- and macro-economic research, advice and recommendations, and economic and statistical data, with respect to the Fund's investments, subject to the overall review by the Adviser and the Board of Trustees.

Banking Laws

        Counsel to the Trust and special counsel to the Adviser, have advised the Adviser that the Adviser may perform the services for the Fund contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that this question has not been authoritatively determined and that judicial or administrative decisions or interpretations of present Federal or state statutes and regulations relating to the permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as future changes in Federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser from continuing to perform such services for the Fund.

        If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

Distributor

        BISYS Fund Services, the Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund.

Shareholder Servicer Assistant

        The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Fund in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of and review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Fund to, and answer questions from Shareholder Servicers to enhance understanding of the Fund and its investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

        The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

        For its services as Shareholder Servicer Assistant, the Adviser is paid an annual fee equal to 0.04% of average daily Service Class net assets.

Administrator

        The Trust retains BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services to act as the Administrator of the Fund in accordance with the terms of the Management and Administration Agreement. Pursuant to the Management and Administration Agreement, the Administrator, at its expense, generally supervises the operation of the Trust and the Fund by reviewing the expenses of the Fund monthly to ensure timing and accuracy of the Fund's operating expense budget and by providing administrative personnel, office space and administrative services reasonably necessary for the operation of the Trust and the Fund, other than those services which are provided by the Adviser pursuant to the Advisory Contract.

        The Trust also retains the Adviser as Co-Administrator. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Funds' relationship with the Fund's Service Providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as a liaison with Fund trustees, and (iv) assists with general product management and oversight. For its services as Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of the Fund's average daily net assets.

Servicing Agreements

        The Fund may enter into agreements (the "Servicing Agreement") with certain banks, financial institutions and corporations (the "Participating Organizations") so that each Participating Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and, if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written request to its Participating Organization or the Fund's Transfer Agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily value during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to BISYS Fund Services, Inc. for the services it provides pursuant to the Transfer Agency Agreement for similar services.

        The payments will be made by the Fund to the Participating Organizations pursuant to receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, which such expenditures were made pursuant to the Servicing Agreements.

        Under separate agreements, the Adviser (not the funds) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the cost incurred by each Participating Organization.

Distribution Plan and Agreement

        The Board of Trustees of the Trust has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") for the Service Class shares pursuant to Rule 12b-1 of the 1940 Act, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and the Service Class shareholders. The Plan provides with respect to the Service Class shares only for a monthly payment by the Fund to reimburse the Distributor in such amounts that they may request for expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services and other direct and indirect distribution-related expenses, including the payment of a monthly fee to broker-dealers for rendering distribution-related asset introduction and asset retention services. The Fund may also make payments to other broker-dealers or financial institutions for their assistance in distributing shares of the Fund and otherwise promoting the sale of the Fund's shares. The total monthly payment is based on the Fund's Service Class shares average daily net assets value during the preceding month and is calculated at an annual rate not to exceed 0.35%.

        The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding shares subject to the Plan and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

Fees and Expenses

        The Fund pays the Adviser as compensation for its advisory services a monthly fee equal to an annual rate of 0.90% of the Fund's average daily net assets. As compensation for its administrative services, BISYS receives from the Fund a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. The Distributor is not paid a fee by the Fund, but is reimbursed for certain distribution expenses described above under "Distribution Plan and Agreement" in this Prospectus. As compensation for their services, the Sub-Advisers collectively receive fees from the Adviser at an annual rate not to exceed 0.45% of the Fund's average daily net assets. The Adviser and the Sub-Advisers may agree in advance not to impose a portion of their fees in the future.

        Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees by Participating Organizations, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets).

                         TRANSACTIONS WITH AFFILIATES

        Broker-dealers which are affiliates of the Adviser may act as brokers for the Fund. At all times, however, their commissions, fees or other charges must be reasonable and fair in comparison with those that would be paid to unaffiliated firms for comparable transactions. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal. In placing orders for the purchase and sale of portfolio securities, the Fund seeks the best execution at the most favorable price, considering all of the circumstances. The Adviser may consider sales of shares of the Fund and of other HSBC Funds as a factor in selecting a broker. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.

                       DETERMINATION OF NET ASSET VALUE

        The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Fund's transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each class is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of shares outstanding of each class. All expenses, including the management, advisory, sub-advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

        Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost equals fair market value. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. Dollars at the bid price of such currencies against U.S. Dollars last quoted by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

                              PURCHASE OF SHARES

        Shares of the Fund are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Prospectuses and accompanying sales material can be obtained from the Transfer Agent or Distributor.

        The minimum initial investment requirement for the Fund is $1,000. The minimum subsequent investment requirement is $50. There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Trust reserves the right to reject any purchase order. Compensation to salespersons may vary depending upon whether Service Class or Institutional Class shares are sold.

        Orders for shares of the Fund will be executed at the net asset value per share next determined after receipt of an order by the dealer, plus a sales charge (Service Class shares only) varying with the amount invested in accordance with the following schedule:

<CAPTIONE>
                                                                                   Reallowance
                                                                                       to
                                                                                     Service
                                                   Total Sales Load               Organizations
                                               ---------------------------      ----------------
                                                                 As a % of
                                                  As a % of      Net Asset         As a % of
                                               Offering Price    Value Per       Offering Price
                                                 Per Share        Share            Per Share
                                               --------------    ---------       ---------------
Less than $50,000......................            5.00%           5.26%             4.50%
$50,000 but less than $100,000.........            4.50%           4.71%             4.00%
$100,000 but less than $250,000........            3.75%           3.90%             3.40%
$250,000 but less than $500,000........            2.50%           2.56%             2.25%
$500,000 but less than $1 million......            2.00%           2.04%             1.75%
$1 million and above...................            1.00%           1.01%             0.90%

        The sales charge applicable to the purchase of Service Class shares will be waived on the following purchases: (1) by Trustees and officers of the Trust and of HSBC Funds Trust, and members of their immediate families (parents, spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates, and members of their immediate families, (3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor, selected broker-dealers and affiliates and members of their immediate families, (5) by charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in the Fund with the proceeds of their benefits checks (the EBT Plan must currently own shares of the Fund at the time of the individual's purchase), (8) by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (9) by individuals who, as determined by an officer of the Fund in accordance with guidelines established by the Fund's Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

        The sales load does not apply in any instance to reinvested dividends.

        From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.

        Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

Right of Accumulation

        The Fund offers to all shareholders a right of accumulation under which any shareholder may purchase shares of the Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the offering price of the shareholder's combined holdings of the shares of the Fund. For the right of accumulation to be exercised, a shareholder must provide at the time of purchase confirmation of the total number of shares of the Fund owned by such shareholder. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time on sixty days notice to shareholders. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares held in the name of such nominee or custodian for other plans to qualify for the right of accumulation.

Letter of Intent

By initially investing at least $1,000 and submitting a Letter of Intent to the transfer agent, a "single purchaser" may purchase shares of the Fund and other eligible HSBC Funds (other than Money Market Funds) during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter of Intent. The Letter of Intent may apply to purchases made up to 90 days before the date of submission of the Letter. Dividends and distributions of capital gains paid in shares of the Fund at net asset value will not apply towards the completion of the Letter of Intent. The Letter of Intent does not obligate a shareholder to buy the amount indicated in the Letter of Intent; however, if the intended purchases are not completed during the Letter of Intent period, the shareholder will be obligated to pay the Distributor an amount equal to the difference between the regular sales charge applicable to a single purchase of the number of shares purchased and the sales charge actually paid. For further details, including escrow provisions, see the Letter of Intent. The Fund reserves the right to amend, suspend or cease offering this program at any time.

        Prospective investors who wish to obtain additional information concerning investment procedures should contact the Transfer Agent at:
(800) 634-2536.

New Account Purchase By Wire

        1. Telephone the Transfer Agent at (800) 634-2536 for instructions. Please note your bank will normally charge a fee for handling this transaction.

New Account Purchase By Mail

        1.  Complete a Purchase Application. Indicate the services to be used.

        2. Mail the Purchase Application and a check for $1,000 or more, payable to HSBC Family of Funds to the Transfer Agent at:

        HSBC Mutual Funds Trust, c/o BISYS, P.O. Box 163850, Columbus OH 43216-3850

        Third-party checks will not be accepted. Checks must be in U.S. dollars. Please include the Fund name and your account number on all checks.

Additional Purchases By Wire and Mail

        Additional purchases of shares may be made by wire by telephoning the Transfer Agent at (800) 634-2536 and then instructing the wiring bank to transmit the amount ($50 or more) of any additional purchase in Federal funds. Additional purchases may also be made by mail by making a check ($50 or more) payable to the HSBC Family of Funds indicating your fund account number on the check and mailing it to the Transfer Agent at the address set forth above.

Purchase through Customer Accounts

        Purchases of shares also may be made through customer accounts maintained at Participating Organizations, including qualified Individual Retirement and Keogh Plan accounts. Purchases will be made through a customer's account only as directed by or on behalf of the customer on a direction form executed prior to the customer's first purchase of shares of the Fund. For example, a customer with an account at a Participating Organization may instruct the Participating Organization to invest money in excess of a level agreed upon between the customer and the Participating Organization in shares of the Fund periodically or give other instructions to the Participating Organization within limits prescribed by that Participating Organization.

Automatic Investment Plan

        Investors may make regular monthly investments of $50 or more in shares automatically from a checking or savings account if their bank is a member of automated clearing house (ACH). Upon written authorization, the Transfer Agent will electronically debit the investor's checking or savings account each month and use the proceeds to purchase shares for the investor's account.

        Approval by the investor's bank is required, so that establishment of a program may require at least 30 days. The authorized amount and/or bank information may be changed or the program terminated at any time by writing to the Transfer Agent. A reasonable period (usually up to 15 days) may be required after receipt of such instructions to implement them. The purchase application contains the requirements applicable to this plan. The Trust reserves the right to amend, suspend or cease offering this program at any time without prior notice.

                             REDEMPTION OF SHARES

       Upon receipt by the Transfer Agent of a redemption request in proper form ($50 minimum), shares of the Fund will be redeemed at their next determined net asset value. See "Determination of Net Asset Value" in this Prospectus. For the shareholder's convenience, the Trust has established several different direct redemption procedures. Redemptions of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. A redemption of shares is a taxable transaction on which gain or loss may be recognized for tax purposes.

     The Fund reserves the right to redeem (on 30 days' notice) accounts whose values shareholders have reduced to $500 or less.

Redemption By Mail

     1. Complete a letter of instruction indicating the Fund, the account number and either the dollar amount or number of shares to be redeemed.

     2. Sign the letter of instruction in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

     3. If shares to be redeemed have a value of $5,000 or more, the signature(s) must be guaranteed by a bank, trust company, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolution and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     4. If shares to be redeemed are held in certificate form, enclose the certificates with the letter. Do not sign the certificates and for your protection use registered mail.

     5. Mail the letter to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

     Checks for redemption proceeds will normally be mailed within seven days to the shareholder's address of record.

     Upon request, the proceeds of a redemption amounting to $1,000 or more will be sent by wire to the shareholder's predesignated bank account. Please note a wire transfer fee will normally be charged. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

Redemption By Expedited Redemption Service

     If shares are held in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Trust's Transfer Agent, redemption of shares may be requested on any day the Transfer Agent is open for business by telephone or letter. A signature guarantee is not required.

     1.  Telephone the request to the Transfer Agent at (800) 634-2536; or

     2. Mail the request to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

     Proceeds of Expedited Redemptions of $1,000 or more will be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Trust's transfer agent by 4:00 p.m. (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted to the shareholder's bank on the next business day. A check for proceeds of less than $1,000 will be mailed to the shareholder's address of record.

     The Fund's Transfer Agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ such reasonable procedures, the Transfer Agent may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the transfer agent requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

Systematic Withdrawal Plan

     An owner of $10,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on the first or the fifteenth day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust the account if your monthly checks exceed the dividend, interest and capital appreciation, if any, on your shares. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Shareholders holding share certificates are not eligible to establish a Systematic Withdrawal Plan because share certificates must accompany all withdrawal requests.

     Amounts paid to you pursuant to the Systematic Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of shares in your account and is a taxable transaction on which gain or loss may be recognized for Federal, state and local income tax purposes.

Reinstatement Privilege

     A shareholder in the Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 60 days of the original redemption. This privilege must be effected within 60 days of the redemption and the investor at the time of purchase must provide the number of shares redeemed within the 60 day period. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

Redemption through Customer Accounts

     Investors who purchase shares through customer accounts maintained at Participating Organizations may redeem those shares only through the Participating Organization. In some cases, a customer may instruct the Participating Organization which maintains the account through which the customer purchases shares to redeem shares periodically as required to bring the customer's account balance up to a level agreed upon between the customer and the Participating Organization. If a redemption request with respect to such an automatic redemption arrangement is received by the transfer agent by 4:00 p.m. (Eastern time) on a day the Transfer Agent is open for business, the redemption proceeds will be transmitted on the next business day to the investor's customer account (unless otherwise specified by the Participating Organization).

                              EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange shares of one Fund for shares of any of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will be subject only to that portion of the sales load of the Fund into which the shareholder is exchanging which exceeds the sales load originally paid by the shareholder. The Transfer Agent must be advised of the applicability of the sales charge differential when the exchange order is placed. Shareholders of any of the HSBC Money Market Funds who exchange shares of any such Money Market Funds for shares of any of the Funds of HSBC Mutual Funds Trust are charged the sales load applicable to such Funds as stated in the Prospectus. Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. The Trust reserves the right to change the terms or terminate the Exchange Privilege at any time upon at least 60 days prior written notice to shareholders. Exchanges may be made by telephonic request to the Transfer Agent at (800) 634-2536. For a discussion of risks associated with unauthorized telephone transactions, see "Redemption by Expedited Redemption Service".

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to distribute annually substantially all of its net investment income in the form of dividends. The Fund pays dividends and distributes net capital gains, if any, at least once annually. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash.

     In order to satisfy certain annual distribution requirements of the Internal Revenue Code of 1986 (the "Code"), the Fund may declare special dividend and capital gains distributions during October, November or December as of a record date in such a month. Such distributions, if paid to shareholders in the following January, are deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of the prior year.

     The Fund will be treated as a separate entity for Federal income tax purposes, notwithstanding that it is one of multiple series of the Trust. The Fund has elected to be treated, and has qualified and intends to continue to qualify to be treated as a regulated investment company for each taxable year by complying with the provisions of the Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to its net investment income and net realized capital gains distributed to shareholders in accordance with the timing requirements of the Code. The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders for each taxable year.

     Dividends derived from the Fund's taxable net investment income (if any) and the excess of net short-term capital gain over net long-term capital loss will be taxable to the Fund's shareholders as ordinary income, whether such dividends are invested in additional shares or received in cash.

     Distributions of the excess of net long-term capital gain over net short-term capital loss designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares, whether they are invested in additional shares or received in cash. Dividends and distributions will generally not qualify for the dividends-received deduction for corporations.

     Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency denominated debt securities or payables or receivables denominated in a foreign currency are subject to
Section 988 of the Code which causes such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount, timing and character of distributions to shareholders.

     If the Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it could be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes the Fund certain financial information in the required form, the Fund would instead be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

     It is expected that dividends and interest from non-U.S. sources received by the Fund will be subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable United States income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. With respect to any non-U.S. taxes (including withholding taxes) actually paid by the Fund, if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of any non-U.S. corporations, the Fund may elect to treat any non-U.S. taxes paid by it as paid by its shareholders. If the Fund does not make the election permitted under Section 853, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

     In the event the Fund makes the election described above to pass through non-U.S. taxes to shareholders, shareholders will be required to include in income (in addition to any distributions received) their proportionate portion of the amount of non-U.S. taxes paid by the Fund and will be entitled to claim either a credit or deduction for their portion of such taxes in computing their U.S. Federal income tax liability. Availability of such a credit or deduction is subject to certain limitations. Shareholders will be informed each year in which the Fund makes the election regarding the amount and nature of foreign taxes to be included in their income for U.S. Federal income tax purposes.

     Each year the Fund will notify shareholders of the character of its dividends and distributions for federal income tax purposes. Depending on the residence of the shareholder for tax purposes, such dividends and distributions may also be subject to state, local or foreign tax consequences of ownership of Fund shares in their particular circumstances.

     Shareholders who are not U.S. persons under the Code should also consult their tax advisers as to the possible application of U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends.

                               ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in confirmations for each shareholder and a quarterly shareholder statement. In those cases where a Participating Organization or its nominee is shareholder of record of shares purchased for its customer, the Trust has been advised that the statement may be transmitted to the customer in the discretion of the Participating Organization. Shareholders can write or call the Trust's transfer agent at P.O. Box 163850, Columbus, OH 43216-3850, or telephone: (800) 634-2536 with any questions relating to their investments in Fund shares.

     Participating Organizations or their nominees may be the shareholders of record as nominees for their customers, and may maintain subaccounts for those customers. Any such customer may become the shareholder of record upon written request to the Participating Organization, or Transfer Agent.

     As transfer agent, BISYS Fund Services, Inc. will transmit promptly to each of its customers for whom it processes purchases and redemptions of shares and to each Participating Organization copies of all reports to shareholders, proxy statements and other Trust communications. The Trust's arrangements with the transfer agent and the subtransfer agent arrangements require Participating Organizations to grant investors who purchase shares through customer accounts the opportunity to vote their shares by proxy at all shareholder meetings of the Trust. In certain cases, a customer of a Participating Organization may have given his Participating Organization the power to vote shares on his behalf. Customers with accounts at Participating Organizations should consult their Participating Organization for information concerning their rights to vote shares.

                 TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     Pursuant to an Agency Agreement, BISYS Fund Services, Inc. (the "Transfer Agent") acts as the Fund's transfer and dividend disbursing agent and is responsible for maintaining account records detailing ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. For its services the Transfer Agent receives from the Fund an annual base fee of $25 per shareholder account plus additional transaction costs. Effective on or about June 15, 1997, BISYS Fund Services, Inc. will also provide certain accounting services for the Fund pursuant to the Fund Accounting Agreement. BISYS' fee for performing accounting services will be paid under the Management and Administration Agreement. As of the date of this Prospectus, State Street Bank and Trust Company is responsible for these services.

                                   CUSTODIAN

     As of the date of this Prospectus, State Street is the Fund's custodian. Effective on or about June 15, 1997, The Bank of New York will act as the Fund's Custodian. Pursuant to the Custodian Agreement, the Custodian is responsible for holding the Fund's cash and portfolio securities. The Custodian may enter into sub-custodian agreements with certain qualified banks.

                            PERFORMANCE INFORMATION

     The Fund's total return may be included in advertisements or mailings to prospective investors. The Fund may occasionally cite statistical reports concerning its performance. The Fund may also from time to time compare its performance to various unmanaged indices, such as the Morgan Stanley Capital International Index (EAFE). (See the SAI for more details concerning the various indices which might be used.) The Fund's "total return" refers to the average annual compounded rates of return over one, five and ten year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the deduction of the maximum sales charge and the reinvestment of all dividend and capital gains distributions. The Fund calculates its total return by adding the total dividends paid for the period to the Fund's ending net asset value per share for that period and dividing that sum by the net asset value per share of the Fund at the beginning of the period. The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. Total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders of the Service Class of shares will experience a lower net return on their investment than shareholders of the Institutional Class of shares because of the sales load, Rule 12b-1 fee and shareholder servicer assistance fee to which Service Class shareholders will be subject.

     Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged by such Participating Organization certain fees, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization. Such fees will have the effect of reducing the return for those investors. See "Management of the Funds - Servicing Agreements" in the Prospectus.

                         SHARES OF BENEFICIAL INTEREST

     The authorized capital stock of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of multiple series representing shares in corresponding investment portfolios of the Trust. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. The International Equity Fund offers and the Prospectus relates to two classes of shares - the Institutional Class and Service Class. The Institutional Class of shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class of shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested to do so in writing by the holders of not less than 10% of the outstanding shares of the Trust. The Fund will be treated as a separate entity for Federal income tax purposes. For more details concerning the voting rights of shareholders, see the SAI.

     Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

     Under Massachusetts law, it is possible that shareholders of a Massachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of the Fund could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

                                                     HSBC Mutual Funds Trust
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     HSBC Asset Management


HSBC /SM/ Mutual Funds Trust
3435 Stelzer Road
Columbus OH 43219

Information:
(800) 634-2536

Investment Adviser and Co-Administrator
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

Distributor, Administrator, Transfer Agent and
Fund Accounting Agent
BISYS Fund Services
3435 Stelzer Road
Columbus OH 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

Legal Counsel
Baker & McKenzie
805 Third Avenue
New York, New York 10022

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Distributor or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                            HSBC Mutual Funds Trust

                           INTERNATIONAL EQUITY FUND

                               3435 Stelzer Road
                             Columbus, Ohio  43219



Information:  (800) 634-2536


                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Mutual Funds Trust (the "Trust"), is an open-end, management investment company with multiple portfolios, including the diversified International Equity Fund (the "Fund").

     The investment objective of the Fund is to seek to provide investors with long-term capital appreciation by investing at least 80% of its total assets in equity securities (including American and European Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will be invested in equity and debt securities of companies based in the United States and outside of the United States including bonds and money market instruments. Dividend income is expected to be incidental to the Fund's investment objective.

     The Fund offers two classes of shares - the Institutional Class and Service Class shares. The Institutional Class shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class shares are available to all other investors. The Institutional Class and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees. See "Shares of Beneficial Interest" herein.

     There is no assurance that the Fund's investment objective will be achieved.

     Shares of the Fund are primarily offered for sale by BISYS Fund Services, the Sponsor and Distributor, as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations ("Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at the Participating Organizations and to perform certain services for the Fund.

     This Statement of Additional Information (the "SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund Prospectus dated April 29, 1997. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from the Trust.

April 29, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND RISK FACTORS........................................   1
INVESTMENT RESTRICTIONS.....................................................   6
MANAGEMENT..................................................................   8
SERVICE ORGANIZATIONS.......................................................  12
PERFORMANCE INFORMATION.....................................................  13
DETERMINATION OF NET ASSET VALUE............................................  15
PORTFOLIO TRANSACTIONS......................................................  16
PORTFOLIO TURNOVER..........................................................  17
EXCHANGE PRIVILEGE..........................................................  17
REDEMPTIONS.................................................................  17
FEDERAL INCOME TAXES........................................................  18
SHARES OF BENEFICIAL INTEREST...............................................  21
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................  22
INDEPENDENT AUDITORS........................................................  23
FINANCIAL STATEMENTS........................................................  23


                      INVESTMENT POLICIES AND RISK FACTORS

     The following information supplements the discussion of the investment objective and policies of the Fund found under "Investment Objective, Policies and Risk Factors" in the Prospectus.

     Short-Term Trading. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary in the management's view to achieve the investment objective of the Fund. The management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such investment objective. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Fund's investment objective than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to the Fund. During periods of relatively stable market and economic conditions, management expects that the portfolio turnover of the Fund will not exceed 200% annually.

     Loans of Portfolio Securities. The Fund may make loans of portfolio securities to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, equal to at least 102% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund an amount equal to any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

     The Fund will not loan securities having a value which exceeds 10% of the current value of such Fund's total assets. Loans of securities will be subject to termination at the lender's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund, or the Adviser.

     Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs") and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

     Writing Covered Calls. The Fund may engage in the writing of covered call options (options on securities which the Fund owns) provided the options are listed on a national securities exchange. The Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

     To the extent permitted in the Prospectus, the Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.

     Stock Index Options. The Fund may purchase and write put and call options on stock indexes listed on national securities exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil & Gas Index or the Computer and Business Equipment Index.

     Options on stock indexes are similar to options on stock, except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     Stock Index Futures Contracts. The Fund may enter into stock index futures contracts in order to protect the value of its common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss in that amount. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     The Fund intends to utilize stock index futures contracts only for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices and, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect the Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions.

     Options on Stock Index Futures. The Fund may purchase and write call and put options on stock index futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

     The Fund may use options on stock index futures contracts solely for bona fide hedging or other appropriate risk management purposes. If the Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

     If the Fund writes a call (put) option on a stock index futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same
series.   Over-the-counter ("OTC") options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If the Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The staff of the United States Securities and Exchange Commission (the "SEC") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to the Fund's limitation on investments in securities that are not readily marketable.

     Forward Foreign Exchange Contracts. The Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and its customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Fund may enter into forward foreign exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

     The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund's custodian will place cash or readily marketable securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into forward contracts with a term of greater than one year. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks and, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

     Risks Involving Futures Transactions. Transactions by the Fund in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund incurring larger losses than would otherwise be the case.

     Option Premiums. In order to comply with certain state securities regulations, the Fund has agreed to limit maximum premiums paid on put and call options on other than futures contracts to less than 2% of the Fund's net assets at any one time.

     Illiquid Securities. The Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

     The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     The Adviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Investment Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Investment Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 8.


                            INVESTMENT RESTRICTIONS

     The Fund observes the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

     Except as otherwise noted, the Fund may not:


             (1) purchase securities on margin (but may make margin payments in connection with financial futures contracts and related options) or purchase real estate or interests therein, commodities or commodity contracts (except financial futures contracts and related options), or make loans, except loans of portfolio securities and except that the Fund may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities described in the Prospectus. For this purpose, repurchase agreements are considered loans;

             (2) engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

             (3) effect a short sale of any security (other than index options or hedging strategies), or issue senior securities except as permitted in paragraph (4). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

             (4) borrow money, except that the Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 5% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 5% of the Fund's total assets taken at market value. The Fund has no present intention of engaging in transactions under this paragraph;

             (5) purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of such Fund's total assets taken at market value;

             (6) invest for the purpose of exercising control over or management of any company;

             (7) invest more than 10% of its total assets in the securities of other investment companies;

             (8) invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value of the Fund's assets would be so invested;

             (9) purchase interests in oil, gas, or other mineral exploration programs or real estate and real estate mortgage loans, or oil, gas or other mineral leases, or in real estate limited partnership interests; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

             (10) purchase or retain securities of any company if, to the knowledge of the Fund, officers and trustees of the Trust and officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

             (11) have dealings on behalf of the Fund with officers and trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, trustees or employees of the Fund;

             (12) with respect to 75% of its total assets, purchase a security if, as a result, more than 5% of its total assets taken at market value would be invested in the securities of any one issuer or it would own more than 10% of the outstanding voting securities of such issuer. There is no limit on the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

             (13) purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

             (14) invest in warrants in excess of 5% of net assets, provided that within that amount, investments in warrants which are listed on the New York or American Stock Exchanges shall not exceed 2% of net assets.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.


                                   MANAGEMENT

Trustees and Officers

     The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk.

        WOLFE J. FRANKL, Trustee - 40 Gooseneck Lane, Charlottesville,
                         -------
        Virginia 22901. Trustee, Excelsior Funds, Inc. , Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Funds, Inc., (mutual funds); Trustee, IP Capital Fund II (Deutsche Bank Capital Corp.); Director, Deutsche Bank Financial, Inc.; Director, The Harbus Corporation; Trustee, HSBC Funds Trust.

        WILLIAM L. KUFTA, Chairman and Trustee - 97 Main Street, Chatham, New
                          --------------------
        Jersey 07928. Chief Investment Officer, Beacon Trust Company; Senior Vice President, Pitcairn Financial Management Group from 1987 to 1991; Trustee, HSBC Funds Trust.

        ROBERT A. ROBINSON, Trustee -  251 Laurel Road, New Canaan, Connecticut
                            -------
        Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Funds Trust.

        HARALD PAUMGARTEN, Trustee -330 Madison Avenue, New York, NY 10017.
                           -------
        Director, Corporate Finance, Auerbach and Grayson; President, Paumgarten and Company since 1991; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Funds Trust.

        JOHN P. PFANN, Trustee - 43 Captains Walk, Marina Cove, Palm Coast,
                       -------
        Florida 32137. Chairman and President, JPP Equities, Inc., 1982 to 1995; Trustee, HSBC Funds Trust.

        MICHAEL J. KANE, President - Director, New Business Development, BISYS
                         ---------
        Fund Services, Inc. 1991 to present; Sales Manager, Business Development at Fairfield Group 1988 to 1991. Vice President at SEI Corporation from 1980 to 1988.

        ERIC F. ALMQUIST, Senior Vice President - Senior Marketing Strategist,
                          ---------------------
        Fund Services Division, BISYS Fund Services, Inc., August, 1996 to present; Director of Process Management, Coopers & Lybrand L.L.P. 1994 to 1996; Vice President, The Dreyfus Service Corporation, from 1988 to 1994.

        KAREN DOYLE, Vice President - Director, Client Services, Fund Services
                     --------------
        Division, BISYS Fund Services, Inc., October, 1994 to present. The Bank of New York, 1979 to 1994.

        KEVIN MARTIN, Treasurer - Vice President, Fund Accounting Services,
                      ---------
        Services, Inc., February 1996 to present; Senior Audit Manager, Ernst & Young LLP (1984 to February 1996).

        STEVEN R. HOWARD, Secretary - 805 Third Avenue, New York, New York
                          ---------
        10022. Partner, Baker & McKenzie since April 1991; Partner, Gaston & Snow from 1988 to 1991; Secretary, HSBC Funds Trust.

        CURTIS BARNES, Assistant Secretary - Compliance Officer, BISYS Fund
                       -------------------
        Services June 1995 to present; Senior Legal Analyst for John Hancock Funds from February, 1984 to June, 1995.

        ALAINA V. METZ, Assistant Secretary - Chief Administrator,
                        -------------------
        Administration and Regulatory Services of BISYS Fund Services, Inc., June 1995 to Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

     Trustees of the Fund receive from the Fund an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


                               COMPENSATION TABLE

                                                                                                     Total
                                Aggregate        Pension or Retirement      Estimated Annual     Compensation
                              Compensation     Benefits  Accrued as Part      Benefits Upon      from the Fund
                             from the Fund         of Fund Expenses            Retirement           complex*
                            ---------------   ---------------------------   -----------------  ------------------
Wolfe J. Frankl, Trustee          $503                     0                       N/A              $20,000

William L. Kufta, Trustee         $453                     0                       N/A              $18,000

Harald Paumgarten, Trustee        $403                     0                       N/A              $18,000

John P. Pfann, Trustee            $503                     0                       N/A              $20,000

Robert A. Robinson, Trustee       $453                     0                       N/A              $20,000

---------------------

* Represents the total compensation paid to such persons during the calendar year ending December 31, 1996 (and with respect to the Fund, estimated to be paid during a full calendar year).



     As of the date of this SAI the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

     Investment Adviser. The Fund retains HSBC Asset Management Americas, Inc. (the "Adviser") to act as the adviser for the Fund. the Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York 10177.

     The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish the Fund with investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Fund, among other things, information relating to portfolio composition. Pursuant to the Advisory Contract the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Fund. Administrative services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the SEC.

     Sub-Advisers. The Adviser retains HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) KK, HSBC Asset Management Australia Limited and HSBC Asset Management Singapore Ltd. to act as sub-advisers (the "Sub-Advisers") to the Fund. HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong, Ltd., HSBC Asset Management (Japan) KK, HSBC Asset Management Singapore Ltd. and HSBC Asset Management Australia Limited along with the Adviser are all parts of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation).

     HSBC Asset Management Europe Ltd. is the European investment arm of HSBC Asset Management and manages equity and balanced portfolios with an emphasis on the markets of the United Kingdom and other major European securities markets, the Middle East and Africa. HSBC Asset Management Europe Ltd. also manages global fixed income portfolios, HSBC Asset Management Europe Ltd. manages separate accounts for pension plans, corporations, bank trust divisions, endowments and foundations and provides continuous supervision for the entire James Capel family of Unit Investment Trusts. Total assets managed by HSBC Asset Management EuropeLtd. amount to approximately U.S. $22.8 billion. Its principal offices are located at 6 Beview Marks, London, EC3A, 7QP, England.


     HSBC Asset Management Hong Kong, Ltd. is the Asian Pacific investment arm of HSBC Asset Management. HSBC Asset Management Hong Kong, Ltd. manages approximately U.S. $12.9 billion of equity portfolios dedicated to the Pacific Rim, Pacific Basin and the emerging markets of Southeast Asia. HSBC Asset Management Hong Kong, Ltd. was founded in 1973 and has its principal business address at GPO Box 8983 Hong Kong, 12/F, Bank of America Tower, 12 Harcourt Road, Hong Kong. It is one of the largest investment managers in the Asia Pacific region, managing accounts for corporations, pension plans and the full-line of Wardley Unit Investment Trusts.

     HSBC Asset Management ( Japan) KK provides a full range of investment services to clients investing in Japanese securities and Japanese investors investing domestically or internationally. HSBC Asset Management (Japan) KK manages approximately $470 million in assets. HSBC Asset Management (Japan) KK has its principal office at 6/F No. 2 Tomoecho Annex. 3-8-27 Toranomon Minato-ku, Tokyo, Japan.

     HSBC Asset Management Singapore Ltd. is one of the largest fund managers in Singapore, providing a full range of investment discretionary and advisory services to government and government related bodies, corporations, trusts, charities, insurance companies, and high-net-worth individuals. HSBC Asset Management Singapore Ltd.'s investment management activities began in Singapore in 1982 and has its principal business address at 21 Collyer Quay, #20-02, Hongkong Bank Building, Singapore 049320.

     HSBC Asset Management Australia Limited is one of the largest fund managers in Australia offering a full range of investment services to superannuation funds, public bodies, corporations, trusts, charities, high-net-worth individuals and unit trusts for smaller investors. HSBC Asset Management Australia Limited manages approximately $4.3 billion in assets. HSBC Asset Management Australia Limited has its principal address at P.O. Box 291, Market Street, Melbourne, Victoria 3000, Australia.

     Pursuant to the terms of their sub-advisory contracts, HSBC Asset Management Europe Ltd. and HSBC Asset Management Hong Kong Ltd. commenced their sub-advisory services from the commencement of Fund operations. HSBC Asset Management (Japan) KK and HSBC Asset Management Australia Limited commenced their sub-advisory services on July 1, 1994. HSBC Asset Management Singapore commenced their sub-advisory services on April 30, 1996.

     Under its Sub-Advisory Contract with the Adviser, each Sub-Adviser will undertake at its own expense to furnish the Fund and the Adviser with micro- and macroeconomic research, advice and recommendations, and economic and statistical data, with respect to the Fund's investments, subject to the overall review by the Adviser and the Board of Trustees.

Shareholder Servicer Assistant

     The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Fund in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of an review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Fund to, and answer questions from Shareholder Servicers to enhance understanding of the Fund and its investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

     The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

     For its services as Shareholder Servicing Agent, the Adviser is paid an annual fee equal to 0.04% of the Fund's daily average net assets.

     Distributor. Shares of the Fund are offered on a continuous basis through BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS"), the Distributor, pursuant to the Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

     Administrator.  Pursuant to the Management and Administration Agreement,
BISYS: (i) provides administrative services reasonably necessary for the operation of the Fund, (other than those services which are provided by it pursuant to the Advisory Contract); (ii) provides the Fund with office space and office facilities reasonably necessary for the operation of the Fund; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Management and Administration Agreement.

     Pursuant to the Co-Administration Services Contract between the Fund and the Adviser, the Adviser (i) manages the Fund's relationship with BISYS, the Administrator to the Fund, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers,
(iii) serves as liaison with the Board of Trustees, and (iv) assists with general product management and oversight. HSBC is paid an annual fee equal to 0.03% of the Fund's average daily net assets pursuant to the Co-Administration Services Contract.

     Fees and Expenses. The Fund pays the Adviser as compensation for its advisory services a monthly fee equal to an annual rate of 0.90% of average daily net assets. As compensation for its administrative services, BISYS receives from the Fund a monthly fee equal to an annual rate of 0.15% of the average daily net assets. As compensation for their services, the Sub-Advisers receive fees from the Adviser at an annual rate not to exceed 0.45% of the average net assets of the Fund. The Adviser and the Sub-Adviser may agree in advance not to impose a portion of their fees in the future.

     For the year ended December 31, 1996, as Adviser and Co-Administrator, the Adviser received payments of $20,367 (net of fee waivers of $140,552) and $1,720 (net of fee waivers of $5,414), respectively.

     For the year ended December 31, 1995, as Adviser and Administrator, the Adviser recevied payments of $149,012 (net of fee waivers of $66,081) and $24,797, respectively. For the period of April 25, 1994 (commencement of operations) to December 31, 1994, as Adviser and Administrator, the Adviser received payments of $85,631 and $14,569, respectively.

     For the year ended December 31, 1996, as Administrator, BISYS received payment of $18,016 (net of fee waivers of $6,109). For the two months ended February 29, 1996, BISYS' predecessor Administrator, PFPC Inc. earned $2,548 (net of fee waivers of $134).

     Except for the expenses paid by the Adviser and Administrator under the Advisory and Management and Administraton Services Agreements, the Fund bears all costs of its operations. Expenses attributable to the Fund are charged against the assets of the Fund.

     The Advisory Contract, Distribution Contract and Management and Administration Agreement (upon expiration of its initial term ending September 1, 1999) will continue in effect with respect to the Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Trustees and
(ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party ("non-interested Trustees"). Each contract may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees on 60 days' written notice, except in the case of the Management and Administration Services Agreement which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Advisory Contract, Management and Administration Services Agreement and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the Investment Company Act of 1940). The Board of Trustees approved the continuance of the Funds' Advisory Contract (including the Sub-Advisory Contracts), Distribution Contract and Co-Administration Contract at a meeting of the Board of Trustees on February 4, 1997.

     Distribution Plans and Expenses. The Service Class shares of the Fund has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its Service Class shareholders. The Plan provides for a monthly payment by the Service Class Shares of the Fund to BISYS Fund Services for expenses incurred not to exceed an annual rate of 0.35 of 1%.

     BISYS will use all amounts received under the Plan for payments to broker-dealers or financial institutions for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares. BISYS may also use all or any portion of such fee to pay expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

     The Plan provides for BISYS to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding Service Class shares and approval of a majority of the non-interested Trustees.

     The Plan will continue in effect with respect to the Fund from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such Plan. The Board of Trustees of the Trust approved the continuance of the Plan at a meeting of the Board of Trustees on February 4, 1997.

     The Service Class shares of the Fund made payments of $67 (net of fee waivers of $180) for the year ended December 31, 1996 all of which was for compensation to broker-dealers.


                             SERVICE ORGANIZATIONS

     The Trust also contracts with banks (including Marine Midland Bank), trust companies, broker-dealers or other financial organizations ("Service Organizations") on behalf of the Fund to provide certain administrative services for the Fund at a fee of up to an annual rate of 0.35%. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to shareholders; and providing such other services as the Fund or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                            PERFORMANCE INFORMATION

     The Fund from time to time may advertise total return and cumulative total return figures. Total return is the average annual compound rate of return for the periods of one year and the life of the Fund, each ended on the last day of a recent calendar quarter. Total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in shares of the Fund. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula (total return is then expressed as a percentage):

          Where:  P(1+T)/n/ = ERV

          P =  a hypothetical initial investment of $1,000

          T =  average annual total return

          n =  number of years

          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Total return will generally be lower for the Service Class shares due to the shareholder servicing and Rule 12b-1 fees on the Service Class shares.


The average annual total return information for shares of the Fund are as follows:

          Service Class Shares                             Sales Charge*   NAV
          --------------------                             -------------   ---
          One year ended December 31, 1996                      1.05%      6.32%

          Inception (April 25, 1994) to December 31, 1996       0.31%      2.25%


          Institutional Class Shares                       Sales Charge*   NAV
          --------------------------                       -------------   ---
          One year ended December 31, 1996                      N/A        6.31%

          Inception (March 1, 1995) to December 31, 1996        N/A       10.63%

* Includes maximum sales charge of 5.00%. Past performance not predictive of future performance.

      Cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the rate of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

          C =  (ERV/P) - 1

          C =  Cumulative Total Return

          P =  a hypothetical initial investment of $1,000

          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      From time to time, in marketing pieces and other Fund literature, the Fund's total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

          Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

          Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

          Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

          Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

          Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

          Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

          Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

          Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

          Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

          New York Times, a nationally distributed newspaper which regularly covers financial news.

          Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

          Sylvia Porter's Personal Finance, a monthly magazine focusing on personal money management that periodically rates and ranks mutual funds by performance.

          Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

          Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                       DETERMINATION OF NET ASSET VALUE

          The Fund's net asset value per share for the purpose of pricing and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Fund's transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of the Fund is computed by dividing the value of the net assets of each class (i.e. the value of the assets less the liabilities) by the total number of shares outstanding of each class of the Fund. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value. The public offering price for the Service Class Shares of the Fund (net asset value of $10.60 plus maximum sales charge of 5.00% of the offering price) was $11.16 at December 31, 1996.

          Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value for each unlisted security on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost equals fair market value.


                            PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Brokerage may be allocated to the Distributor to the extent and in the manner permitted by applicable law, provided that in the judgment of the investment adviser the use of the Distributor is likely to result in an execution at least as favorable as that of other qualified brokers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the Investment Company Act of 1940, persons affiliated with Marine Midland, the Adviser, the Fund or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Fund may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the Investment Company Act of 1940. Under the Investment Company Act of 1940, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Fund to affiliated brokers.

          The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.

          The aggregate brokerage commissions paid by the Fund for the years ended December 31, 1996 and 1995 and for the period of April 25, 1994 (commencement of operations) to December 31, 1994 was $113,445, $113,904 and $102,490, respectively. The Fund paid $0, $0 and $1,065 in brokerage commissions to affiliated brokers during the same periods.

                              PORTFOLIO TURNOVER

          A Fund's portfolio turnover rate measures the frequency with which a Fund's portfolio of securities is traded. The Fund will attempt to purchase securities with intent of holding them for investment but may purchase and sell portfolio securities whenever the adviser believes it to be warranted (e.g., the Fund may sell portfolio securities in anticipation of an adverse market movement). The purchase and sale of portfolio securities may involve dealer mark-ups, underwriting commissions or other transaction costs. Generally, the higher the portfolio turnover rate, the higher the transaction costs to the Fund, which will generally increase the Fund's total operating expenses. In order to qualify as a regulated investment company, less than 30% of the Fund's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than 3 months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Fund, the Fund expects to satisfy the 30% income test. The Fund's portfolio turnover rate for the years ended December 31, 1996 and December 31, 1995, was 77.91% and 90.3%, respectively.

                              EXCHANGE PRIVILEGE

          Shareholders who have held all or part of their shares in the Fund for at least seven days may exchange those shares for shares of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of a Fund will be subject only to that portion of the sales load of the Fund into which the shareholder is exchanging which exceeds the sales load originally paid by the shareholder. Shareholders of any of the HSBC Money Market Funds who exchange shares of any of such Money Market Funds for shares of any of such Funds of HSBC Funds Trust are charged the sales loads applicable to the Fund as stated in the Prospectus.

          Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal income tax purposes and, depending on the circumstances, a gain or loss may be recognized. See the Prospectus discussion of the federal tax treatment of load reductions or eliminations in an exchange.

          The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

                                  REDEMPTIONS

          The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and state and local income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

          A shareholder's account with the Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Fund. This permits an investor to resume investments in the Fund during the period in an amount of $50 or more.

          To be in a position to eliminate excessive shareholder expense burdens, the Fund reserve the right to adopt a policy pursuant to which it may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

          The Fund may suspend the right of redemption during any period when
(i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

          Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of the Fund's portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


                             FEDERAL INCOME TAXES

          The Fund has elected to be treated and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") in 1996. The Fund intends to continue to so qualify by complying with the provisions of the Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

          In order to qualify as a regulated investment company for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock or securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) derive less than 30% of its gross income from the sale or other disposition of certain investments held less than three months (including stocks and securities and excluding some amounts included in income as a result of certain hedging transactions); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stock and securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting stocks or securities of the issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or stocks or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code. Compliance with the "30% test" described in clause (b) above may, in particular, limit the Fund's ability to engage in some transactions involving options, short-term trading and stock index futures.

          The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

          The Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, the Fund may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of under reporting of interest or dividend income.

          Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

          Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

          Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Shareholders should consult their tax advisers for more information.

          Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

          Gains or losses on sales of stock or securities by the Fund will ordinarily be long-term capital gains or losses if the stock or securities have been held by it for more than one year. However, if the Fund writes a covered call option which has an exercise price below the price of the underlying stock or security at the time the call is written, or if it acquires a put option with respect to stock or securities which have been held for less than the applicable capital gain holding period, the holding period of such stock or securities will be terminated or suspended for purposes of determining long-term capital gains treatment and will start again only when the Fund enters into a closing transaction with respect to such option or when such option expires.

          The Fund will be required to treat stock index futures, options on such futures and options on the stock indices held at the end of each taxable year as having been sold at market value on the last business day of the year. For purposes of computing gain or loss, 60% of any gain or loss recognized on these deemed sales, on actual sales or on termination by closing transactions, delivery, exercise, lapse or otherwise will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. However, under certain circumstances, the Fund may be able to make an election under which these provisions would not apply to such futures and options.

          Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

          The "straddle" rules of Section 1092 of the Code may require the Fund to defer the recognition of certain losses incurred on its transactions involving certain stock or securities, futures contracts or options. Section 1092 defines a "straddle" to include "offsetting positions" with respect to publicly traded stock or securities. A "position" is defined to include a futures contract and an option. In general, the Fund will be considered to hold offsetting positions if there is a substantial diminution of its risk of loss from holding one position by reason of its holding one or more other positions.
Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position (the "loss position") in the straddle shall be recognized for any taxable year only to the extent that the amount of such loss exceeds the unrealized gains on any offsetting straddle position (the "gain position") and the unrealized gain on any successor position (which is a position that is itself offsetting to the gain position and is acquired during a period commencing 30 days prior to, and ending 30 days after, the disposition of the loss position).

          These special tax rules applicable to options and futures transactions could affect the amount, timing and character of capital gain distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund's income or deferring its losses.

          For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from taxable domestic corporations in respect of any share of stock treated as debt-financed under the Code or held by the Fund for 45 days or less (90 days or less in the case of certain preferred stock) will not be treated as qualifying dividends. To the extent applicable, for purposes of the dividends-received deduction, the holding period of any share of stock will not include any period during which the Fund has an option or a contractual obligation to sell, or has granted certain call options with respect to, substantially identical stock or securities or, under Treasury regulations to be promulgated, the Fund may diminish its risk of loss by holding one or more other positions with respect to substantially similar or related property. It is anticipated that these rules will operate so as to reduce the portion of distributions paid by the Fund that will be eligible for the dividends-received deduction available to corporate shareholders of such Fund. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than 46 days.

          Corporate shareholders should also note that their basis in shares of the Fund may be reduced by the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the shares have not been held for at least two years prior to declaration of the dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10% of a corporate shareholder's basis in its Fund shares or which satisfy an alternative test based on the fair market value of the shares. To the extent dividend payments received by corporate shareholders of the Fund constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced and any gain realized upon a subsequent disposition of such shares will therefore be increased.

          The untaxed portion of dividends received by such shareholders is also included in adjusted alternative minimum taxable income in determining shareholders' liability under the alternative minimum tax.

          The Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

          The Fund's use of equalization accounting, if such method of tax accounting is used for any taxable year, may affect the amount, timing and character of its distributions to shareholders.

          If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

          Special Tax Considerations. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund. See the Prospectus for more information on foreign withholding taxes and foreign tax credits.

          Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Fund, and redemptions of shares of the Fund, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.


                         SHARES OF BENEFICIAL INTEREST

          The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of multiple series representing shares in corresponding investment portfolios of the Trust. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class.

          The Fund offers and the Prospectus relates to two classes of shares - the Institutional and Service classes of shares. The Institutional Shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Shares are available to all other investors. Institutional Shares of the Fund are not subject to a sales charge, Rule 12b-1 fee or a shareholder servicing fee. The Fund's Service Shares are subject to a sales charge, Rule 12b-1 fee and a shareholder servicing fee. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested to do so in writing by the holders of not less than 10% of the outstanding shares of the Trust.

          As used in the Prospectus and in this SAI, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund (e.g., election of Trustees and ratification of independent auditors), means the vote of a majority of the Fund's outstanding shares represented at a meeting. The term "majority", when referring to the approvals to be obtained from shareholders in connection with approval of the

Advisory Contract or changing the fundamental policies of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

          Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

          Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of liquidation or dissolution, shares of the Fund are entitled to receive the assets belonging to the Fund which are available for distribution, and of any general assets not belonging to the Fund which are available for distribution.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

          As of March 31, 1997, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund except as set forth below:


Name and Address of holder of record               Shares held and Percent of Class
Institutional Class Shares
---------------------------

     Marine Midland Bank                        1,373,183                          62.85%*
     Buffalo, NY  14240

     Nabank & Company                             799,281                          36.58%
     Tulsa, OK  74101

     Total Outstanding Shares:                  2,184,689


Service Class Shares
--------------------

     Paul M. Dudney                                 4,700                          13.37%
     Seven Oaks Kent, England

     Ann B. Birmingham                              3,185                           9.00%
     Pittsford, NY  14534

     Total Shares Outstanding:                     35,134


* Marine Midland Bank has informed the Trust it was not the beneficial owner of any of the shares it held of record.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT

          Effective on or about June 15, 1997, The Bank of New York will act as Custodian for the Fund pursuant to a Custodian Agreement, replacing State Street Bank and Trust Compnay. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Contract, the Custodian maintains a custody account or accounts in the name of the Fund; receives and delivers all assets upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions; receives and pays out cash for purchases and redemptions of shares of the Fund and pays out cash if requested for dividends on shares of the Fund; and maintains records for the foregoing services.


          Under the Custodian Contract, the Trust agreed to pay State Street for furnishing Custodian Services to the Fund, certain transaction charges and out-of-pocket expenses.




          The Board of Trustees has also authorized the Custodian, in such capacity, to enter into Subcustodian Agreements with certain foreign banking institutions and foreign securities depositaries pursuant to rule 17f-5 of the Investment Company Act of 1940.

          BISYS Fund Services, Inc. (the "Transfer Agent") has been retained by the Trust to act as transfer agent and dividend agent for the Fund. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. performs general transfer agency and dividend disbursing services. It maintains an account in the name of each shareholder of record in the Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of the Fund, addresses and mails all communications by the Fund to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, the Fund have agreed to pay BISYS Fund Services, Inc. $16,000 per annum. In addition, the Fund has agreed to pay BISYS Fund Services, Inc. certain account based fees and out-of-pocket expenses incurred by BISYS Fund Services, Inc. For the period from April 15, 1996 until December 31, 1996 BISYS Fund Services, Inc. earned $27,294 in transfer agency fees from the Fund. For the period from January 1, 1996 through April 15, 1996 the year ended December 31, 1995 and the period ended December 31, 1994, PFPC Inc. earned $2,311, $12,067 and $5,313, respectively, in transfer agency fees from the Fund.

          In addition, effective on or about June 15, 1997, BISYS Fund Services, Inc. will provide certain fund accounting services to the Fund pursuant to Fund Accounting Agreement replacing State Street Bank and Trust Company. Under such Agreement, BISYS Fund Services, Inc. will maintain the accounting books and records for the Fund, maintain a monthly trial balance of all ledger accounts; perform certain accounting services for the Fund, including calculation of the net asset value per share, calculate the dividend and capital gains distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity. BISYS feees for performing accounting services will be paid under the Management and Administration Agreement.

                             INDEPENDENT AUDITORS

          Ernst & Young LLP serves as the independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.

                             FINANCIAL STATEMENTS

          The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The Annual Reports to shareholders which contains the referenced statements, are available upon request and without charge.

                            PART C. OTHER INFORMATION

Item 24.   Financial Statements
           --------------------

           (a)   Financial Statements:

                 Financial Statements included in Part A:
                 ---------------------------------------

                                    ALL FUNDS

                 Financial Highlights

                 Financial Information incorporated by reference in Part B:
                 ---------------------------------------------------------

                                    ALL FUNDS

                 Statements of Net Assets at December 31, 1996

                 Statements of Operations for the year ended December 31, 1996.

                 Statements of Changes in Net Assets for each of the two years ended December 31, 1995 and December 31, 1996. Notes to Financial Statements

                 Financial Highlights

                 Reports of Independent Auditors, dated February 10, 1997

Exhibit
Number          Description
-------         -----------

  ++1      --   Amended and Restated Declaration of Trust.
                ====================

    2      --   By-Laws of Registrant.

    3      --   None.

   *4      --   Form of Specimen Certificates of Shares.

   +5(a)   --   Advisory Contract between Registrant and HSBC Asset Management
                Americas Inc. (Also Previously filed with Post-Effective
                Amendment No. 1 to Registration Statement on March 4, 1991.)

  ++5(b)   --   Management and Administration Agreement between Registrant and
                BISYS Fund Services.

 ***5(c)   --   Form of Advisory Contract between Mariner U.S. Government
                Securities Fund and Marine Midland Bank, N.A.

  ++5(d)   --   Accounting Services Agreement between Registrant and BISYS Fund
                Services

  ++5(e)   --   Co-Administration Services Contract between HSBC Asset
                Management Americas Inc. and Registrant dated July 1, 1994

  ++5(f)   --   Sub-Advisory Contract between HSBC Asset Management Americas,
                Inc. and HSBC Asset Management Europe Ltd. with respect to the
                Mariner International Equity Fund dated April 25, 1995

  ++5(g)   --   Sub-Advisory Contract between HSBC Asset Management Americas,
                Inc. and HSBC Asset Management Australia Limited with respect to the Mariner International Equity Fund dated April 25, 1995

  ++5(h)   --   Sub-Advisory Contract between HSBC Asset Management Americas,
                Inc. and HSBC Asset Management Japan (KK) with respect to the
                Mariner International Equity Fund dated April 25, 1995

  ++5(i)   --   Sub-Advisory Contract between HSBC Asset Management Americas,
                Inc. and HSBC Asset Management Hong Kong Ltd. with respect to the Mariner International Equity Fund dated April 25, 1995

  ++5(j)   --   Sub-Advisory Contract between HSBC Asset Management Americas,
                Inc. (formerly Marinvest Inc.) and Investment Concepts, Inc.
                with respect to the Mariner Small Cap Fund dated September 22,
                1992

 ++6       --   Distribution Agreement between Registrant and BISYS Fund
                Services.

 ++7       --   None.

 ++8(a)    --   Custodian Agreement between Registrant and The Bank of New York.

 ++8(b)    --   Custodian Agreement between Registrant and State Street Bank and
                Trust Company

 ++9(a)    --   Transfer Agency Agreement between Registrant and BISYS Fund
                Services

 **9(b)    --   Agreement concerning the name "Mariner."

****9(c)   --   Shareholder Servicing Agreement between Registrant and HSBC
                Asset Management Americas Inc. dated November 1, 1994

   9(d)    --   Form of Shareholder Servicer Assistant Agreement between
                Registrant and HSBC Asset Management Americas Inc.

 ++9(e)    --   Service Organization Agreement between Bank of Oklahoma and
                Registrant, dated October 25, 1994

 ++9(f)    --   Fund Accounting Agreement between Registrant and BISYS Fund
                Services

 ++9(g)    --   Fund Accounting Agreement between Registrant and State Street
                Bank and Trust on behalf of International Equity Fund

  10       --   Consent of Baker & McKenzie, counsel to Registrant.

  11       --   Consent of Ernst & Young LLP, independent auditors

  12       --   Annual Report as filed on March 7, 1997 and incorporated by reference.

 *13       --   Subscription Agreement.

  14       --   None.

++15(a)    --   Rule 12b-1  Distribution Plan.

 +15(b)    --   Rule 12b-1 Shareholder Servicing Agreement between Registrant and BISYS Fund Services, Inc.

 +15(c)    --   Distributor's Selected Dealer Agreement.

*****16    --   Schedule for Computation of Performance Quotations.

   17      --   Financial Data Schedules
                a) Growth and Income Fund
                b) Small Cap Fund
                c) Fixed Income Fund
                d) New York Tax-Free Bond Fund
                e) International Equity Fund

 ++18      --   Form of Rule 18f-3 Plan


Other Exhibits
--------------

++(a)      --   Power of Attorney for Wolfe J. Frankl, William L. Kufta, John P.
                Pfann, Robert A. Robinson, Harald Paumgarten.



--------------

*          Filed with the Trust's Registration Statement dated March 2, 1990.
** Filed with Post-Effective Amendment No. 1 and 3 to the Trust's Registration Statement on March 4, 1991 and January 23, 1992, respectively.
***        Filed with Post-Effective Amendment No. 9 on July 12, 1993.
****       Filed with Post-Effective Amendment No. 13 on November 7, 1994.
***** Filed with Post-Effective Amendment No. 4 to the Trust's Registration Statement on May 1, 1992.
+ Filed with Post-Effective Amendment No. 6 to the Trust's Registration Statement on November 6, 1992.
++ Filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement on April 18, 1996 and incorporated by reference.


Item 25.     Persons Controlled by or under Common Control with Registrant.
             -------------------------------------------------------------

             None.

Item 26.     Number of Holders of Securities at April 3, 1997.
             ------------------------------------------------

             Growth & Income Fund                                           510
             New York Tax-Free Bond Fund                                  1,230
             Small Cap Fund                                                 205
             Fixed Income Fund                                              105
             International Equity Fund- Service Class Shares                 84
             International Equity Fund - Institutional Shares.                6

Item 27.    Indemnification.
            ---------------

            Reference is made to Article IV of Registrant's By-Laws and paragraphs 9 and 10 of the Distribution Contract.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            The Registrant, has in force a Directors and Officers Liability Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of "any breach of duty, neglect, error, misstatement, misleading statement, omission or act done or wrongfully attempted" while acting as trustees or officers of the Registrant. The period of insurance under the present policy is for the period ending August 1, 1997. The policy covers 100% of the excess of $100,000 up to an annual aggregate limit of $10,000,000 of any losses including legal and other expenses in connection with any claim.

Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

            HSBC Asset Management Americas Inc. also serves as investment adviser to HSBC Funds Trust.

Item 29.    Principal Underwriter
            ---------------------

            (a) BISYS Fund Services is also Distributor for HSBC Funds Trust. BISYS Fund Services also acts as Distributor to a number of other registered companies not affiliated with the HSBC Funds.

            (b)           Officers and Directors


                        Name and                      Positions and Offices           Positions and Offices
               Principal Business Address                with Registrant                 with Underwriter
            -----------------------------------   -----------------------------   ----------------------------
            BISYS Fund Service, Inc.                          None                Sole General Partner
            3435 Stelzer Road
            Columbus, OH 43219

            WC Subsidiary Corporation                         None                Sole Limited Partner
            150 Clove Road
            Little Falls, New Jersey 07424

                     (c)           Not applicable.



Item 30.    Location of Accounts and Records
            --------------------------------

                     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of HSBC Asset Management Americas Inc., the Registrant's Investment Adviser at 250 Park Avenue, New York, New York, 10177, and at the offices of BISYS Fund Services, the Registrant's Administrator, Distributor, Transfer Agent and Dividend Disbursing Agent, at 3435 Stelzer Road Columbus, OH 43219 and at The Bank of New York, the Registrant's Custodian, at 90 Washington Street, New York, New York 10286. For the period ending June 15, 1997 the International Equity Fund, accounts, books and other documents are also maintained at State Street Bank, at P.O. Box 1713, Boston, Massachusetts 02105.

Item 31.    Management Services
            -------------------

                     Not applicable.

Item 32.    Undertakings
            ------------

                     (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a Trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                     (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that Section applied to the Registrant.

                     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed in its behalf by the undersigned, thereunto duly authorized, in the City of New York, on April 29, 1997.

                                             HSBC MUTUAL FUNDS TRUST
                                             (Registrant)


                                             By:/s/ Michael J. Kane
                                                --------------------------------
                                                Title:  President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                             Title                                  Date
---------                             -----                                  ----

     MICHAEL J. KANE                  President
---------------------------------
Michael J. Kane                                                              April 29, 1997


     KEVIN MARTIN
---------------------------------     Treasurer (Principal Financial &
Kevin Martin                          Accounting Officer)                    April 29, 1997


 *   WOLFE J. FRANKL                  Trustee                                April 29, 1997
---------------------------------
Wolfe J. Frankl


 *   WILLIAM L. KUFTA                 Trustee and Chairman                   April 29, 1997
---------------------------------
William L. Kufta


 *  HARALD PAUMGARTEN                 Trustee                                April 29, 1997
---------------------------------
Harald Paumgarten


 *   JOHN P. PFANN                    Trustee                                April 29, 1997
---------------------------------
John P. Pfann


 *  ROBERT A. ROBINSON                Trustee                                April 29, 1997
---------------------------------
Robert A. Robinson

* Pursuant to Power of Attorney filed with Post-Effective Amendment 17 to Registration Statement Nos. 33-33734 and 811-6057.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------


                                    EXHIBITS

                                       to

                         POST-EFFECTIVE AMENDMENT NO. 18

                                       to

                                    FORM N-1A

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                                       AND

                       THE INVESTMENT COMPANY ACT OF 1940



--------------------------------------------------------------------------------

                             HSBC MUTUAL FUNDS TRUST

                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION OF EXHIBIT

    2                       By-Laws of Registrant

    9(d)                    Shareholder Servicer Assistance Agreement

    10                      Consent of Baker & McKenzie

    11                      Consent of Ernst & Young LLP

    12 Annual Report as filed on March 7, 1997 and incorporated by reference

    17                      Financial Data Schedules
                            (a) Growth and Income Fund
                            (b) Small Cap Fund
                            (c) Fixed Income Fund
                            (d) New York Tax-Free Money Market Fund
                            (e) International Equity Fund